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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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Cephalon, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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March 25, 2011

Dear Cephalon Stockholder:

        It is my pleasure to invite you to Cephalon's 2011 Annual Meeting of Stockholders. We will hold the meeting on Tuesday, May 10, 2011 at 8:30 a.m., Eastern Daylight Time, at our corporate headquarters located at 41 Moores Road, Frazer, PA 19355.

        During the Annual Meeting, we will discuss each item of business described in the Notice of Annual Meeting of Stockholders and the Proxy Statement that follows, update you on important developments in our business, and respond to any questions that you may have about the Company.

        We have elected to take advantage of the Securities and Exchange Commission rules that allow issuers to furnish proxy materials to their stockholders on the Internet. These rules allow us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting.

        Your vote is important. Whether or not you plan to attend the Annual Meeting, I hope that you will vote as soon as possible. Please review the instructions for each of your voting options described in the Notice of Internet Availability of Proxy Materials.

        On behalf of your Board of Directors, thank you for your continued support and interest in Cephalon.

Very truly yours,

J. Kevin Buchi Chief Executive Officer

CEPHALON, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On May 10, 2011

TO THE STOCKHOLDERS OF CEPHALON, INC.:

        The Annual Meeting of Stockholders of Cephalon, Inc. will be held at the Company's headquarters at 41 Moores Road, Frazer, PA 19355, on Tuesday, May 10, 2011, at 8:30 a.m., Eastern Daylight Time. At the meeting, the holders of the Company's shares of outstanding common stock will act upon the following matters:

  1.
  To elect the nine directors named in the attached Proxy Statement;

  2.
  To approve an amendment and restatement of the Company's 2011 Equity Compensation Plan (previously known as the Company's 2004 Equity Compensation Plan), including an increase in the number of shares authorized for issuance and the extension of the term of the Plan, among other items;

  3.
  To ratify the appointment of PricewaterhouseCoopers LLP as its independent registered public accountants for the year ending December 31, 2011;

  4.
  To approve an advisory resolution regarding executive compensation;

  5.
  To vote on an advisory basis regarding the frequency of advisory stockholder votes regarding executive compensation; and

  6.
  To transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

        All stockholders of record as of the close of business on March 14, 2011 (the "Record Date") are entitled to notice of the Annual Meeting and to vote at the Annual Meeting and any postponements or adjournments thereof. A list of stockholders of the Company entitled to vote at the Annual Meeting will be available for inspection by any stockholder at the Annual Meeting and during normal business hours at the Company's corporate offices during the 10-day period immediately prior to the date of the Annual Meeting.

By Order of the Board of Directors,
GERALD J. PAPPERT Secretary

Frazer, Pennsylvania
March 25, 2011

EACH STOCKHOLDER IS URGED TO VOTE VIA THE INTERNET, BY TELEPHONE OR, IF YOU HAVE RECEIVED A PRINTED SET OF PROXY MATERIALS, BY COMPLETING, SIGNING AND RETURNING THE PROXY CARD IN THE ENVELOPE PROVIDED, IN EACH CASE IN THE MANNER DESCRIBED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY, IF SO DESIRED, REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.

Page
About the Meeting	1
What is the purpose of the Annual Meeting?	1
Who is entitled to vote at the meeting?	1
What are the voting rights of the holders of Cephalon common stock?	1
Why did I receive in the mail a one-page Notice of Internet Availability of Proxy Material instead of a full set of printed proxy material?	1
How can I get electronic access to the proxy material?	2
Who can attend the meeting?	2
What constitutes a quorum?	2
How do I vote my shares?	2
Can I change my vote after I have submitted my proxy?	2
How do I vote my 401(k) shares?	3
What are the Board's recommendations?	3
What vote is required to approve each Proposal?	3
Governance of the Company	5
Who are the current members of the Board?	5
How often did the Board meet during 2010?	5
What is the role of the Board's committees?	5
What is the Board's leadership structure?	6
What is the Board's role in risk oversight of the Company?	7
How does the Board select nominees for the Board?	7
How does the Board determine which directors are considered independent?	8
What processes and procedures does the Compensation Committee follow in considering and determining executive officer and director compensation?	9
How are directors compensated?	10
How do stockholders communicate with the Board?	11
Does the Company have a "Code of Ethics"?	11
Does the Company have a policy and procedure related to the review, approval or ratification of transactions with related parties?	11
Does the Company have a mandatory retirement age for directors?	11
Does the Company have a Pre-Approval Policy regarding its Independent Registered Public Accounting Firm services?	12
How much did the Company pay to its Independent Registered Public Accountants for non-audit services?	12
Where can I find more information about the corporate governance practices of the Company?	12
Report of the Audit Committee	13
Compensation of Executive Officers and Directors	15
Compensation Discussion and Analysis	15
Report of the Stock Option and Compensation Committee	37
Compensation Committee Interlocks and Insider Participation	37
Executive Compensation Tables	38
2010 Potential Payments Upon Termination or Change in Control	45
2010 Non-Employee Director Compensation Table	49
Stock Ownership and Performance	51
Security Ownership of Certain Beneficial Owners and Management	51
Section 16(a) Beneficial Ownership Reporting Compliance	54
Proposal 1—Election of Directors	55
Proposal 2—Approval of an Amendment and Restatement of the 2011 Equity Compensation Plan	61
Proposal 3—Ratification of Appointment of PricewaterhouseCoopers LLP as Independent Registered Public Accountants for the Year Ending December 31, 2011	70

CEPHALON, INC.
41 Moores Road
Frazer, PA 19355

PROXY STATEMENT

        This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation of proxies by the Board of Directors (the "Board") of Cephalon, Inc. (the "Company" or "Cephalon"), for use at the 2011 Annual Meeting of Stockholders (the "Annual Meeting") to be held at 41 Moores Road, Frazer, Pennsylvania 19355 on Tuesday, May 10, 2011 at 8:30 a.m., Eastern Daylight Time, and any postponements or adjournments thereof. This Proxy Statement and the accompanying proxy card are being made available via the internet or distributed to stockholders on or about March 25, 2011.

ABOUT THE MEETING

What is the purpose of the Annual Meeting?

        At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting, including the election of the nine directors named in this Proxy Statement; the approval of an amendment and restatement of the Company's 2011 Equity Compensation Plan; the ratification of the appointment of PricewaterhouseCoopers LLP as its independent registered public accountants for the year ending December 31, 2011; a vote on an advisory resolution regarding executive compensation; and, a vote on the frequency of advisory stockholder votes regarding executive compensation. In addition, management will report on the performance of the Company and respond to questions from stockholders.

Who is entitled to vote at the meeting?

        Only stockholders of record at the close of business on March 14, 2011, the Record Date for the Annual Meeting, are entitled to receive notice of and to participate in the Annual Meeting. If you were a stockholder of record on that date, you will be entitled to vote all of the shares that you held on that date at the meeting, or any postponements or adjournments of the meeting.

What are the voting rights of the holders of Cephalon common stock?

        Each outstanding share of Cephalon common stock will be entitled to one vote on each matter considered at the meeting.

Why did I receive in the mail a one-page Notice of Internet Availability of Proxy Material instead of a full set of printed proxy materials?

        Pursuant to rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice of Internet Availability of Proxy Material (the "Notice") to our stockholders of record and beneficial owners. All stockholders have the ability to access the proxy material on a website referred to in the Notice or request to receive a printed set of the proxy material. Instructions on how to access the proxy material over the Internet or to request a printed copy may be found in the Notice. In addition, stockholders may request to receive proxy material in printed form by mail or electronically by email on an ongoing basis.

How can I get electronic access to the proxy materials?

        The Notice provides you with instructions regarding how to:

  •
  view our proxy material for the Annual Meeting on the Internet; and

  •
  instruct us to send our future proxy material to you electronically by email.

Choosing to receive your future proxy material by email will save us the cost of printing and mailing documents to you and will reduce the impact of our Annual Meeting on the environment. If you choose to receive future proxy material by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive proxy material by email will remain in effect until you terminate it.

Who can attend the meeting?

        Subject to space availability, all stockholders as of the Record Date, or their duly appointed proxies, may attend the meeting. If you attend, please note that you may be asked to present valid picture identification, such as a driver's license or passport.

        Please also note that if you hold your shares in "street name" (that is, through a broker or other nominee), you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the meeting.

What constitutes a quorum?

        The presence at the meeting, in person or by proxy, of the holders of a majority of the aggregate voting power of the common stock outstanding on the Record Date will constitute a quorum, permitting the meeting to conduct its business. As of the Record Date, 75,751,151 shares of common stock, representing the same number of votes, were outstanding. Thus, the presence of the holders of common stock representing at least 37,875,576 votes will be required to establish a quorum.

        Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting.

How do I vote my shares?

        If you are a registered stockholder (that is, if you hold your stock in certificate form), you may vote by telephone, or electronically through the Internet, by following the instructions provided in the Notice. The deadline for voting by telephone or electronically is 11:59 p.m., Eastern Daylight Time, on May 9, 2011. If your shares are held in "street name," please contact your broker or nominee to determine whether you will be able to vote by telephone or electronically.

        If you have received a printed set of proxy materials, and you complete and properly sign the proxy card and return it to the Company, it will be voted as you direct. If you are a registered stockholder and attend the meeting, you may deliver your completed proxy card in person. "Street name" stockholders who wish to vote at the meeting will need to obtain a proxy form from the institution that holds their shares.

Can I change my vote after I have submitted my proxy?

        Yes. Even after you have submitted your proxy, you may revoke or change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date (or by submitting a new proxy via the Internet or by telephone). If you attend the meeting in person, you may request that the powers of the proxy holders be suspended with respect to your shares, although attendance at the meeting will not by itself revoke a previously granted proxy.

How do I vote my 401(k) shares?

        If you participate in the Cephalon, Inc. 401(k) Profit Sharing Plan (the "401(k) Plan"), you may give voting instructions as to the number of shares of Cephalon common stock equivalent to the interest in Cephalon common stock credited to your account as of the Record Date. You may provide voting instructions to The Vanguard Group online, by telephone or, if you have received a printed set of proxy materials, by completing and returning the proxy card included therein. The trustee will vote your shares in accordance with your duly executed instructions received by May 9, 2011. If you do not send instructions, the trustee will vote the number of shares equal to the share equivalents credited to your account in the same proportion that it votes shares for which it did receive timely instructions.

What are the Board's recommendations?

        Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board. The Board's recommendation is set forth together with the description of each Proposal in this Proxy Statement. In summary, the Board recommends a vote:

  •
  FOR election of all director nominees (see Proposal 1);

  •
  FOR the approval of an amendment and restatement of the Company's 2011 Equity Compensation Plan (previously known as the Company's 2004 Equity Compensation Plan) (the "2011 Plan"), including an increase in the number of shares authorized for issuance and the extension of the term of the Plan, among other items (see Proposal 2);

  •
  FOR the ratification of appointment of PricewaterhouseCoopers, LLP ("PwC") as Independent Registered Public Accountants for the year ending December 31, 2011 (see Proposal 3);

  •
  FOR the advisory resolution regarding executive compensation (see Proposal 4); and

  •
  FOR the option of once every two years as the frequency with which stockholders are provided an advisory vote on executive compensation, as disclosed pursuant to the compensation disclosure rules of the SEC (see Proposal 5).

        With respect to any other matters that properly come before the meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

What vote is required to approve each Proposal?

        Proposal 1:    In an uncontested election of directors, the affirmative vote of a majority of the shares present in person or by proxy at the Annual Meeting is required for the election of directors. A nominee for director shall be elected if the votes cast for the nominee's election exceed the votes cast against the nominees' election. Abstentions and broker non-votes shall not be counted as a vote cast either for or against a nominee's election.

        Proposals 2, 3, 4 and 5:    The affirmative vote of the majority of the shares present in person or by proxy at the Annual Meeting and entitled to vote on these matters is required to approve each matter. A properly executed proxy marked "Abstain" with respect to a matter will have the effect of a vote against such matter. Broker non-votes are not considered shares entitled to vote and therefore will not be taken into account in determining the outcome of the vote.

Your vote is important. Regardless of whether or not you plan to attend the Annual Meeting, please submit your proxy via the Internet or by telephone or, if you have received a printed set of proxy materials, complete, sign and return the proxy card included therein for delivery prior to May 10, 2011. If you plan to attend the Annual Meeting to vote in person and your shares are registered with the Company's transfer agent in the name of a broker or bank, you must secure a proxy card from the broker or bank assigning voting rights to you for your shares.

GOVERNANCE OF THE COMPANY

Who are the current members of the Board?

        The members of the Board of Directors on the date of this Proxy Statement, and the standing committees of the Board on which they serve, are identified below. Dr. Homcy was appointed to the Board on March 10, 2011 and currently has not been appointed to serve as a member on any of the Board's standing committees.

Director	Audit Committee	Corporate Governance and Nominating Committee	Stock Option and Compensation Committee
J. Kevin Buchi
William P. Egan†	*
Martyn D. Greenacre		**	*
Charles J. Homcy, M.D.
Vaughn M. Kailian		*	*
Kevin E. Moley	*
Charles A. Sanders, M.D.			**
Gail R. Wilensky, Ph.D.		*
Dennis L. Winger	**

*
Member

**
Chair

†
Chairman of the Board

        Each of the above directors, with the exception of Mr. Buchi, is considered independent. See "How does the Board determine which directors are considered independent?" on page 8.

How often did the Board meet during 2010?

        The Board of Directors of the Company met 12 times during the year ended December 31, 2010. The Board's standing Audit, Corporate Governance and Nominating and Stock Option and Compensation Committees met ten, five and six times, respectively, during this same period. Each independent director attended at least 75% of the total number of meetings of the Board and the Board committee(s) on which he or she served, with the exception of one director, who was on temporary medical leave. Under the Company's Corporate Governance Guidelines (the "Guidelines"), each director is expected to regularly attend meetings of the Board and his or her respective committees, with the understanding that on occasion a director may be unable to attend a meeting.

        Under a policy adopted by the Corporate Governance and Nominating Committee in 2004, all directors are expected to make every reasonable effort to attend the Annual Meeting of Stockholders. All of the directors of the Company attended the 2010 Annual Meeting of Stockholders and we expect that all of the nominees for election will be present for the 2011 Annual Meeting on May 10, 2011.

What is the role of the Board's committees?

        The bylaws of the Company provide that the Board may designate committees by resolution, each of which shall consist of one or more directors. The Board presently has standing Audit, Corporate Governance and Nominating, and Stock Option and Compensation Committees.

        Audit Committee.    The functions of the Audit Committee are described in detail below under the heading "Report of the Audit Committee." The charter of the Audit Committee is available on the Investors section of the Company's website (www.cephalon.com) by selecting "Corporate Governance" and then "Board Committees/Charters." The Audit Committee met ten times during 2010.

        Mr. Winger has chaired the Audit Committee since June 2003. Mr. Winger is qualified as an audit committee financial expert within the meaning of SEC regulations. In addition, the Board has determined, in accordance with the listing standards of the NASDAQ Global Select Market ("NASDAQ"), that Mr. Winger meets the standards of financial sophistication set forth therein and that each other member of the Audit Committee is able to read and understand fundamental financial statements.

        All of the members of the Audit Committee are independent within the meaning of SEC regulations, Rule 4200(a) (15) of the NASDAQ listing standards and the Company's Guidelines.

        Corporate Governance and Nominating Committee.    The Corporate Governance and Nominating Committee (the "Nominating Committee") is responsible for developing and implementing policies and practices relating to corporate governance, including reviewing and monitoring implementation of the Company's Guidelines. In addition, the Nominating Committee develops and reviews background information on candidates for the Board and makes recommendations to the Board regarding such candidates. The Nominating Committee also prepares and supervises the Board's review of director independence and the Board and its committees' performance evaluations. The charter of the Nominating Committee is available on the Investors section of the Company's website (www.cephalon.com) by selecting "Corporate Governance" and then "Board Committees/Charters." The Nominating Committee met five times during 2010. All of the members of the Nominating Committee are independent within the meaning of the Securities Exchange Act of 1934, the NASDAQ listing standards and the Company's Guidelines.

        Stock Option and Compensation Committee.    The Stock Option and Compensation Committee (the "Compensation Committee") annually reviews the performance and total compensation package for the Company's executive officers, including the Chief Executive Officer; considers the modification of existing compensation and employee benefit programs, and the adoption of new plans; administers the terms and provisions of the Company's equity compensation plans; and reviews the compensation and benefits of non-employee directors. The charter of the Compensation Committee is available on the Investors section of the Company's website (www.cephalon.com) by selecting "Corporate Governance" and then "Board Committees/Charters." The Compensation Committee met six times during 2010. All of the members of the Compensation Committee are independent within the meaning of SEC regulations, the NASDAQ listing standards and the Company's Guidelines.

 What is the Board's leadership structure?

        Mr. Buchi serves as Chief Executive Officer of the Company. Mr. Egan, an independent director, serves as Chairman of the Board. The Chairman of the Board's primary responsibility is to preside over all sessions of the Board, including executive sessions in which the management directors and other members of management do not participate. The Board meets in executive session at all regularly scheduled meetings. The Chairman of the Board also reviews and approves meeting schedules, Board agendas and related information prior to distribution to the Board, and performs such other duties that the Board may from time to time delegate to assist the Board in the fulfillment of its responsibilities. The independent directors of the Board have designated Mr. Egan to serve as Chairman of the Board until Cephalon's 2011 Annual Meeting of Stockholders. The Board believes that this structure is appropriate for the Company because it allows the Chief Executive Officer to speak for and lead the Company with effective oversight provided by an independent Chairman leading an independent Board.

 What is the Board's role in risk oversight of the Company?

        The Board is active in risk oversight of the Company and discusses the material risks affecting the Company, the biotechnology industry and the general business environment on a regular basis. Each year, the Board approves the Company's annual budget and reviews with management the Company's long-range strategic plans. The Board actively provides guidance regarding the Company's short-term and long-term strategic plans and also analyzes the potential risks and benefits inherent in any such plans. The Board meets regularly in executive session, without management participation, led by Mr. Egan to discuss material risks. In addition, the Audit Committee oversees the Company's Internal Audit and Compliance functions and receives regular reports regarding those functions' actions. The Compensation Committee and the Nominating Committee also regularly meet to discuss short-term and long-term strategic plans and provide oversight for risks relating to each committee's areas of responsibility.

How does the Board select nominees for the Board?

        The Nominating Committee considers candidates for Board membership suggested by its members and other Board members, as well as management and stockholders. The Nominating Committee also retains third-party executive search firms to identify candidates from time to time. A stockholder who wishes to recommend a prospective nominee for the Board should notify the Company's Secretary or any member of the Nominating Committee in writing and provide the information set forth in Section 2.10 of the Company's bylaws. The Nominating Committee also will consider whether to nominate any person nominated by a stockholder pursuant to the provisions of the Company's bylaws relating to stockholder nominations as described in "Additional Information—Advance Notice Provisions," on page 75 of this Proxy Statement. The Nominating Committee will apply the same standards in considering a person nominated by a stockholder as it applies to other candidates.

        Once the Nominating Committee has identified a prospective nominee, the Nominating Committee makes an initial determination as to whether to conduct a full evaluation of the candidate. This initial determination is based on whatever information is provided to the Nominating Committee with the recommendation of the prospective candidate, as well as the Nominating Committee's own knowledge of the prospective candidate, which may be supplemented by inquiries to the person making the recommendation or others. The preliminary determination is based primarily on the need for additional Board members to fill vacancies or expand the size of the Board and the likelihood that the prospective nominee can satisfy the evaluation factors described below. If the Nominating Committee determines, in consultation with the Chairman of the Board and other Board members as appropriate, that additional consideration is warranted, it may request that a third-party search firm gather additional information about the prospective nominee's background and experience and report its findings to the Nominating Committee. The Nominating Committee then evaluates the prospective nominee against the standards and qualifications set out in the Company's Guidelines, including:

  •
  the ability of the prospective nominee to represent the best interests of all of the stockholders of the Company;

  •
  the prospective nominee's standards of integrity, ethics, commitment and independence of thought and judgment;

  •
  the prospective nominee's record of professional accomplishment in his or her chosen field;

  •
  the prospective nominee's independence from a material personal, financial or professional interest in any present or potential competitor of the Company;

  •
  the prospective nominee's ability to dedicate sufficient time, energy and attention to the diligent performance of his or her duties on the Board and its Committees, including the prospective nominee's service on other public company boards; and

  •
  the extent to which the prospective nominee contributes to the diverse range of talent, skill and expertise currently present on the Board.

        The Nominating Committee also considers such other relevant factors as it deems appropriate, including the current composition of the Board, the balance of management and independent directors, the need for Audit Committee expertise and the evaluations of other prospective nominees. In connection with this evaluation, the Nominating Committee determines whether to interview the prospective nominee, and, if warranted, one or more members of the Nominating Committee, and others as appropriate, conduct an interview of the prospective nominees, either in person or by telephone. After completing this evaluation and interview, the Nominating Committee makes a recommendation to the full Board as to the persons who should be nominated by the Board, and the Board determines the nominees after considering the recommendation and report of the Nominating Committee.

        As noted above, the Company's Guidelines explicitly consider diversity of personal and professional experience and educational background when evaluating a nominee's potential contribution to the Board. The Nominating Committee and the Board implement the Guidelines (and consideration of diversity set forth therein) as part of the annual evaluation of director nominees.

How does the Board determine which directors are considered independent?

        Pursuant to the Company's Guidelines, the Nominating Committee is charged with undertaking an annual review of director independence. Under the Guidelines, at least a majority of the directors must satisfy the "independence" requirements of the Securities Exchange Act of 1934 and NASDAQ, and all members of the Audit Committee must meet the specific independence requirements for audit committee members under the Sarbanes-Oxley Act of 2002 ("Sarbanes-Oxley") and NASDAQ listing standards. A copy of these independence standards is available on the Investors section of the Company's website (www.cephalon.com) by selecting "Corporate Governance" and then "Director Independence Standards."

        In December 2010, the Nominating Committee undertook its review of director independence. During this review, the Nominating Committee considered whether any transactions and relationships existed between each director or any member of his or her immediate family and the Company and its subsidiaries and affiliates. The Nominating Committee also examined whether any transactions or relationships were present between directors and members of the Company's senior management. The purpose of this review was to determine whether any such transactions or relationships exist and, if so, whether any such transactions or relationships were inconsistent with a determination that the director is independent.

        As a result of the review conducted by the Nominating Committee, the Board affirmatively determined that all of the directors nominated for election at the Annual Meeting are independent, with the exception of Mr. Buchi. Mr. Buchi is considered an inside director because of his employment as an executive officer of the Company.

 What processes and procedures does the Compensation Committee follow in considering and determining executive officer and director compensation?

        Under its charter, the Compensation Committee has the authority to review and determine executive officer and non-employee director compensation. Specifically, the charter provides that the Compensation Committee shall:

  •
  review and approve the corporate goals and objectives relevant to the compensation of the Company's executive officers;

  •
  evaluate the CEO's performance in light of these goals and objectives and, based on this evaluation, set the CEO's compensation level and components;

  •
  review and approve the compensation level and components for the other executive officers of the Company;

  •
  approve any employment agreements, consulting arrangements, severance or retirement arrangements and/or change-in-control agreements or provisions covering any current or former executive officer of the Company; and

  •
  periodically review and make recommendations to the Board regarding director compensation.

        The Compensation Committee has the authority to delegate all or a portion of its duties and authority related to executive compensation to subcommittees comprised of members of the Board. In 2010, the Compensation Committee did not exercise this right to delegate authority.

        The Compensation Committee has retained Mercer (US) Inc. ("Mercer") to assist in fulfilling the duties noted above. Mercer provides information, analyses, and advice regarding executive and director compensation. The Company also retains Mercer and its related entities to perform other services. To ensure that Mercer's executive compensation advice to the Compensation Committee remains objective and is not influenced by the Company's management, the Compensation Committee has established procedures including: a direct reporting relationship of the individual Mercer consultant providing executive compensation consulting services to the Compensation Committee; a provision in the Compensation Committee's engagement letter with Mercer specifying the information, data, and recommendations that can and cannot be shared with management; an annual update to the Compensation Committee on Mercer's financial relationship with the Company, including a summary of the work performed for the Company during the preceding 12 months; and written assurances from Mercer that, within the Mercer organization, the Mercer consultant who performs executive compensation services for the Company has a reporting relationship and compensation determined separately from Mercer's other lines of business and from its other work for the Company. Notwithstanding the above, with the consent of the chairman of the Compensation Committee, Mercer may, from time to time, contact the Company's executive officers for information necessary to fulfill its executive compensation-related duties and may make reports and presentations to and on behalf of the Compensation Committee that the executive officers also receive.

        At the Compensation Committee's direction, Mercer provided the following services for the Compensation Committee during 2010:

  •
  evaluated the competitive positioning of the Company's named executive officers' base salaries, annual and long-term incentive compensation relative to its Peer Group (as defined on page 20) and the broader industry;

  •
  advised the Compensation Committee on Chief Executive Officer and other named executive officer target award levels within the annual and long-term incentive program and, as needed, on actual compensation actions;

  •
  assessed the alignment of Company compensation levels relative to performance of the Company against its Peer Group and relative to the Company's articulated compensation philosophy;

  •
  provided ongoing advice as needed on the design of the Company's annual and long-term incentive plans;

  •
  briefed the Compensation Committee on executive compensation trends and regulatory changes among the Company's Peer Group and broader industry;

  •
  advised the Compensation Committee as requested on the performance measures and performance targets for the Company's management incentive compensation program;

  •
  evaluated the impact of the Company's equity programs on annual share use, run rate and total dilution, and advised the Compensation Committee on a recommended maximum share limit for use for 2010; and

  •
  assisted with the preparation of the Compensation Discussion and Analysis section contained in this Proxy Statement.

        In the course of conducting its activities, Mercer attended two meetings of the Compensation Committee in 2010 and presented its findings and recommendations for discussion.

        In addition to the executive compensation services noted above, Mercer and its affiliates also provided other services to the Company in 2010. The members of the Mercer consulting team giving advice to the Compensation Committee did not provide any other service to the Company. The Company retained other Mercer consultants for services in the U.S. and internationally. While the Compensation Committee did not pre-approve these other services, it relied on the Committee's internal procedures noted above as well as Mercer's internal guidelines and practices to guard against conflicts and ensure the objectivity of Mercer's advice. The Compensation Committee believes that the other services Mercer provided to the Company did not impact the advice Mercer provided to the Committee on executive compensation matters. The fees paid for Mercer's services in 2010 were as follows:

2010
Executive Compensation Services	$105,479
Non-Executive Compensation Services(1)	339,786

TOTAL	$445,265

(1)
Non-executive compensation services include the assessment of a European pension plan acquired through merger in 2010, non-U.S. compensation surveys, and brokerage services provided by Marsh USA Inc., an affiliate of Mercer, related to the Company's liability insurance policies.

        All of the decisions with respect to determining the amount or form of executive and director compensation under the Company's executive and director compensation programs are made by the Compensation Committee alone and may reflect factors and considerations other than the information and advice provided by Mercer.

How are directors compensated?

        The Company compensates its non-employee directors through a mix of base cash compensation and stock option grants. For a more complete description of our compensation program for non-executive directors, including details of amounts earned in 2010, please see the "2010 Non-Employee Director Compensation Table" beginning on page 49 of this Proxy Statement.

 How do stockholders communicate with the Board?

        Stockholders may communicate with the Company's Board by sending their communications to Cephalon, Inc. Board of Directors, c/o Secretary, 41 Moores Road, Frazer, PA 19355. The Nominating Committee has approved a process for handling letters received by the Company and addressed to independent members of the Board. Under that process, the Secretary reviews all such correspondence and forwards to the Board or its committees a summary of all such correspondence and copies of all correspondence that, in the opinion of the Secretary, deals with the functions of the Board or its committees, or that he otherwise determines requires their attention. Directors may at any time review a log of all correspondence received by the Company that is addressed to members of the Board and request copies of any such correspondence. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's internal audit department and handled in accordance with procedures established by the Audit Committee with respect to such matters.

Does the Company have a "Code of Ethics"?

        The Company has implemented its Standards of Global Business Practices that is applicable to all employees of the Company. The Standards of Global Business Practices also covers financial and non-financial business practices and procedures and applies to the Company's Chief Executive Officer, Chief Financial Officer and certain other employees of the Company responsible for accounting and financial reporting. The Standards of Global Business Practices is available on the Investors section of the Company's website (www.cephalon.com) by selecting "Corporate Governance" and then "Standards of Global Business Practices." The Company intends to post amendments to or waivers from its Standards of Global Business Practices (to the extent applicable to the Company's principal executive officer, principal financial officer, or principal accounting officer) at this location on its website.

Does the Company have a policy and procedure related to the review, approval or ratification of transactions with related parties?

        Yes. Under its charter, the Audit Committee is responsible for reviewing and approving all related party transactions that would require disclosure under SEC rules. Under these rules and the Company's written policy, a "related party transaction" is a transaction in which the Company participates and in which a related party has a direct or indirect material financial interest, other than transactions involving less than $120,000 in any calendar year. In determining whether to approve or ratify a related party transaction, the Audit Committee will take into account whether the transaction is on terms no less favorable to the Company than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related party's interest in the transaction, as well as any other factors the Audit Committee deems appropriate. During 2010, there were no related party transactions that were required to be approved by the Audit Committee or disclosed in this Proxy Statement.

Does the Company have a mandatory retirement age for directors?

        No. The Nominating Committee conducts a rigorous evaluation of the Board and its committees that it believes provides a sound basis for determining if each director continues to be an active and positive contributor to the Board. Directors who do not actively and positively contribute to the Board, regardless of age, will not be nominated for re-election at the Annual Meeting.

 Does the Company have a Pre-Approval Policy regarding services of its Independent Registered Public Accounting Firm?

        Under Sarbanes-Oxley, the Audit Committee is responsible for the appointment, compensation and oversight of the work of the Company's independent registered public accounting firm. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent registered public accounting firm in order to assure that the provision of such services does not impair the auditor's independence from the Company. To implement these provisions of Sarbanes-Oxley, the SEC has issued rules specifying the types of services that an independent registered public accounting firm may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent registered public accounting firm. Accordingly, the Audit Committee has adopted, and the Board has ratified, the Audit and Non-Audit Pre-Approval Policy (the "Pre-Approval Policy") that sets forth the procedures and conditions pursuant to which services proposed to be performed by the independent registered public accounting firm may be pre-approved.

        Under the Pre-Approval Policy, the Audit Committee considers whether services performed by the independent registered public accounting firm are consistent with the SEC's rules on auditor independence. The Audit Committee also considers whether the independent registered public accounting firm is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Company's business, people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Company's ability to manage or control risk or improve audit quality. All such factors are considered as a whole, and no one factor is necessarily determinative.

        The Pre-Approval Policy provides for the annual pre-approval of specifically described categories of services (Audit, Audit Related, Tax and All Other) to be performed by the independent registered public accounting firm and an expected range of fees associated with each such category. The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifies a different period. If a proposed service has not been pre-approved as part of the annual pre-approval process, the Audit Committee must specifically pre-approve the service and its expected range of fees. The Pre-Approval Policy also delegates pre-approval authority to the Chair of the Audit Committee. There were no exceptions to the Pre-Approval Policy in 2010.

How much did the Company pay to its Independent Registered Public Accountants firm for non-audit services?

        During 2010, the Company's independent registered public accounting firm, PwC, performed certain non-audit services for the Company. The Audit Committee has considered whether the provision of these non-audit services is compatible with maintaining PwC's independence. Please see "Proposal 3—Ratification of Appointment of PricewaterhouseCoopers LLP as its Independent Registered Public Accountants for the Year Ending December 31, 2011" beginning on page 70 of this Proxy Statement for further detail regarding aggregate fees billed to us by PwC.

Where can I find more information about the corporate governance practices of the Company?

        Cephalon's corporate governance practices and policies are published on the Investors section of the Company's website (www.cephalon.com) by selecting "Corporate Governance."

NOTWITHSTANDING ANYTHING TO THE CONTRARY, THE FOLLOWING REPORTS OF THE AUDIT COMMITTEE AND THE COMPENSATION COMMITTEE SHALL NOT BE DEEMED INCORPORATED BY REFERENCE BY ANY GENERAL STATEMENT INCORPORATING BY REFERENCE THIS PROXY STATEMENT INTO ANY FILING UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, EXCEPT TO THE EXTENT THAT THE COMPANY SPECIFICALLY INCORPORATES THIS INFORMATION BY REFERENCE, AND SHALL NOT OTHERWISE BE DEEMED FILED UNDER SUCH ACTS.

 REPORT OF THE AUDIT COMMITTEE

        The Audit Committee of the Company's Board of Directors is composed of three independent directors and operates under a written charter adopted by the Board that is designed to comply with rules adopted by NASDAQ and the SEC. A copy of the written charter is available on the Investors section of the Company's website (www.cephalon.com) by selecting "Corporate Governance" and then "Board Committees/Charters." The current members of the Audit Committee are Mr. Egan, Ambassador Moley and Mr. Winger (chair).

        Management is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles, internal controls and procedures designed to ensure compliance with accounting standards, applicable laws and regulations. The Company's independent registered public accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with the generally accepted auditing standards and issuing a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes, including the selection of the Company's independent auditors.

        The Audit Committee members are not professional accountants or auditors, and their functions are not intended to duplicate or to certify the activities of management and the independent registered public accountant, nor can the Audit Committee certify that the independent accountant is "independent" under applicable rules. The Audit Committee serves in a Board-level oversight role, in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors and the experience of the Audit Committee's members in business, financial and accounting matters.

        In this context, the Audit Committee has met and held discussions with management and the independent auditors, including meetings with the independent accountants during which management was not present. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accountants. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61, as amended, (AICPA, Professional Standards, Vol. 1, AU Section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T.

        The Company's independent registered public accountants also provided to the Audit Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accountants' communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent accountants that firm's independence.

        Based upon the Audit Committee's discussion with management and the independent registered public accountants and the Audit Committee's review of the representation of management and the report of the independent registered public accountants to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended December 31, 2010, as filed with the SEC.

Respectfully submitted,
Audit Committee: William P. Egan Kevin E. Moley Dennis L. Winger (chair)

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

COMPENSATION DISCUSSION AND ANALYSIS

EXECUTIVE SUMMARY

        Set forth below is the Compensation Discussion & Analysis ("CD&A"), which provides information regarding the executive officer compensation program in place for 2010 for the Company's Chief Executive Officer ("CEO"), former CEO, Chief Financial Officer ("CFO") and the three most highly-compensated executive officers other than the CEO and CFO (together with the CEO and CFO, the "Named Executive Officers" or "NEOs"). For 2010, our NEOs were:

  •
  J. Kevin Buchi, current CEO and former Chief Operating Officer ("COO");

  •
  Wilco Groenhuysen, Executive Vice President and Chief Financial Officer;

  •
  Alain Aragues, Executive Vice President and President, Cephalon Europe;

  •
  Lesley Russell Cooper, Executive Vice President and Chief Medical Officer;

  •
  Gerald J. Pappert, Executive Vice President, General Counsel and Secretary; and

  •
  Frank Baldino, Jr., Ph.D., former Chairman and CEO.

        On December 16, 2010, our founder, Chairman and CEO, Dr. Frank Baldino, Jr. passed away. J. Kevin Buchi, formerly our COO, served as interim CEO since August 2010, and was formally appointed CEO by the Board on December 21, 2010. On February 1, 2011, the Board named William P. Egan, an independent member of the Board since 1988 and formerly the Board's presiding director, as Chairman of the Board. For purposes of this CD&A, all discussions of 2010 compensation programs for our CEO will refer to Dr. Baldino and for our COO will refer to Mr. Buchi.

        Cephalon is a global biopharmaceutical company dedicated to discovering, developing and bringing to market medications to improve the quality of life of individuals around the world. Since its inception in 1987, Cephalon's strategy has been to bring first-in-class and best-in-class medicines to patients in several therapeutic areas, with a particular focus on central nervous system disorders, pain, oncology, inflammatory disease and regenerative medicine. We face intense competition and rapid technological change in the pharmaceutical marketplace. Large and small companies, academic institutions, governmental agencies, and other public and private research organizations conduct research, seek patent protection and establish collaborative arrangements for product development in competition with us. It is imperative to our success and long-term viability that our business continues to be managed by highly experienced, focused and capable executives who possess the dedication to oversee our global organization on a day-to-day basis and have the vision to anticipate and respond to market developments. It is also important that we concentrate on retaining and developing the capabilities of our emerging leaders to ensure that we continue to have an appropriate depth of executive talent.

        During 2010, we completed certain transactions intended to build a portfolio of marketed and potential products, including: (1) acquisition of Mepha GmbH, a privately-held, Swiss-based pharmaceutical company that markets branded and non-branded generics as well as specialty products in more than 50 countries; (2) entry into a convertible note subscription agreement and option agreement with ChemGenex Pharmaceuticals Limited to fund clinical activities to complete a planned NDA submission to the FDA for omacetaxine for the treatment of chronic myelogenous leukemia patients; (3) entry into a strategic alliance with Mesoblast Ltd. to develop and commercialize novel adult Mesenchymal Precursor Stem Cell therapeutics; (4) acquisition of BioAssets Development Corporation, whose intellectual property estate covers the use of cytokine inhibitors, including TNF inhibitors, for sciatic pain as well as other spinal disorders; and (5) acquisition of Ception Therapeutics, Inc., whose lead product, CINQUIL™ (reslizumab), entered into Phase III studies for patients with eosinophilic asthma in late 2010. For further discussion of the Company's accomplishments in 2010, please refer to the "Bonus Plan" portion of Section III in this CD&A.

        A substantial portion of an executive's compensation incorporates performance criteria that support and reward achievement of our annual operating plan and long-term business goals. This CD&A includes information on how compensation decisions are made, the overall objectives of our compensation program, a description of the various components of compensation that we provide, and additional information pertinent to understanding our executive officer compensation program. The CD&A is organized into the following sections:

  Section I: Governance

        This section details our corporate governance policies relating to compensation decisions surrounding the executive officer compensation program. These policies provide a framework for the oversight of management by the Board of Directors.

  Section II: Objectives of Our Compensation Program

        This section details the purpose and intention of the executive officer compensation program, the guiding principle of which is pay-for-performance. Additionally, our competitive Peer Group is listed.

  Section III: Discussion and Analysis of Our 2010 Compensation Program and Awards

        In this section, an overview of the elements of the Company's executive officer compensation program is provided. Specifically, we detail the manner in which base pay, bonus targets and long-term incentives are established and how individual performance of our executive officers is assessed.

  Section IV: Additional Information Regarding the Compensation Program

        This section describes general information on other programs available to our executive officers, including certain perquisites, the deferred compensation program, executive severance agreements and the 401(k) profit sharing plan.

SECTION I: GOVERNANCE

        The Compensation Committee consists of three independent members of the Board of Directors and has responsibility for reviewing and approving all compensation decisions for the NEOs. The Compensation Committee submits its decisions to the independent members of the Board for ratification. The Compensation Committee acts pursuant to a charter that has been approved by the Board. Our Human Resources Department supports the Compensation Committee in its work. In addition, the Compensation Committee retains Mercer to advise the Committee on all matters related to the compensation of the NEOs. The following table summarizes the roles of each of the key participants in the executive compensation decision-making process.

Compensation Committee	• Fulfills the Board of Directors' responsibilities relating to compensation of the Company's executive officers.
• Oversees implementation and administration of the Company's compensation and employee benefits programs, including incentive compensation and equity compensation plans.

•       Reviews and approves Company goals and objectives and, in light of these, evaluates the CEO's performance and sets his annual base salary, annual incentive opportunity, long-term incentive opportunity and any special/supplemental benefits or payments.

•       Reviews and approves compensation for all other executive officers of the Company including annual base salary, annual incentive opportunity, long-term incentive opportunity and any special/supplemental benefits or payments.

• Reviews and approves succession plans for the CEO and for other executive officers.
Chief Executive Officer	• Presents to the Compensation Committee the performance evaluations of, and compensation recommendations for, each of the other executive officers.
Compensation Consultant	• Reports directly to the Compensation Committee.
• Assists the Compensation Committee with the review and update of the Peer Group for competitive pay and benchmarking purposes.
• Reviews relevant market data and advises the Compensation Committee on setting the CEO's pay.
• Reviews relevant market data and compensation recommendations for all other executive officers.
• Informs the Compensation Committee of regulatory developments and how these may affect the Company's compensation program.

SECTION II: OBJECTIVES OF OUR COMPENSATION PROGRAM

        The compensation program for our executive officers is designed to attract, retain and reward talented executives who can contribute to the Company's long-term success and thereby build value for our stockholders. In general terms, the Compensation Committee believes that by placing greater weight on variable pay incentives and long-term compensation than its Peer Group, rather than base salary compensation, it will more effectively align the interests of executives with the Company's stockholders. Furthermore, this emphasis enables the Company to attract executives who are willing to sacrifice current earnings and the retirement benefits generally offered by larger biotechnology and pharmaceutical companies for potential long-term gains in a less stable and riskier environment. The Compensation Committee believes that Cephalon stockholders share a similar risk profile.

        The fundamental principle of our compensation program is "Pay-for-Performance" and, as such, we strive to closely align the compensation paid to our executive officers with the performance of the Company on both a short-term and long-term basis. The total compensation program for executive officers consists of the following components:

Element	Objective	Key Features
Base Salary	• Delivers competitive compensation generally at the 50th percentile of the compensation provided by our Peer Group.	• Fixed and liquid; paid on a regular basis throughout the year.
	• Supports our pay-for-performance philosophy.	• Increases are chiefly driven by individual performance.
	• Recognizes one's position, individual work experience and performance level.	• Provides the basis for cash incentive payments.
Annual Cash Incentive	• Provides the opportunity to achieve compensation exceeding the 50th percentile.	• Target bonus is set as a percentage of base salary by the Compensation Committee.
• Motivates and rewards employees to achieve annual Company objectives as well as individual performance objectives which, in turn, serve to create and enhance stockholder value.

•       Creates opportunity to earn, on an annual basis, above or below target levels based on achievement of pre-defined key objectives.

•       Payouts are based on a combination of Company and individual performance and may vary on an annual basis.

• Payout levels are capped.

Element	Objective	Key Features
Long-Term Incentives	• Aligns long-term interests of executives with those of our stockholders.	• Variable compensation, including stock options and restricted stock units, are provided to reward long-term performance.
	• Promotes equity ownership, thus aligning executive interests with those of our stockholders.	• Stock options are granted at a price equal to the closing price of our common stock on the day of the grant; executives only benefit if the price of our stock increases.
	• Motivates and reinforces the attainment of the Company's long-term goals.	• Restricted stock units provide a strong retention value, as executives only receive the shares after restrictions lapse over a four-year period.
	• Supports long-term commitment to remain with the Company.	• Long term incentives granted as equity vest over multiple years.
Other Benefits, including Perquisites	• Supplements the competitive compensation package and allows our executives to carry out their responsibilities more efficiently and effectively.	• Offered on a limited basis to include executive long term disability insurance, auto allowance and financial planning benefits.

        The Compensation Committee believes that our stockholders are best served when we can attract and retain talented executives by providing compensation packages that are competitive but fair. The Compensation Committee seeks to structure a compensation program for executive officers that delivers total compensation that is generally at the 50th percentile of the total compensation delivered by certain comparable publicly-traded biotechnology and pharmaceutical companies with which we compete for executive talent (the "Peer Group"). At the same time, the Compensation Committee believes it is important to provide its executive officers with the opportunity to exceed this level for achievement of key strategic initiatives and superior operational performance as evidenced by such benchmarks as revenue and earnings growth, management of capital, and value creation reflected in stock price appreciation relative to the Peer Group.

        In 2010, Mercer assisted the Compensation Committee in analyzing the Peer Group for competitive pay and performance benchmarking. The Peer Group was selected based on the following criteria as of December 31, 2009: industry classification (pharmaceutical/biotechnology); total revenues relative to a guideline range of Cephalon's revenue (generally one-half to three times Cephalon's revenues of $2.2 billion as of December 31, 2009); and business model (research and development capabilities and proprietary pharmaceutical products). The appropriateness of the Peer Group is reviewed annually by the Compensation Committee against these criteria. Based on this review, companies may be excluded due to acquisitions or changes in trading status or size; likewise, relevant Peer Group companies may be added. In late 2009, Sepracor Inc. became a wholly owned subsidiary of

Dainippon Sumitomo Pharma Co., Ltd., and was therefore removed from the Peer Group for 2010. The Peer Group was adjusted and now consists of the following ten companies:

Company (Ticker Symbol)	Fiscal 2010 Revenue	Market Cap 12/31/2010
	(thousands)	(millions)
Allergan Inc. (AGN)	$4,919,400	$21,116.8
Biogen Idec Inc. (BIIB)	$4,716,423	$16,153.1
Celgene Corp. (CELG)	$3,620,345	$27,818.8
Endo Pharmaceuticals Holdings Inc. (ENDP)	$1,716,229	$4,188.3
Forest Laboratories, Inc. (FRX)	$3,058,437	$9,148.5
Genzyme Corp. (GENZ)	$4,048,708	$18,519.6
Gilead Sciences Inc. (GILD)	$7,949,420	$29,064.4
King Pharmaceuticals Inc. (KG)*	$1,776,500	$3,512.1
Valeant Pharmaceuticals International, Inc. (VRX)	$1,181,237	$8,556.3
Warner Chilcott, Plc (WCRX)	$2,974,482	$5,697.0

Cephalon, Inc.	$2,811,057	$4,673.6

*
On February 28, 2011, King Pharmaceuticals, Inc. became a wholly-owned subsidiary of Pfizer, Inc.; 2010 year end financial results are therefore not available. Fiscal 2009 revenue is presented for comparison.

        Due to recent consolidation within the pharmaceutical industry, it is becoming increasingly difficult to find suitable peers within the above parameters. Therefore, the Peer Group data is supplemented with published survey data for other biotechnology and pharmaceutical companies of comparable size to Cephalon (as measured by revenues). The Compensation Committee uses this survey data as a general reference tool in its consideration and analysis of compensation components and levels for the executive officers.

        By providing our executives with a mix of equity and cash compensation, the Compensation Committee believes it can better align the interests of our executives with the short- and long-term interests of our stockholders. While there is no pre-established target for the allocation of equity and cash compensation, the Compensation Committee believes that the current mix of compensation elements for the executive officers strikes the correct balance between equity and cash compensation and is aligned with the Company's stated pay philosophy. The Compensation Committee believes that, by delivering the majority of compensation in the form of equity, the level of executive compensation will correlate with the creation of long-term value for our stockholders as measured by stock price appreciation. Depending on whether, and to what extent, established strategic, financial and operational goals are achieved, the actual split between cash and equity compensation in any given year could vary. Due to the timing of his passing, Dr. Baldino did not receive an equity grant in 2010. The mix of compensation between cash and equity as reflected in the Summary Compensation Table was approximately 28% and 72%, respectively, for the COO, and 32% and 68%, respectively, for the other NEOs. This percentage of equity compensation is higher than that of the Peer Group, but is consistent with the Company's compensation philosophy of placing greater weight on long-term compensation.

        The equity component of our compensation program for executive officers historically has taken the form of stock options and restricted stock units ("RSUs"), which we believe are appropriate instruments to drive long-term stockholder value, provide retention incentives to our NEOs and manage our equity shares in an efficient manner. In each case, these awards vest ratably on the first, second, third, and fourth anniversary of the award grant date. For our COO, approximately 44% of the total value of equity granted in 2010 was in the form of stock options and 56% in RSUs, as reflected in the "2010 Grants of Plan-Based Awards Table" beginning on page 40 of this Proxy Statement. For the other NEOs, the mix for 2010 was approximately 50% in stock options and 50% in RSUs. In determining the mix of stock options and RSUs, the Compensation Committee considered the following factors: the performance and contribution of the NEOs; the total shares available in the equity pool and the most efficient use of the available shares; Peer Group comparisons; and, finally, retention of the NEOs.

Material Tax and Accounting Implications of the NEO Executive Compensation Program

        Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for certain compensation in excess of $1 million paid to a company's chief executive officer and its three other most highly compensated executive officers, excluding the CFO. Specified compensation, including qualified performance-based compensation, will not be subject to the deduction limit if certain requirements are met. Where possible, the Compensation Committee generally seeks to structure compensation amounts and plans that meet the requirements for deductibility under this provision. Specifically, the Compensation Committee has taken steps to qualify the stock option awards as performance-based compensation for this purpose. While the Compensation Committee believes it is important to consider Section 162(m), it also believes that stockholder interests are best served by not restricting the Compensation Committee's discretion and flexibility in crafting the executive compensation program, even though such programs may result in non-deductible compensation expenses.

        At the Company's 2008 Annual Meeting of Stockholders, stockholders approved an amendment to the Company's 2004 Equity Compensation Plan for the establishment of material terms of performance goals that could apply to grants of employee stock awards. Accordingly, the Compensation Committee has the flexibility to impose and specify specific performance goals that must be met in order for future grants of stock awards to employees to qualify for the qualified performance-based compensation exception under Section 162(m) of the Code.

        The Compensation Committee also considers the accounting implications to the Company of its executive compensation decisions, including, among other things, the financial statement impact of equity compensation awards as determined by applicable accounting guidance.

SECTION III: DISCUSSION AND ANALYSIS OF OUR 2010 COMPENSATION PROGRAM AND AWARDS

        This section describes and analyzes each of the components of our compensation program for our executive officers, including why the Compensation Committee chooses to include these items in the compensation program, the details of the compensation amounts granted to NEOs in 2010 and the Compensation Committee's rationale for awarding these compensation amounts.

Cash Compensation

        Total cash compensation is delivered in the form of salary and annual cash incentive awards or bonuses under a performance-based Management Incentive Compensation Plan (the "MICP") approved by the Compensation Committee at the beginning of each fiscal year. Base salary is included in the Company's executive compensation package because the Compensation Committee believes it is both necessary and appropriate that some portion of the compensation be provided to its executive officers in a form that is fixed and liquid. Performance-based bonuses under the MICP are included in the package because they permit the Compensation Committee to incentivize our executives, in any particular year, to pursue particular objectives that the Compensation Committee believes are consistent with the overall goals and strategic direction that the Board has set for our Company and that also are aligned with stockholder interests. The components comprising the cash portion of total compensation are described below.

        For 2010, base salary of the former CEO constituted approximately 38% of total cash compensation (excluding all other compensation); for the COO and other NEOs, base salaries constituted approximately 51% and 59% to 64% of the total cash compensation (excluding all other compensation), respectively, with bonuses in each case constituting the remaining portion of cash compensation. The Compensation Committee felt that the final split between base salary and bonuses awarded for 2010 under the MICP appropriately reflects the strong individual and Company performance delivered by each of the NEOs.

        Salary.    The Compensation Committee reviews and approves the salaries of the Company's executive officers on an annual basis, as well as at the time of a promotion or other change in responsibilities. Increases in salary are based on an evaluation of an individual's performance compared to the individual performance goals set forth in the MICP, contribution, and level of pay compared to the Peer Group. For the NEOs other than the CEO, our CEO makes recommendations to the Compensation Committee concerning adjustments to salary. In setting salaries, the Compensation Committee is generally mindful of the overall goal of keeping base salary compensation for the executive officers at the 50th percentile of base salary compensation paid by companies in the Peer Group. Because the Company's business is increasingly more complex and the industry environment has become more challenging, particular care is taken to ensure that these factors are recognized in the calculation of base salary. Merit increases for the next fiscal year are typically approved in December each year and are effective as of January 1 of the following year. As the value of the annual bonus is expressed as a multiple of base salary, a higher base salary will result in a higher bonus award, assuming the same level of achievement against goals.

        Working with Mercer in late 2009, the Compensation Committee reviewed the total compensation package for all of our executive officers for 2010. The analysis included a review of proxy data for our Peer Group as well as market peer company and survey data for comparable positions. The Mercer analysis presented to the committee in late 2009 that the Compensation Committee used to evaluate total target compensation for 2010 reported that on average, base salaries for our executive officers in 2009 approximated the Peer Group median. Based on this analysis, and the Compensation Committee's assessment of the Company's performance against goals for 2009, the Compensation Committee increased our former CEO's base salary by 3% to $1,346,000. This was consistent with the 75th percentile of CEO base salaries paid by our Peer Group. Given Dr. Baldino's tenure at Cephalon and his significance to the Company both internally and externally, the Compensation Committee believed it was appropriate to set Dr. Baldino's base salary at this level. The Compensation Committee also reviewed Dr. Baldino's recommendations and made cash compensation decisions based on each NEO's performance, its assessment of that individual's performance relative to the group and each NEO's compensation in light of competitive market information. The Compensation Committee approved 2010 base salary increases for our NEOs ranging from 3% to 5%, with final salaries ranging from $523,500 to $589,600. Those NEOs who exhibited stronger performance in 2009 received salary increases of 5%; other NEOs received 3%. Subsequently, the Compensation Committee approved salary increases for Messrs. Buchi, Groenhuysen and Aragues as a result of their February 2010 promotions to Chief Operating Officer, Chief Financial Officer and Executive Vice President, respectively. Mr. Buchi did not receive a salary increase when he assumed the interim CEO duties in August 2010, but did receive a salary increase as a result of his promotion to CEO. Effective January 2011, Mr. Buchi's salary was increased to $900,000, which positioned his new salary slightly below the 25th percentile of CEO base salaries paid by our Peer Group.

        Bonus Plan.    The MICP provides cash compensation to executives only if, and to the extent that, annual performance conditions set by the Compensation Committee are achieved. The Compensation Committee believes that the achievement of these objectives ultimately will contribute to the long-term success of the Company.

        The performance objectives contained within the MICP are developed with input from management, the Compensation Committee and the Board. Based on a review of internal forecasts, management, including the NEOs, develops preliminary recommendations for the Compensation Committee's review. The Compensation Committee reviews management's preliminary recommendations and establishes the final MICP goals and weighting, which are intended to reflect the most important strategic and financial objectives for the Company. The final MICP goals and weightings are then ratified by the full Board.

        In establishing final goals, the Compensation Committee strives to ensure the following:

  •
  the incentives provided pursuant to the MICP are consistent with the strategic goals set by the Board for the Company;

  •
  the objectives set are sufficiently ambitious to provide a meaningful incentive;

  •
  the operational goals are strategic, specific and measurable and focus on positioning the Company for long-term growth; and,

  •
  bonus payments, assuming target levels of performance are attained, will be consistent with the overall philosophy of the executive compensation program established by the Compensation Committee.

        The Compensation Committee reserves the discretion to reduce or not pay bonuses under the MICP, even if the relevant performance targets are met, or to increase the bonus amount awarded under the MICP. While the Compensation Committee has exercised its discretion to reduce bonus payments in the past, it did not exercise its authority to alter MICP bonus payments in 2010.

        The MICP for 2010 was approved by the Board at its January 2010 meeting. The MICP objectives for 2010 consisted of both financial and operational components, in varying percentages as detailed in the tables below. The Compensation Committee felt that a 40% weighting on operational goals for the CEO provided a strong incentive to focus on attaining goals that further the creation of long-term value for stockholders. The Compensation Committee also believed that the combination of the financial and operational performance objectives within the 2010 MICP created a significantly high hurdle for achievement by the other NEOs.

        At the outset of each year, the Compensation Committee sets target bonuses under the MICP for each NEO. In determining the amount of target bonuses under the MICP, the Compensation Committee considers several factors, including:

  •
  the target bonuses set, and actual bonuses paid, in recent years;

  •
  the desire to ensure that a substantial portion of total compensation is performance based;

  •
  the relative importance, in any given year, of the short-term performance objectives established pursuant to the MICP; and

  •
  the advice of Mercer as to compensation practices at other companies in the Peer Group.

        For 2010, the Compensation Committee set the target bonus under the MICP at 100% of base salary for the CEO, 70% of base salary for the COO and 50% of base salary for the other NEOs. These target levels are consistent with the 50th percentile of the Company's Peer Group. The actual amount of an MICP bonus award is determined by each executive's level of achievement against his or her individual objectives, in combination with the established corporate objectives, set out in the MICP. The MICP provides the Company's executives with the opportunity to earn higher bonuses for exceeding performance objectives and, conversely, provides either a reduced bonus or no bonus at all for missing their objectives. Assuming that the established corporate objectives are met, an executive officer must still achieve a minimum MICP score to be eligible to receive any award. At the end of each fiscal year, the Compensation Committee is responsible for assessing the performance of all executive officers against the MICP performance criteria and determining the level of awards, if any, under the MICP. The Compensation Committee presents its decisions to the independent members of the Board for ratification.

        The following tables summarize the components of the 2010 MICP and the actual awards granted by the Compensation Committee for 2010. The first table describes the MICP for the former CEO; the next table describes the MICP for the COO and other NEOs.

Chief Executive Officer

	2010 MICP	2010 Actual MICP Results
Financial Goals (60%)	• Total product sales target of $2.624 billion	• Actual product sales of $2.76 billion o 2.76 ÷ 2.624 = 105.2% o 105.2 * 30% = 31.6
	• Pro forma net income target of $532 million	• Actual pro forma net income of $657 million o 657 ÷ 532 = 123.5% o 123.5 * 30% = 37.1
Total weighted average score = 68.7
Operational Goals (40%)	Performance goals in the areas of:
	• clinical (20%)	• Clinical score 87 * 20% = 17.4
	• R&D (10%)	• R&D score 95 * 10% = 9.5
	• manufacturing (10%)	• Manufacturing score 88 * 10% = 8.8
Total weighted average score = 35.7
MICP "Score"	Weighted average minimum MICP score of 85 of the above listed components required for CEO to be eligible for an MICP award	• Financial score 68.7 • Operational score 35.7 Total MICP score 104.4
Target MICP Bonus	100% of 2010 base salary	—
Calculated MICP Percentage	Could range from 0% (for an MICP score below 85) to 300% of base salary (at maximum performance)	157%
Calculated MICP Dollar Value	Could range from $0 (for an MICP score below 85) to $3,920,400 (for maximum performance).	$2,113,200
Actual MICP Award Dollar Value	—	$2,113,200

        With respect to the Company's financial goals, the Company's total product sales for 2010 were $2.76 billion, which exceeded the MICP target by $136 million. The Company achieved 105.2% of its product sales target as a result. For 2010 pro forma net income, the Company exceeded the targeted MICP amount by $125 million, and achieved 123.5% of this objective. Both of these objectives contributed equally towards the financial goal, with a 30% weighting applied to each. Product sales contributed a weighted score of 31.6 and pro forma net income contributed a weighted score of 37.1. Pro forma net income is considered a "non-GAAP financial measure" under SEC rules. To arrive at pro forma net income, the Company assesses its audited net income or loss under U.S. generally accepted accounting principles ("GAAP") and excludes or includes certain items, including certain one-time or infrequent items that may not affect the Company's operations or that may not meet the strict GAAP definition of unusual, non-recurring items. Each quarter, management reviews with the Audit Committee each proposed pro forma adjustment made to arrive at pro forma net income. Following this, pro forma net income is disclosed and reconciled to GAAP net income or loss by the Company in its quarterly and year-end earnings press releases. In assessing whether the pro forma net income target under the MICP has been met, the Compensation Committee uses the reported pro forma net income disclosed in the Company's year-end financial results press release.

        With respect to operational goals, the Compensation Committee determined that the Company succeeded in meeting certain objectives but fell short of completing others. The Committee's determination was based on its assessment of accomplishments relative to the MICP operational goals. In most cases, operational goals are specific and measureable; however, the Committee occasionally must exercise discretionary judgment regarding the degree to which an objective was met. Below is a summary of accomplishments in each functional area:

        Clinical (20% Weighting).    The clinical research objectives for 2010 focused on obtaining FDA approval for and implementing certain of the Company's Risk Evaluation and Mitigation Strategy ("REMS") programs, advancing clinical development of key compounds and commencing certain clinical programs. During the year, the Company initiated three key clinical studies and advanced three more compounds into Phase II development. Progress in two of these programs was greatly accelerated. However, the Company fell short of obtaining FDA approval for the REMS programs, and therefore did not complete implementation. As a result of these accomplishments, the Compensation Committee determined that the Company achieved 87% of its clinical goal. The 20% weighting applied to this component produced a rating of 17.4 towards the overall MICP score.

        Research and Development (10% Weighting).    The research and development objectives for 2010 focused on completing the integration and restructuring of research capabilities, advancing compounds and supporting clinical initiatives. In 2010, the Company continued to advance its research and development plan by filing two Investigational New Drug Applications ("INDs"), advancing two other compounds for IND-enabling activities and continuing to support the clinical activities of compounds for which INDs were filed in 2009. The Compensation Committee felt that integration activities did not progress as desired and support of certain clinical activities was insufficient. As a result, the Compensation Committee determined that the Company achieved 95% of its research and development objectives. The 10% weighting applied to this component produced a rating of 9.5 towards the overall MICP score.

        Manufacturing (10% Weighting).    The manufacturing objectives for 2010 focused on executing organizational changes to improve efficiencies and cost of goods and to advance the development of new drug delivery technologies. In 2010, the Company continued its progress in consolidating operations between its Minnesota and Salt Lake City, Utah facilities and ensured adequate supply of its products and product candidates, particularly with respect to the clinical development of CINQUIL and LUPUZOR™. However, the Company terminated the manufacturing scale up for another clinical program, and therefore did not meet this objective fully. The Compensation Committee determined that the Company had therefore achieved 88% of its established objectives. The 10% weighting applied to this component produced a rating of 8.8 towards the overall MICP score.

        The scores for the individual operational goals, when combined with the score for the financial goals, produced a total MICP score for 2010 of 104. Based on the chart below, an MICP score of 104 yielded an MICP award percentage of 157% of base salary for Dr. Baldino.

CEO MICP Payout

COO and Other NEOs

	2010 MICP	2010 Actual MICP Results
Financial Goals (30%)	• Total product sales target of $2.624 billion	• Actual product sales of $2.76 billion
o 2.76 ÷ 2.624 = 105.2%
o 105.2 * 15% = 15.8
	• Pro forma net income target of $532 million	• Actual pro forma net income of $657 million
o 657 ÷ 532 = 123.5%
o 123.5 * 15% = 18.5
Total weighted average score = 34.3
Individual Performance Goals (70%)	Objectives specific to individual NEO and areas of responsibility are listed below.	MICP score determined for each individual NEO as shown below
MICP "Score"	Weighted average minimum MICP score of 90 of the above listed components required for NEO to be eligible for an MICP award	Scores ranged from 102 to 105
Target MICP bonus	70% of 2010 base salary for COO 50% of 2010 base salary for other NEOs	—
Calculated MICP Percentages	Could range from 0% (for an MICP score below 90) to 154% of COO's base salary and 110% of other NEO's base salary (at maximum performance)	Calculated percentage of 95% of base salary for COO and range of 57% to 67% of base salary for other NEOs

	2010 MICP	2010 Actual MICP Results
Calculated MICP Dollar Value	Individual awards could range from $0 (for an MICP score below 90) to $1,078,000 for COO and approximately $662,300 for other NEOs (for maximum performance).	Calculated values ranged from $300,000 to $665,000
Actual MICP Award Dollar Value	—	Awards granted ranged from $300,000 to $665,000

        The results of the financial goals discussed above were applied towards the MICP score for the COO and other NEOs. Financial goals are weighted at 30% of the COO and each NEO's final MICP score, and for 2010 contributed a weighted average score of 34.3. The Compensation Committee then determined the MICP score for the individual performance component for each NEO, which was based on input from the CEO and the level of achievement against the established individual performance goals.

NEOs	Financial Goals (30%)	Individual Goals	Results for Individual Goals (70%)	Overall MICP Weighted Average Score
J. Kevin Buchi	Weighted average score = 34.3	• Manage overall product sales and Company budget • Execute technical operations plans • Lead business development activities	Mr. Buchi was promoted from Chief Financial Officer to Chief Operating Officer in February 2010. In the COO role, he assumed responsibility for worldwide pharmaceutical and technical operations. 2010 was a strong year financially for the Company, with both product sales and net income exceeding the Company's targets. In August 2010, Mr. Buchi assumed the role of interim CEO. Mr. Buchi continued to lead the Company during this challenging time, and oversaw efforts to assess several potential acquisitions and complete business development transactions that the Company believes will drive future growth.
			MICP score = 101; Weighted average score = 70.9	105%

NEOs	Financial Goals (30%)	Individual Goals	Results for Individual Goals (70%)	Overall MICP Weighted Average Score
Wilco Groenhuysen	Weighted average score = 34.3	• Manage overall Company budget and spending • Oversee commercial operations organization to assure adequate supply of Company products • Maintain adequate funding for Company business activities	Mr. Groenhuysen was promoted from Senior Vice President Finance to Executive Vice President and Chief Financial Officer in February 2010. In his first year serving in this capacity, Mr. Groenhuysen improved the Company's financial reporting processes and procedures while also integrating Mepha's financial information. He achieved greater savings through management of the Company's procurement organization and implemented tax saving strategies upon completion of the Mepha acquisition. MICP score = 98.5; Weighted average score = 69	103%
Alain Aragues	Weighted average score = 34.3	• Manage European sales and budget • Oversee integration efforts with Mepha GmbH • Expand use of marketed products in new European territories	Mr. Aragues achieved greater than expected sales and earnings results for Europe in 2010. He worked efficiently to integrate Mepha into the Company's existing European infrastructure, and was able to attain several synergies anticipated from the acquisition. He continued to lead further business development opportunities. MICP score = 101.3; Weighted average score = 70.9	105%

NEOs	Financial Goals (30%)	Individual Goals	Results for Individual Goals (70%)	Overall MICP Weighted Average Score
Lesley Russell Cooper, MB.Ch.B, MRCP	Weighted average score = 34.3	• Manage worldwide regulatory and clinical operations • Oversee completion of clinical trials and submission of data to FDA • Obtain FDA approval of eREMS program for FENTORA and ACTIQ • Obtain FDA approval for NUVIGIL for jet lag disorder
Under Dr. Russell's direction, clinical and regulatory operations advanced development of several compounds and greatly accelerated two key clinical trials in 2010. While the Company did not achieve FDA approval of NUVIGIL for the treatment of jet lag disorder, the FDA acknowledged that Dr. Russell's team met all of the requirements of the agreed upon protocol. The REMS programs for FENTORA and ACTIQ are awaiting FDA approval while broader issues surrounding fentanyl-based products are being addressed by the FDA. Substantive discussions with the FDA are ongoing. Finally, while it was not part of the Company's objectives for 2010, Dr. Russell did lead the successful effort to obtain approval for the REMS programs for PROVIGIL and NUVIGIL

			MICP score = 99.3; Weighted average score = 69.5	103%
Gerald J. Pappert	Weighted average score = 34.3	• Manage and direct all Company litigation matters • Manage Company's intellectual property estate and defense • Oversee government affairs and public policy affecting the biotechnology/pharmaceutical industry	Mr. Pappert managed several significant litigation cases including generic challenges to the FENTORA, AMRIX and NUVIGIL intellectual property estate. He led efforts to present the Company's case on all three matters in three separate trials. Mr. Pappert also represented the Company in matters involving federal government agencies including the Federal Trade Commission. MICP score = 97; Weighted average score = 67.9	102%

        The range of MICP scores was 102 to 105, which yielded, based on the charts below, MICP bonuses in the range of 56% to 95% of base salary, depending on the NEO. The dollar amount of awards granted ranged from $300,000 to $665,000.

COO MICP Payout	Other NEO MICP Payout

        With respect to Section 162(m) of the Code, payments under the Company's MICP are generally subject to the Section 162(m) limits on deductibility and will not qualify as "performance-based compensation" within the meaning of the applicable regulations as the MICP has not been approved by stockholders.

Long-term Incentive Compensation

        The Compensation Committee believes that placing a heavy emphasis on equity compensation will better align the interests of our executive officers with our stockholders.

        Types of Equity Awards.    Equity awards to our executives are made pursuant to the 2011 Plan, which has been approved by Cephalon stockholders. The 2011 Plan provides for awards in the form of incentive stock options and non-qualified stock options (collectively, "stock options") and RSUs. Cephalon chose these types of equity awards to directly align executive incentives with stockholder success and to enhance the retention power of the executive officer compensation program. Stock options directly align the interests of our executives with those of our stockholders; since stock options are granted at a price equal to the closing price of our common stock on the day of the grant, the executives only benefit if the price of our stock increases. RSUs provide a strong retention value, as the executives only receive the shares after restrictions lapse over a four-year period. The mix between these forms of awards changes somewhat from year to year. In determining the mix of stock options to RSUs, the Compensation Committee considers the following factors: the performance and contribution of the executives, including any changes to the scope of their responsibilities; the total shares available in the equity pool and the most efficient use of the available shares; Peer Group comparisons; and, finally, retention of the NEOs.

        Equity Compensation Awarded in 2010.    In 2010, the Compensation Committee approved equity awards to the NEOs that had a total value calculated under the Black-Scholes model equal to approximately 3 times cash compensation (including bonus opportunities, assuming performance at "target" levels) for our COO and approximately 2.25 times cash compensation for the other NEOs. Due to the timing of his passing, Dr. Baldino did not receive an equity grant in 2010.

        On December 16, 2010, the independent members of the Board ratified the Compensation Committee's approval of a grant to our COO of 80,000 stock options and 30,000 RSUs. The Committee established this grant at a level higher than that of the other NEOs to acknowledge the additional levels of responsibility that the COO position entails. For each of the other NEOs, the

Board ratified the Compensation Committee's approval of a grant of 50,000 stock options and 15,000 RSUs. The stock options and RSUs awarded to the other NEOs represent the same number of shares granted to each of the other NEOs in 2009. The stock option grants to all NEOs were granted at an exercise price of $63.11, which was the closing price of our common stock on the date of grant. All stock options and RSUs awarded vest over a four-year period, with 25% becoming exercisable on each anniversary of the grant date. The stock options have a 10-year term.

        The value of the equity compensation awards granted to the NEOs in 2010 is between the median and the 75th percentile of estimated equity values awarded to executives at Peer Group companies. For the stock options, the estimated equity value was calculated based on the methodology defined under generally accepted accounting principles; for RSUs, the estimated value was calculated based on the value of the underlying common stock on the date of grant. In determining the level of equity awards granted to the NEOs in 2010, the Compensation Committee emphasized its desire to retain the current management team, enhance management's focus on the Company's long-term business plan, and encourage creation of long-term stockholder value. The Compensation Committee believes that, by delivering the majority of compensation in the form of equity, the level of executive compensation will correlate with the creation of long-term value for our stockholders as measured by stock price appreciation. Given the Company's history of strong performance both financially and operationally over the past several years, the Compensation Committee chose to grant awards approximating the 75th percentile of our Peer Group.

        The Company's equity compensation plans satisfy the requirements of Section 162(m) of the Code with respect to stock options, but not with respect to awards of RSUs. Accordingly, compensation recognized by the NEOs in connection with stock options is fully deductible by the Company, but compensation with respect to RSUs is subject to the $1,000,000 limit on deductibility.

        Practices Regarding the Grant of Options.    The Company generally has followed a practice of making all annual stock option grants to its executive officers on a single date each year, though the Compensation Committee retains the discretion to make additional awards to our executives at other times, in connection with the initial hiring of a new officer, for retention purposes or otherwise. At its last regularly-scheduled meeting (usually in early- to mid-December), the Board ratifies the annual option grants made by the Compensation Committee. The Compensation Committee approves these annual grants, subject to the ratification by the Board, at a meeting prior to the scheduled December Board meeting. Historically, the December Board meeting date has occurred approximately four to six weeks following the issuance of the press release reporting our third quarter financial results for the then-current fiscal year. The dates of the December Board and Compensation Committee meetings are determined at least a year in advance based on the availability of Board members for an in-person meeting. The Compensation Committee believes that it is appropriate that annual awards be made at a time when material information regarding our performance for the current fiscal year has been disclosed. We do not otherwise have any program, plan or practice to time annual option grants to our executives in coordination with the release of material non-public information.

        All stock option awards made to our NEOs are made pursuant to the 2011 Plan. As noted above, all options under the 2011 Plan (as well as awards to employees other than our officers under the 2000 Plan) are granted with an exercise price that may not be less than the fair market value of our common stock on the date the grants are ratified by the Board. Fair market value is defined under the 2011 Plan to be the closing sale price of a share of our common stock on the date of grant as reported on NASDAQ. While the Charter of the Compensation Committee permits delegation of the Compensation Committee's authority to grant options in certain circumstances, this delegated authority has never been exercised.

        Risk Assessment of Compensation Policies & Practices.    We have reviewed our compensation policies and practices and concluded that these policies and practices are not reasonably likely to have a material adverse effect on the Company. Specifically, our compensation programs contain many design features that mitigate the likelihood of inducing excessive risk-taking behavior. These features include:

  •
  a balance of fixed and variable compensation, with variable compensation tied both to short-term objectives and the long-term value of our stock price;

  •
  long-term incentives granted as equity that vests over multiple years;

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  multiple metrics in our incentive programs that balance top line and bottom line financial objectives;

  •
  linear payout curves in our incentive program payout formulas, rather than an "all or nothing" approach;

  •
  caps on payout levels under our short-term incentive plans;

  •
  reasonable goals and objectives in our incentive programs;

  •
  the Compensation Committee's ability to exercise downward discretion in determining incentive program payouts;

  •
  payouts modified based upon individual performance, inclusive of assessments against our Standards of Global Business Practices; and

  •
  mandatory training on our Standards of Global Business Practices and other policies that educate our employees on appropriate behavior and conduct and the consequences of taking inappropriate actions.

With respect to compensation policies and practices for employees other than our executive officers, we note the following:

  •
  pay is structured to include both fixed (salary) and variable compensation (cash incentives and equity), with an emphasis on fixed compensation;

  •
  sales incentive plans receive close scrutiny and regular monitoring of achievement against corporate goals and quotas, and contain controls such as negative discretion, prepayment review and decreasing acceleration of payouts as certain levels of quotas are achieved;

  •
  bonuses under our annual incentive plans have maximum payout levels that are capped;

  •
  all bonus eligible employees are subject to the same corporate targets as our executive officers;

  •
  compensation decisions for employees are subject to review at multiple levels in the Company, including by individual managers, business unit management, human resources and executive officers; and

  •
  individual performance is a significant component of our bonus plans, including performance under the Company's Standards of Global Business Practices.

SECTION IV: ADDITIONAL INFORMATION REGARDING THE COMPENSATION PROGRAM

        Perquisites.    Our NEOs receive various perquisites provided by or paid for by the Company. These perquisites include automobile allowances, financial and estate planning services, supplemental long-term disability insurance and personal use of the corporate aircraft (subject to the execution of a Time Sharing Agreement as described below).

        We provide these perquisites because in many cases the perquisite enables our executives to carry out their responsibilities more efficiently and effectively and thereby is a benefit to the Company. Additionally, perquisites are provided by many companies in the Peer Group to their named executive officers and it is therefore necessary for retention and recruitment purposes that we do the same.

        The Compensation Committee reviews the perquisites provided to the executive officers on a regular basis, in an attempt to ensure that they continue to be appropriate in light of the Compensation Committee's overall goal of designing a compensation program that maximizes the interests of our stockholders. For example, in 2009, we eliminated tax gross-ups on all Company perquisites.

        The benefits are summarized as follows:

Estate and Financial Planning	The CEO is reimbursed annually for up to $15,000, net of taxes, of individual estate and financial planning advice; other NEOs located in the United States are reimbursed annually for up to $10,000, net of taxes.
Automobile Allowance
NEOs located in the United States (other than the CEO) receive an annual, taxable, automobile allowance of $13,200. The CEO and Mr. Aragues receive the use of a Company-provided automobile; any personal use of such automobile is imputed to them and included in the Summary Compensation Table.
Long-term Disability
Employees located in the United States at the Vice President-level and above, including the NEOs, are eligible to receive Company paid supplemental long-term disability coverage that provides coverage of 60% of salary and bonus up to a maximum of $25,000 per month.

        We also provide our executive officers with the option to utilize Cephalon's corporate aircraft for personal use, subject to the execution of a Time Sharing Agreement with the Company. Under the Time Sharing Agreement and the Company's internal policies, an executive must reimburse the Company for the personal use of the aircraft by the executive and the executive's guests. It is our intent that, in all cases, the amount reimbursed by the executive for personal use is the greater of the incremental operating costs associated with the use of the aircraft and the amount of income that would be required to be imputed to the executive under Internal Revenue Service regulations, subject in each case to the maximum reimbursement amount permitted under Part 91 of the U.S. Federal Aviation Administration regulations.

        Dr. Baldino reimbursed the Company $79,188 for personal use of the corporate aircraft during 2010. Because the payments made to the Company exceeded the value of the personal use as calculated in accordance with the standard industry fare level, or SIFL, rates set by the IRS, we did not impute any income to Dr. Baldino in 2010. Likewise, for SEC reporting purposes, we have determined that the amount reimbursed to the Company exceeded the estimated incremental cost to the Company of the personal use of the aircraft. For this reason, the Summary Compensation Table shown on page 38 does not include any compensation to Dr. Baldino related to this perquisite. Mr. Buchi incurred $1,519 of expenses for personal use of the corporate aircraft, which income has been imputed to him and included in the "All Other Compensation" portion of the Summary Compensation Table.

        Deferred Compensation Plan.    Our Deferred Compensation Plan allows U.S. employees at the level of Vice President and above, including the NEOs, to defer receipt of all or a portion of bonus received under the MICP until either a date specified at election by the employee or retirement. Deferred amounts are credited with an annual fixed rate of return that is set each year by the Compensation Committee. The Compensation Committee determines the interest rate for the Deferred Compensation Plan based on the prime rate plus 1 to 3%. For 2010, the interest rate was 5%; for 2011, the interest rate will be reduced to 4%. We do not "match" amounts that are deferred by employees pursuant to the Deferred Compensation Plan. Unless designated otherwise at the time of deferral, contributions from the plan are paid in a lump sum upon the six-month anniversary of the termination of the employee's employment with the Company. Currently, only one NEO participates in the Deferred Compensation Plan.

        The obligations under the Deferred Compensation Plan are not funded by the Company, and therefore participants have an unsecured contractual commitment from the Company to pay the amounts due under the Deferred Compensation Plan. Because the plan is unsecured, the Compensation Committee believes it is appropriate to provide an above-market interest rate to compensate for this risk. When payments are due under the Deferred Compensation Plan, the cash will be distributed from the Company's general assets.

        We provide this benefit because the Compensation Committee wishes to permit certain of our employees to defer the obligation to pay taxes on bonuses that they are entitled to receive. The Deferred Compensation Plan permits them to do this, while also receiving interest on deferred amounts, as described above. We believe that provision of this benefit is important as a retention and recruitment tool as many of the companies with which we compete for executive talent provide a similar plan for their senior employees.

        Executive Severance Agreements.    Mr. Aragues is covered by the Pharmaceutical Industry National Collective Agreement in France, and has entered into an employment agreement with the Company dated December 9, 2008, which further clarifies his status and benefits under this legislation. The Company does not have employment agreements with any of its other executive officers. However, in 2002, the Compensation Committee approved the Company's form of executive severance agreement, and has entered into such an agreement with each of the Company's executive officers. These agreements provide for payments and other benefits if the officer's employment is involuntarily terminated by the Company for any reason other than death or for "Cause" or "Disability," as these terms are defined in the severance agreements. These severance agreements also provide for payments and other benefits upon a qualifying event or circumstances after there has been a "Change in Control" (as defined in the agreements) of the Company. The Compensation Committee reviews and approves the terms of each executive severance agreement prior to execution and believes that the terms contained in these agreements are reasonable and customary for agreements of this type. Additional information regarding the executive severance agreements, including a definition of key terms and a quantification of benefits that would have been received by our NEOs had termination occurred on December 31, 2010, is found under the heading "2010 Potential Payments upon Termination or Change in Control" beginning on page 45 of this Proxy Statement.

        The Compensation Committee believes that these severance arrangements are an important part of overall compensation for our executive officers. The Compensation Committee believes that these agreements will help to secure the continued employment and dedication of our executives, notwithstanding any concern that they might have at such time regarding their own continued employment, prior to or following a Change in Control. The Compensation Committee also believes that these agreements are important as a recruitment and retention device, as most of the companies with which we compete for executive talent have similar agreements in place for their executive officers.

        The executive severance agreements were amended and restated in June 2008, and further amended on December 31, 2008, to comply with the requirements of Section 409A of the Code. While these agreements contained provisions for payment of excise taxes incurred under Section 4999 of the Code, the agreements for Messrs. Aragues and Groenhuysen, entered into on July 20, 2010, exclude such provisions. In March 2011, all executive severance agreements were amended to remove provisions for both excise tax gross-ups and the "walk right" entitling an executive officer to payment of benefits upon voluntary termination within the thirty day window following the one year anniversary of a change in control.

        401(k) Profit Sharing Plan.    Under the 401(k) Plan, a tax-qualified retirement savings plan, all employees located in the United States, including our executive officers, may contribute up to 100% of regular earnings on a before-tax basis into their 401(k) Plan accounts, subject to the limits imposed by the IRS. In addition, under the 401(k) Plan, we may determine to make a matching contribution to a participating employee's account. Historically, we have determined to match an amount equal to one dollar for each dollar contributed by participating employees on the first 6% of their regular earnings, subject to any limitations imposed by the IRS. Because we do not sponsor a defined benefit pension plan, the 401(k) Plan matching contribution allows Cephalon to remain competitive with other companies in its industry that provide retirement savings vehicles for their executives and employees. Cephalon employees are immediately and fully vested in all matching contributions made by the Company under the 401(k) Plan. As of December 31, 2010, approximately 88.7% of the Company's U.S.-based employees were participants in the 401(k) Plan.

        Employee Stock Purchase Plan.    In May 2010, the Company requested and received stockholder approval to implement the 2010 Cephalon,  Inc. Employee Stock Purchase Plan ("ESPP"). The purpose of the ESPP is to provide participating employees with the opportunity to acquire an ownership interest in us. These ownership interests are designed to provide an incentive for participants to help increase our long-term growth and success and provide an opportunity to share in that success as we continue to shape the future of our business. All full-time employees located in the U.S. are eligible to participate using payroll deductions. Unless the plan administrator determines otherwise prior to the beginning of an offering period, each offering period will begin at six-month intervals on each January 1 and July 1 (or the next business day, if such date is not a business day) over the term of the ESPP and will last for six months, ending on December 31 or June 30, as the case may be (or the next business day, if such date is not a business day). The purchase price will be 95% of the fair market value of our common stock on the purchase date (which is the last trading day of the relevant offering period), unless the plan administrator changes the amount of the discount prior to the beginning of an offering period to another formula allowed under Section 423 of the Code. As of January 1, 2011, approximately 198 employees (or 9.7% of the eligible population) were participants in the ESPP.

        Prohibition of Hedging and Margin Accounts.    The Company maintains a Securities Trading Policy which prohibits certain forms of hedging or monetization transactions, such as zero-cost collars and forward sale contracts, that allow a director or employee to lock in much of the value of his or her stock holdings, often in exchange for all or part of the potential for upside appreciation in the stock. These transactions allow the director or employee to continue to own the covered securities, but without the full risks and rewards of ownership. When that occurs, the director or employee may no longer have the same objectives as the Company's other shareholders. Therefore, directors and employees are prohibited from engaging in any such transactions. In addition, the Securities Trading Policy forbids directors, officers and other employees from holding Company securities in a margin account. Securities held in a margin account may be sold by the broker without the customer's consent if the customer fails to meet a margin call. Since a margin sale may occur at a time when the pledgor is aware of material nonpublic information or otherwise is not permitted to trade in Company securities, these margin accounts are prohibited.

 REPORT OF THE STOCK OPTION AND COMPENSATION COMMITTEE

        The Stock Option and Compensation Committee of the Board of Directors of Cephalon, Inc. oversees the Company's compensation program on behalf of the Board. In fulfilling its oversight responsibilities, the Committee reviewed and discussed with management the Compensation Discussion and Analysis set forth in this Proxy Statement.

        In reliance on the review and discussions referred to above, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and the Company's Proxy Statement to be filed in connection with the Company's 2011 Annual Meeting of Stockholders, each of which will be filed with the Securities and Exchange Commission.

STOCK OPTION AND COMPENSATION COMMITTEE

Martyn D. Greenacre Vaughn M. Kailian Charles A. Sanders, M.D. (chair)

Compensation Committee Interlocks and Insider Participation

        The members of the Compensation Committee are Messrs. Greenacre and Kailian and Dr. Sanders. There are currently no compensation committee interlocks or insider participation on the Compensation Committee.

 Executive Compensation Tables

        The following table summarizes the compensation of the Company's NEOs for the periods ended December 31, 2010, 2009 and 2008.

2010 Summary Compensation Table

Name and Principal Position	Year	Salary	Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)(4)	Change in Pension Value and Non Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)(7)	Total ($)
J. Kevin Buchi(8)	2010	$690,800	—	$1,893,300	$1,515,200	$665,000	—	$48,919	$4,813,219
Chief Executive Officer	2009	$561,500	—	$841,050	$896,017	$393,100	—	$47,305	$2,738,972
	2008	$539,900	—	$1,098,750	$1,289,452	$340,100	—	$53,677	$3,321,879
Wilco Groenhuysen(9)	2010	$493,808	—	$946,650	$947,000	$300,000	—	$39,297	$2,726,755
Executive Vice President &
Chief Financial Officer
Alain Aragues(10)	2010	$584,641	—	$946,650	$947,000	$417,271	—	$13,135	$2,908,698
Executive Vice President,
President Europe
Lesley Russell Cooper, MB.Ch.B., MRCP	2010	$523,500	—	$946,650	$947,000	$329,800	$2,926	$35,127	$2,785,003
Executive Vice President,	2009	$508,300	—	$841,050	$896,017	$305,000	$3,711	$35,127	$2,589,205
Worldwide Medical &	2008	$479,500	—	$1,098,750	$1,289,452	$350,000	$30,105	$40,696	$3,288,503
Regulatory Operations
Gerald J. Pappert(11)	2010	$578,900	—	$946,650	$947,000	$330,000	—	$31,849	$2,834,399
Executive Vice President,	2009	$551,300	—	$841,050	$896,017	$402,400	—	$41,849	$2,732,616
General Counsel & Secretary	2008	$336,202	$25,000	$1,098,750	$2,346,790	$278,300	—	$22,300	$4,107,342
Frank Baldino, Jr., Ph.D.	2010	$1,295,093	—	—	—	$2,113,200	—	$40,267	$3,448,560
Former Chairman & CEO	2009	$1,306,800	—	$4,485,600	$4,004,306	$1,306,800	—	$45,886	$11,149,392
	2008	$1,244,600	—	$5,860,000	$5,695,067	$1,779,800	—	$63,750	$14,643,217

(1)
Amounts in this column would include non-equity guaranteed or discretionary bonuses, hiring bonuses and relocation bonuses. Bonuses awarded under the Company's 2008, 2009 and 2010 MICP are reflected in the column entitled "Non-Equity Incentive Plan Compensation."

(2)
The amounts reported in this column represent the grant date fair value of RSU awards, in accordance with current accounting guidance, for the listed fiscal year. The amounts shown were calculated excluding the effect of certain forfeiture assumptions, and are based on a number of key assumptions described in Note 16 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010. For information related to stock awards made to the NEOs in 2010, see the "2010 Grants of Plan-Based Awards Table" beginning on page 40 of this Proxy Statement. The amount of compensation, if any, actually realized by an NEO from the sale of common stock underlying a RSU will depend on numerous factors, including the continued employment of the NEO during the vesting period of the award and the price of common stock underlying the RSU at the date of sale.

(3)
The amounts reported in this column represent the grant date fair value of stock option awards granted, in accordance with current accounting guidance, for the listed fiscal year. The amounts shown were calculated excluding the effect of certain forfeiture assumptions, and are based on a number of key assumptions described in Note 16 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010. For information related to stock option awards made to the NEOs in 2010, see the "2010 Grants of Plan-Based Awards Table" beginning on page 40 of this Proxy Statement. The amount of compensation, if any, actually realized by an NEO from the exercise and sale of vested stock options will depend on numerous factors, including the continued employment of the NEO during the vesting period of the award and the amount by which the stock price on the day of exercise and sale exceeds the stock option exercise price.

(4)
The amounts shown in this column constitute cash awards earned in each fiscal year under the MICP; amounts earned under the 2010 MICP were paid on February 17, 2011 for all U.S. NEOs and on February 28, 2011 for Mr. Aragues, unless deferred in accordance with the Deferred Compensation Plan. For a further discussion of these awards, see the Compensation Discussion and Analysis beginning on page 15 of this Proxy Statement.

(5)
The amounts shown in this column represent the value of deferred compensation interest amounts above the 120% applicable federal rate.

(6)
The amounts in this column include the value of the following perquisites paid to the NEOs in 2010, 2009 and 2008, as applicable. Perquisites are valued at actual amounts paid to each provider of such perquisites. Amounts paid in 2010 are as follows:

Name	Executive Long-Term Disability Insurance Premium ($)	Auto Allowance ($)*	Financial Planning Benefits ($)	Personal Use of Corporate Aircraft
J. Kevin Buchi	$9,500	$13,200	$10,000	$1,519
Wilco Groenhuysen	$7,463	$12,100	$5,034	—
Alain Aragues	—	$10,359	—	—
Lesley Russell Cooper, MB.Ch.B., MRCP	$6,877	$13,200	$350	—
Gerald J. Pappert	$3,949	$13,200	—	—
Frank Baldino, Jr., Ph.D.	$5,702	$10,240	$9,625	—

*
For Dr. Baldino and Mr. Aragues, the amount shown reflects the amount of imputed income related to personal use of a company-provided automobile. Mr. Aragues' amount was converted from Euro to U.S. dollars using the month-end exchange rates in effect during 2010.
(7)
For each NEO, except Mr. Aragues, amounts include Company matching contributions of $14,700 to the Company's 401(k) Plan made on behalf of the NEOs. For Mr. Aragues, amount includes French Statutory Profit Sharing Plan Award of €2,100, or approximately $2,776, which is anticipated to be paid in May 2011.

(8)
Mr. Buchi was promoted to Chief Operating Officer effective February 1, 2010, and subsequently appointed Chief Executive Officer of the Company on December 21, 2010. His salary of $589,600 was increased to $700,000 as a result of the promotion to COO. In January 2011, his salary was increased to $900,000 as a result of the promotion to CEO.

(9)
Mr. Groenhuysen was promoted to Executive Vice President and Chief Financial Officer effective February 1, 2010. His salary of $425,700 was increased to $500,000 as a result of the promotion.

(10)
Mr. Aragues was promoted to Executive Vice President effective February 1, 2010. His salary of €433,400 was increased to €455,070 as a result of the promotion. Amounts listed in "Salary" and "All Other Compensation" were paid in Euros and are represented in U.S. Dollars using the month-end exchange rates in effect during 2010. Amount listed in "Non-Equity Incentive Plan Awards" consists of 2010 MICP Award of €304,900, converted to U.S. Dollars using the average exchange rate for February 2011.

(11)
Mr. Pappert was hired on May 12, 2008. His 2008 salary is based on an annualized amount of $525,000 and prorated for his length of service. Mr. Pappert also received a sign-on bonus of $25,000, which is reported in the Bonus column, and a new hire stock option grant, which is included in the overall amount reported in the Option Awards column.

 2010 Grants of Plan-Based Awards Table

								All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	All Other Option Awards: Number of Securities Underlying Options (#)(3)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards					Exercise or Base Price of Option Awards ($/ Sh)(3)	Grant Date Fair Value of Stock and Option Awards ($)(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
J. Kevin Buchi	1/1/2010	$147,000	$490,000	$1,078,000
	12/16/2010								80,000	$63.11	$1,515,200
	12/16/2010							30,000		$63.11	$1,893,300
Wilco Groenhuysen	1/1/2010	$75,000	$250,000	$550,000
	12/16/2010								50,000	$63.11	$947,000
	12/16/2010							15,000		$63.11	$946,650
Alain Aragues	1/1/2010	$95,700	$319,000	$701,700
	12/16/2010								50,000	$63.11	$947,000
	12/16/2010							15,000		$63.11	$946,650
Lesley Russell Cooper	1/1/2010	$78,500	$261,800	$575,900
	12/16/2010								50,000	$63.11	$947,000
	12/16/2010							15,000		$63.11	$946,650
Gerald J. Pappert	1/1/2010	$86,800	$289,500	$636,800
	12/16/2010								50,000	$63.11	$947,000
	12/16/2010							15,000		$63.11	$946,650
Frank Baldino, Jr., Ph.D.	1/1/2010	$201,900	$1,346,000	$4,038,000

(1)
Represents the range of possible cash payments under the 2010 MICP, which was adopted on January 26, 2010. For 2010, the Compensation Committee granted the following cash awards to the NEOs under the 2010 MICP, all of which are reported as Non-Equity Incentive Plan Compensation in the Summary Compensation Table located on page 38 of this Proxy Statement: Mr. Buchi: $665,000; Mr. Groenhuysen: $300,000; Mr. Aragues: $417,271, converted from Euro to U.S. Dollars as of February 2011; Dr. Russell: $329,800; Mr. Pappert: $330,000; and Dr. Baldino: $2,113,200.

(2)
Consists of RSUs awarded during 2010 under the 2011 Plan. The RSUs vest 25% on each of the first through fourth anniversaries of the grant date.

(3)
Consists of stock options awarded during 2010 under the 2011 Plan. The stock option awards vest 25% on each of the first through fourth anniversaries of the grant date. The stock options have a ten-year term and an exercise price equal to the closing market price of Cephalon common stock on the date of grant.

(4)
Amounts shown for awards of RSUs and stock options are valued based on the aggregate full fair value of the awards granted in 2010 determined pursuant to applicable accounting guidance. See Note 16 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of the assumptions used in calculating the grant date fair value pursuant to applicable accounting guidance.

Narrative to Summary Compensation and 2010 Grants of Plan-Based Awards Tables

Salary

        We do not have employment agreements with any of our NEOs based in the United States. Base salaries for all NEOs are therefore reviewed and approved on at least an annual basis by the Compensation Committee. Mr. Aragues is covered by the Pharmaceutical Industry National Collective Agreement in France, and has entered into an employment agreement with the Company dated December 9, 2008, which further clarifies his status and benefits under this legislation. However, Mr. Aragues' employment agreement does not contain provisions for automatic or pre-determined salary increases; his salary is reviewed and approved on at least an annual basis along with those of the other NEOs.

        We have entered into executive severance agreements with each of our NEOs. For a more complete description of these agreements, please see "2010 Potential Payments upon Termination or Change in Control" beginning on page 45 of this Proxy Statement.

Awards

        In January 2010, our Board approved the 2010 MICP, which provided our NEOs with the opportunity to earn a cash incentive award if certain pre-established objectives were attained. For 2010, all of the NEOs earned a bonus amount that was above the target bonus levels established under the 2010 MICP, but significantly below the maximum payout provided for under the 2010 MICP. The bonus amounts earned by the NEOs are reported as "Non-Equity Incentive Plan Compensation" in the Summary Compensation Table above.

        On December 16, 2010, each of our NEOs, with the exception of Dr. Baldino, received a grant of stock options and RSUs. The stock options and RSUs generally vest on the basis of passage of time and continued employment, with restrictions lapsing with respect to 25% of the award on each of the first four anniversaries of the grant date. Upon vesting, the stock options are exercisable at a price of $63.11, and the RSUs convert into shares of our common stock on a one-to-one basis. The terms of the RSUs do not provide for the right to vote or receive dividends or other distributions in respect of our common stock prior to the lapse of the restrictions. In 2010, Mr. Buchi received a total of 80,000 stock options and 30,000 RSUs. Each of the other NEOs received 50,000 stock options and 15,000 RSUs.

Salary and Bonus in Proportion to Total Compensation

        Since he did not receive an equity award in 2010, 100% of our former CEO's total compensation was delivered in the form of base salary and incentive bonus; for the COO and other NEOs, the percentages of cash compensation ranged from approximately 28% to 35% of total compensation. As noted in the "Compensation Discussion and Analysis," we believe that our current compensation program aligns the interests of our NEOs with the interests of our stockholders, while also permitting the Compensation Committee to incentivize the NEOs to pursue specific performance goals. Please see "Compensation Discussion and Analysis" beginning on page 15 of this Proxy Statement for a description of our compensation program and overall compensation philosophy.

Outstanding Equity Awards at Fiscal Year-End 2010

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price ($)	Option Expiration Date(2)	Number of Shares or Units of Stock that Have Not Vested (#)(3)	Market Value of Shares or Units of Stock that Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested($)
J. Kevin Buchi	47,500	0	0	$71.96	12/20/2011	52,500	$3,240,300	—	—
	55,000	0	0	$51.17	12/19/2012
	25,000	0	0	$48.20	12/16/2013
	20,000	0	0	$48.06	12/15/2014
	50,000	0	0	$51.08	11/30/2015
	50,000	0	0	$71.07	12/18/2016
	37,500	12,500	0	$76.11	12/12/2017
	25,000	25,000	0	$73.25	12/10/2018
	12,500	37,500	0	$56.07	12/2/2019
	0	80,000	0	$63.11	12/15/2020
Wilco Groenhuysen	3,225	1,075	0	$73.04	11/7/2017	20,425	$1,260,631	—	—
	1,350	450	0	$76.11	12/12/2017
	2,600	2,600	0	$73.25	12/10/2018
	3,750	11,250	0	$59.03	7/30/2019
	4,500	13,500	0	$56.07	12/2/2019
	0	50,000	0	$63.11	12/15/2020
Alain Aragues	25,000	0	0	$64.62	2/1/2012	19,950	$1,231,314	—	—
	300	0	0	$48.06	12/15/2014
	4,300	0	0	$51.08	11/30/2015
	4,300	0	0	$71.07	12/18/2016
	3,900	1,300	0	$76.11	12/12/2017
	2,600	2,600	0	$73.25	12/10/2018
	3,750	11,250	0	$59.03	7/30/2019
	3,750	11,250	0	$56.07	12/2/2019
	0	50,000	0	$63.11	12/15/2020
Lesley Russell Cooper, MB.Ch.B, MRCP.	11,000	0	0	$71.96	12/20/2011	37,500	$2,314,500	—	—
	3,000	0	0	$48.20	12/16/2013
	2,600	0	0	$48.06	12/15/2014
	5,200	0	0	$51.08	11/30/2015
	50,000	0	0	$71.07	12/18/2016
	37,500	12,500	0	$76.11	12/12/2017
	25,000	25,000	0	$73.25	12/10/2018
	12,500	37,500	0	$56.07	12/2/2019
	0	50,000	0	$63.11	12/15/2020
Gerald J. Pappert	25,000	25,000	0	$67.66	5/22/2018	33,750	$2,083,050	—	—
	25,000	25,000	0	$73.25	12/10/2018
	12,500	37,500	0	$56.07	12/2/2019
	0	50,000	0	$63.11	12/15/2020

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options(#) Unexercisable(1)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options(#)	Option Exercise Price ($)	Option Expiration Date(2)	Number of Shares or Units of Stock that Have Not Vested (#)(3)	Market Value of Shares or Units of Stock that Have Not Vested ($)(4)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that Have Not Vested(#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units, or Other Rights that Have Not Vested($)
Frank Baldino, Jr., Ph.D.	150,000	0	0	$71.96	12/20/2011	—	—	—	—
	300,000	0	0	$51.17	12/19/2012
	150,000	0	0	$48.20	12/16/2013
	130,000	0	0	$48.06	12/15/2014
	160,000	0	0	$51.08	11/30/2015
	160,000	0	0	$71.07	12/18/2016
	160,000	0	0	$76.11	12/12/2017
	160,000	0	0	$73.25	12/10/2018
	160,000	0	0	$56.07	12/2/2019

(1)
The following table provides information with respect to the vesting dates of each outstanding stock option held by the NEOs as of December 31, 2010. In accordance with the terms of the 2011 Plan, all of Dr. Baldino's outstanding awards became immediately vested upon his death.

		# of Options Exercisable
	Stock Option Vesting Date
Original Grant Date		Mr. Buchi	Mr. Groenhuysen	Mr. Aragues	Dr. Russell	Mr. Pappert	Dr. Baldino
December 16, 2010	December 16, 2011	20,000	12,500	12,500	12,500	12,500	—
December 2, 2009	December 2, 2011	12,500	4,500	3,750	12,500	12,500	—
July 30, 2009	July 30, 2011	—	3,750	3,750	—	—	—
December 11, 2008	December 11, 2011	12,500	1,300	1,300	12,500	12,500	—
May 22, 2008	May 22, 2011	—	—	—	—	12,500	—
December 13, 2007	December 13, 2011	12,500	450	1,300	12,500	—	—
November 7, 2007	November 7, 2011	—	1,075	—	—	—	—
December 16, 2010	December 16, 2012	20,000	12,500	12,500	12,500	12,500	—
December 2, 2009	December 2, 2012	12,500	4,500	3,750	12,500	12,500	—
July 30, 2009	July 30, 2012	—	3,750	3,750	—	—	—
December 11, 2008	December 11, 2012	12,500	1,300	1,300	12,500	12,500	—
May 22, 2008	May 22, 2012	—	—	—	—	12,500	—
December 16, 2010	December 16, 2013	20,000	12,500	12,500	12,500	12,500	—
December 2, 2009	December 2, 2013	12,500	4,500	3,750	12,500	12,500	—
July 30, 2009	July 30, 2013	—	3,750	3,750	—	—	—
December 16, 2010	December 16, 2014	20,000	12,500	12,500	12,500	12,500	—

Totals		155,000	78,875	76,400	125,000	137,500	—

(2)
The option grant date for each award listed is 10 years prior to the respective option expiration date.

(3)
The following table provides information with respect to the vesting dates of each outstanding RSU award held by the NEOs as of December 31, 2010. In accordance with the 2011 Plan, all of Dr. Baldino's outstanding awards became immediately vested upon his death.

		# of Shares Vested
Original Grant Date	RSU Vesting Date	Mr. Buchi	Mr. Groenhuysen	Mr. Aragues	Dr. Russell	Mr. Pappert	Dr. Baldino
December 16, 2010	December 16, 2011	7,500	3,750	3,750	3,750	3,750	—
December 2, 2009	December 2, 2011	3,750	1,500	1,250	3,750	3,750	—
December 11, 2008	December 11, 2011	3,750	400	400	3,750	3,750	—
December 13, 2007	December 13, 2011	3,750	125	400	3,750	—	—
December 16, 2010	December 16, 2012	7,500	3,750	3,750	3,750	3,750	—
December 2, 2009	December 2, 2012	3,750	1,500	1,250	3,750	3,750	—
December 11, 2008	December 11, 2012	3,750	400	400	3,750	3,750	—
December 16, 2010	December 16, 2013	7,500	3,750	3,750	3,750	3,750	—
December 2, 2009	December 2, 2013	3,750	1,500	1,250	3,750	3,750	—
December 16, 2010	December 16, 2014	7,500	3,750	3,750	3,750	3,750	—

Totals		52,500	20,425	19,950	37,500	33,750	—
(4)
Calculated as the number of unvested RSUs multiplied by the closing price of our common stock on December 31, 2010 ($61.72).

2010 Option Exercises and Stock Vested

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)(1)(2)	Value Realized on Vesting ($)
J. Kevin Buchi	30,000	$585,450	15,000	$960,300
Wilco Groenhuysen	—	—	2,025	$131,314
Alain Aragues	—	—	2,375	$153,265
Lesley Russell Cooper, MB.Ch.B, MRCP	10,000	$204,475	15,000	$960,300
Gerald J. Pappert.	—	—	7,500	$481,725
Frank Baldino, Jr., Ph.D.	150,000	$1,945,196	201,250	$12,775,800

(1)
Represents the vesting on various dates in December 2010 of RSUs originally granted in December 2006, 2007, 2008 and 2009.

(2)
In accordance with the 2011 Plan, all of Dr. Baldino's outstanding awards became immediately vested upon his death.

2010 Non-Qualified Deferred Compensation

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)(2)
J. Kevin Buchi	—	—	—	—	—
Wilco Groenhuysen	—	—	—	—	—
Alain Aragues	—	—	—	—	—
Lesley Russell Cooper, MB.Ch.B, MRCP	—	—	$42,299	$112,805	$754,561
Gerald J. Pappert	—	—	—	—	—
Frank Baldino, Jr., Ph.D.	—	—	—	—	—

(1)
Of the amounts reported in this column, $2,926 are included for Dr. Russell in the "Change in Pension Value and Non Qualified Deferred Compensation Earnings" column of the Summary Compensation Table shown on page 38 of this Proxy Statement.

(2)
For Dr. Russell, $347,853 has been reported in the Summary Compensation Table in previous years.

        The 2010 Non-Qualified Deferred Compensation table above presents amounts deferred under our Deferred Compensation Plan. Employees at the level of Vice President and above, including the NEOs, are permitted to defer receipt of all or a portion of bonus received under the MICP until either a date specified at election by the employee or retirement. Deferred amounts are credited with an annual fixed rate of return that is set each year by the Compensation Committee. The Committee determines the interest rate for the Deferred Compensation Plan based on the prime rate plus 1 to 3%. For 2010, the interest rate was 5%; for 2011, the interest rate will be reduced to 4%. The Company does not "match" amounts that are deferred by employees pursuant to the Deferred Compensation Plan. Unless otherwise designated at the time of deferral, distributions from the Deferred Compensation Plan are paid in a lump sum upon the six-month anniversary of the termination of the employee's employment with the Company.

2010 POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

        In 2002, the Compensation Committee approved the Company's form of executive severance agreement, and has entered into such an agreement with each of the Company's executive officers. As stated earlier, these agreements were amended in March 2011; however, the information set forth below explains the benefits in place as of December 31, 2010. The agreements provide for compensation and benefits in the event that the executive's employment with us is terminated prior to a Change in Control of Cephalon or on account of a Change in Control of Cephalon. Any of the following situations would constitute a "Change in Control" under the executive severance agreements:

  •
  the consummation of certain transactions, including mergers, where more than 50% of the combined voting power of our outstanding securities or the sale of more than 75% of our assets is transferred;

  •
  the acquisition by any person or entity of the beneficial ownership of securities representing 30% or more of the combined voting power of our then outstanding voting securities; or

  •
  a change in the composition of our Board over a period of 24 months or less such that a majority of the Board members ceases to be comprised of individuals who either (x) have been Board members continuously since the beginning of such period, or (y) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (x) who were still in office at the time such election or nomination was approved by the Board.

        To be covered by the executive severance agreements, an executive must be either terminated without "Cause" or subject to a "Constructive Termination." A termination of an executive for "Cause" would not trigger any liability to an executive under the executive severance agreement. Cause is when an executive has engaged in any act of unethical conduct, willful misconduct, fraud or embezzlement, any unauthorized disclosure of confidential information or trade secrets or any other act that is materially and demonstrably detrimental to the Company.

        An executive officer is considered subject to a Constructive Termination if, after or in connection with a Change in Control, the executive voluntarily resigns because we, or our successor, without the executive's consent,

  •
  change his or her position which materially reduces the level of responsibility;

  •
  reduce his or her aggregate level of compensation (including base salary, significant fringe benefits or any non-discretionary and objective-standard incentive payment or bonus award) by more than 10%; or

  •
  relocate the executive's place of employment such that the executive's commute would increase by more than 50 miles.

        The executive severance agreements require, as a pre-condition to the receipt of any benefits that the executive sign a standard form of release waiving any and all current and future claims against the Company relating to his or her employment with, or termination by, the Company.

 Payment Obligations under Executive Severance Agreements upon Termination of Employment of a Named Executive Officer

        The following table sets forth our lump-sum payment obligations under the executive severance agreements upon a termination of the employment of our NEOs under various scenarios. The table assumes termination on December 31, 2010 and payment of such termination obligations within a reasonable time thereafter.

		Prior to Change in Control(1)		After or In Connection With Change in Control(2)
Name	Benefit(3)	Agreement Provision	Dollar Value of Benefit	Agreement Provision	Dollar Value of Benefit
J. Kevin Buchi	Severance—Base Salary(4)	1.5x base salary	$1,050,000	3x base salary	$2,100,000
	Severance—Bonus(4)	n/a	—	3x target bonus + pro rata bonus for current year	1,960,000
	Stock Options and RSUs(5)	n/a	—	Unvested awards immediately vest	888,955
	Medical/Dental Benefits(6)	Coverage for 18 months	17,874	Coverage for 36 months	26,023
	Outplacement Services	Cash payment for outplacement	15,000	Cash payment for outplacement	15,000
	Tax Gross-ups(7)	n/a	—	Amount paid to cover excise tax	—

		Total	$1,082,874	Total	$4,989,978

Wilco Groenhuysen	Severance—Base Salary(4)	1.5x base salary	$750,000	3x base salary	$1,500,000
	Severance—Bonus(4)	n/a	—	3x target bonus + pro rata bonus for current year	1,000,000
	Stock Options and RSUs(5)	n/a	—	Unvested awards immediately vest	376,225
	Medical/Dental Benefits(6)	Coverage for 18 months	31,379	Coverage for 36 months	45,685
	Outplacement Services	Cash payment for outplacement	15,000	Cash payment for outplacement	15,000
	Tax Gross-ups(7)	n/a	—	Amount paid to cover excise tax	—

		Total	$796,379	Total	$2,936,910

Alain Aragues	Severance—Base Salary(4)	1.5x base salary	$986,028	3x base salary	$1,792,057
	Severance—Bonus(4)	n/a	—	3x target bonus + pro rata bonus for current year	1,194,704
	Stock Options and RSUs(5)	n/a	—	Unvested awards immediately vest	364,380
	Medical/Dental Benefits(6)	Coverage for 18 months	1,149	Coverage for 36 months	3,476
	Outplacement Services	Cash payment for outplacement	15,000	Cash payment for outplacement	15,000
	Tax Gross-ups(7)	n/a	—	Amount paid to cover excise tax	—

		Total	$912,177	Total	$3,369,617

		Prior to Change in Control(1)		After or In Connection With Change in Control(2)
Name	Benefit(3)	Agreement Provision	Dollar Value of Benefit	Agreement Provision	Dollar Value of Benefit
Lesley Russell Cooper, MB.Ch.B, MRCP	Severance—Base Salary(4)	1.5x base salary	$782,250	3x base salary	$1,570,500
	Severance—Bonus(4)	n/a	—	3x target bonus + pro rata bonus for current year	1,047,000
	Stock Options and RSUs(5)	n/a	—	Unvested awards immediately vest	599,490
	Medical/Dental Benefits(6)	Coverage for 18 months	31,345	Coverage for 36 months	45,636
	Outplacement Services	Cash payment for outplacement	15,000	Cash payment for outplacement	15,000
	Tax Gross-ups(7)	n/a	—	Amount paid to cover excise tax	—
	Other(8)	Distribution of amounts held under Deferred Compensation Plan	754,561	Distribution of amounts held under Deferred Compensation Plan	754,561

		Total	$1,583,156	Total	$4,032,187

Gerald J. Pappert	Severance—Base Salary(4)	1.5x base salary	$868,350	3x base salary	$1,736,700
	Severance—Bonus(4)	n/a	—	3x target bonus + pro rata bonus for current year	1,157,800
	Stock Options and RSUs(5)	n/a	—	Unvested awards immediately vest	585,447
	Medical/Dental Benefits(6)	Coverage for 18 months	31,311	Coverage for 36 months	45,587
	Outplacement Services	Cash payment for outplacement	15,000	Cash payment for outplacement	15,000
	Tax Gross-ups(7)	n/a	—	Amount paid to cover excise tax	1,226,826

		Total	$914,661	Total	$4,767,360

Frank Baldino, Jr., Ph.D. (9)	Severance—Base Salary		—		—
	Severance—Bonus		$2,113,200		—
	Stock Options and RSUs	Unvested awards immediately vest	19,661,600		—
	Medical/Dental Benefits		41,680		—
	Outplacement Services		—		—
	Tax Gross-ups		—		—

		Total	$21,816,480	Total	—

(1)
For termination prior to a Change in Control, an NEO is entitled to benefits under the executive severance agreement if terminated on account of an involuntary termination for any reason other than Cause, Disability or death.

(2)
For termination after or in connection with a Change in Control, an NEO is entitled to benefits under the executive severance agreement if the NEO is terminated on account of (i) an involuntary termination for any reason other than Cause, Disability or death, (ii) a voluntary termination for Constructive Termination, (iii) an involuntary termination other than for Cause, Disability or death prior to or in connection with a Change in Control at the request of the acquirer, or (iv) a voluntary termination for any reason other than Cause, Disability or death during the thirty day period immediately following the first anniversary of the occurrence of a Change in Control.

(3)
The Company will not pay benefits to an NEO under the executive severance agreement if an NEO is terminated for Cause by the Company.

(4)
For termination prior to a Change in Control, the payment due to an NEO is equal to 1.5 times the NEO's then-current base salary. For termination after or in connection with a Change in Control, the payment due to an NEO is equal to the sum of (i) 3 times the NEO's then-current base salary, (ii) 3 times the NEO's target annual bonus and (iii) the pro-rata portion of the NEO's target annual bonus earned as of the termination date.

(5)
For termination after or in connection with a Change in Control, all unvested stock options and RSUs held by an NEO vest immediately. For stock options, the dollar value is calculated for "in-the-money" options by multiplying the number of accelerated options by the difference of the closing price of the Company's common stock on December 31, 2010, and the option exercise price. For purposes of this table (other than with respect to shares delivered to the estate of Dr. Baldino), the price of the Company's common stock is assumed to be $61.72.

(6)
Under the executive severance agreement, medical and dental coverage is provided to the NEO and his or her spouse and dependents for a certain period of time, depending on the nature of the NEO's termination. The agreement states that the NEO will receive a cash payment in lieu of such coverage in an amount equal to the NEO's after-tax cost of continuing such coverage, where such coverage may not be continued. For termination prior to a Change in Control, each of the NEOs will receive a cash payment in lieu of medical and dental coverage for 18 months. For termination after or in connection with a Change in Control, each NEO will receive a cash payment in lieu of medical and dental coverage for 36 months. Values reported in the table reflect the projected present value based on premium equivalent rates for continued medical and dental coverage for the period specified for each U.S. NEO, assuming an annual discount rate of 0.990% and an estimated average annual increase in health care costs of 10%. For Mr. Aragues, medical and dental coverage would automatically continue under French Sécurité Sociale for a nine month period at no cost to him. The values reported in the table reflect the incremental cost of medical and dental coverage, estimated using private insurance rates, for an additional nine months beyond the coverage provided under French Sécurité Sociale and for an additional 27 months beyond that provided under French Sécurité Sociale, for a total of 18 and 36 months, respectively.

(7)
Under the executive severance agreements in place on December 31, 2010, the NEOs (with the exception of Messrs. Groenhuysen and Aragues) would be eligible to receive "gross-up" payments for any payments they receive in connection with a Change in Control that would cause the NEO to incur excise taxes under Section 4999 of the Code. Mr. Pappert would receive a gross-up payment for fiscal year 2010 to cover excise tax in the event of a Change in Control. Since he has been employed by the Company less than five years, his base period includes only his wages paid from 2008 and 2009 (on an annualized basis) and not a five-year historical average. Mr. Pappert would therefore have incurred excise taxes and the resulting gross-up payment to cover such taxes is reported on this line. As stated earlier, in March 2011, provisions for tax gross-ups were eliminated from all executive severance agreements.

(8)
Represents the distribution to the NEO of amounts owed to them under the Deferred Compensation Plan (see page 44 of this Proxy Statement). Amounts would be paid in a lump sum upon the six-month anniversary of the termination of the NEO's employment with the Company.

(9)
The amounts listed for Dr. Baldino represent actual amounts received upon his death; no Change in Control valuation was performed since he was not employed on December 31, 2010. Values include the immediate vesting of all stock options and stock awards outstanding at the time of his death, his 2010 MICP bonus and the value of two years of continuing medical coverage that his family received. In addition, his estate received a life insurance payment equal to two times his 2010 base salary.

        An NEO is not eligible for the benefits set forth in the executive severance agreement if his or her employment is terminated due to a "Disability." Instead, the NEO will receive disability benefits under any disability program maintained by the Company that covers the NEO. Likewise, in the case of a termination due to death of an NEO, the NEO will receive benefits only under any program (including life insurance) maintained by the Company that covers the NEO.

2010 NON-EMPLOYEE DIRECTOR COMPENSATION TABLE

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William P. Egan	$129,000	—	$335,400	—	—	—	$464,400
Martyn D. Greenacre	$126,000	—	$335,400	—	—	—	$446,400
Charles J. Homcy, M.D.	—	—	—	—	—	—	—
Vaughn M. Kailian	$122,000	—	$335,400	—	—	—	$457,400
Kevin E. Moley	$109,000	—	$335,400	—	—	—	$444,400
Charles A. Sanders, M.D.	$89,000	—	$335,400	—	—	—	$424,400
Gail R. Wilensky, Ph.D.	$105,000	—	$335,400	—	—	—	$440,400
Dennis L. Winger	$124,000	—	$335,400	—	—	—	$459,400

(1)
Consists of the amounts described below under "Cash Compensation." With respect to Mr. Egan, includes $20,000 paid for service as Presiding Director of the Board. With respect to Mr. Greenacre, includes $17,000 paid for service as a committee chairperson of the Corporate Governance and Nominating Committee. With respect to Dr. Sanders, includes $17,000 paid for service as a committee chairperson of the Stock Option and Compensation Committee. With respect to Mr. Winger, includes $30,000 paid for service as the committee chairperson of the Audit Committee. During 2010, Dr. Sanders took an unpaid medical leave from his duties. His fees earned in cash are therefore lower than that of the other non-employee directors. Dr. Homcy was not a member of the Board in 2010.

(2)
On May 20, 2010, each of the non-employee directors received a grant of stock options to purchase 15,000 shares of Cephalon common stock at an exercise price of $59.18 per share, which were immediately exercisable. The fair value of each option award granted to the non-employee directors in 2010 was $335,400, as calculated under applicable accounting guidance, excluding the effect of certain forfeiture assumptions. See Note 16 to our Consolidated Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2010 for a discussion of the assumptions used in the calculation. The total number of stock option awards outstanding that were granted to non-employee directors as of December 31, 2010 was 630,000.

Compensation for Service as a Non-Employee Director

        The Company compensates its non-employee directors through a mix of cash compensation and stock option grants. The components of the non-employee directors' compensation are as follows:

Cash Compensation:
• Board Service Annual Retainer	$55,000
• Per Board Meeting Fees
• Attendance in person	$5,000/mtg.
• Attendance by telephone	$2,000/mtg.
• Committee Service Fees
• Audit Committee Chair Annual Retainer	$30,000
• Stock Option and Compensation Committee Chair Annual Retainer	$17,000
• Corporate Governance and Nominating Committee Chair Annual Retainer	$17,000
• Committee Member Annual Retainer	$15,000
• Presiding Director Annual Retainer	$20,000
Stock Option Compensation:
• Initial Grant (upon first election or appointment to Board)	15,000 shares
• Annual Grant (upon the date of the Annual Meeting)	15,000 shares

        Under the 2011 Plan, the initial grant of 15,000 stock options to a non-employee director is made at the time of the earlier to occur of such director's appointment as a director by the Board or first election to the Board by stockholders. This initial award generally vests over a four-year period, with 25% becoming exercisable on each anniversary of the grant date. Upon the date of re-election to the Board at the Annual Meeting, a non-employee director will receive an annual grant of 15,000 stock options that are fully exercisable on the date of grant. The Board of Directors also may grant options to non-employee directors in addition to the automatic grants described above. Stock options granted to non-employee directors have a ten-year term and are granted with an exercise price equal to the fair market value of our common stock on the date of grant.

        In May 2010, all non-employee directors each received an annual grant of stock options to purchase 15,000 shares of common stock at an exercise price of $59.18 per share, which were immediately exercisable.

        Neither Dr. Baldino nor Mr. Buchi receives any additional remuneration for service as a director. The Company also reimburses directors for travel expenses incurred in connection with attending Board, committee and stockholder meetings and for other Company business-related expenses. The Company does not provide retirement benefits or other perquisites to non-employee directors under any current program.

STOCK OWNERSHIP AND PERFORMANCE

Security Ownership of Certain Beneficial Owners and Management

        The following table sets forth the beneficial ownership of the Company's common stock as of February 28, 2011 (except as noted) by (i) the NEOs and the Company's directors, excluding Drs. Baldino and Homcy; (ii) each person or group that is known to us to be the owners of more than five percent of the outstanding shares of the Company's common stock; and (iii) all executive officers and directors as a group. As of February 28, 2011, there were 75,747,836 shares of common stock outstanding. Except as otherwise noted, the business address of each person shown below is 41 Moores Road, Frazer, PA 19355.

Name	Amount and Nature of Beneficial Ownership(1)(2)	Percentage of Class(3)
J. Kevin Buchi	353,058	*
Wilco Groenhuysen	17,292	*
Alain Aragues	50,275	*
Gerald J. Pappert	70,193	*
Lesley Russell Cooper, MB.CH.B, MRCP	221,274	*
William P. Egan	126,661	*
Martyn D. Greenacre	105,200	*
Vaughn M. Kailian	70,000	*
Kevin E. Moley	61,000	*
Charles A. Sanders, M.D.	111,000	*
Gail R. Wilensky, Ph.D.	90,000	*
Dennis L. Winger	90,000	*
Wellington Management Company, LLP(4)	9,170,782	12.11%
75 State Street Boston, MA 02109
BlackRock, Inc.(5)	8,729,500	11.53%
55 East 52nd Street New York, NY 10055
T. Rowe Price Associates, Inc.(6)	5,556,081	7.34%
100 E. Pratt Street Baltimore, MD 21202
Vanguard Specialized Funds—Vanguard Healthcare Fund(7)	5,811,230	7.67%
100 Vanguard Blvd. Malvern, PA 19355
FMR LLC(8)	7,033,457	9.26%
82 Devonshire Street Boston, MA 02109
The Vanguard Group, Inc.(9)	4,320,968	5.71%
100 Vanguard Blvd. Malvern, PA 19355
All executive officers and directors as a group (16 persons)	2,116,732	2.73%

*
Less than 1%

(1)
Beneficial ownership is determined in accordance with the rules of the SEC and means voting or investment power with respect to securities. Except as indicated below, the individuals or groups named in this table have sole voting and investment power with respect to all shares of common stock indicated above.

(2)
Includes shares that may be acquired upon the exercise of outstanding options that were exercisable within 60 days of February 28, 2011 as follows: Mr. Buchi 322,500 shares; Mr. Groenhuysen 15,425 shares; Mr. Aragues 47,900 shares; Mr. Pappert 62,500 shares; Dr. Russell Cooper 146,800 shares; Mr. Egan 105,000 shares; Mr. Greenacre 105,000 shares; Mr. Kailian 70,000 shares; Mr. Moley 60,000 shares; Dr. Sanders 110,000 shares; Dr. Wilensky 90,000 shares; Mr. Winger 90,000 shares; and all executive officers and directors as a group (16 persons) 1,950,475 shares.

(3)
Shares of common stock issuable upon the exercise of stock options that are exercisable within 60 days of February 28, 2011 and shares of common stock issuable upon the conversion of the Company's convertible subordinated notes are deemed to be outstanding and beneficially owned by the person or group holding such option or notes, as the case may be, for purposes of computing such person's percentage ownership as of February 28, 2011 but are not deemed outstanding for the purpose of computing the percentage ownership of any other person or group as of February 28, 2011.

(4)
Information is as of December 31, 2010 and is based upon a Schedule 13G, as amended and filed by Wellington Management Company, LLP ("WMC") with the SEC on February 14, 2011. WMC is an investment adviser with respect to 9,170,782 shares that are held of record by clients of WMC. Vanguard Specialized Fund—Vanguard Health Care Fund is a client of WMC holding more than five percent of the Company's securities. WMC has shared voting power with respect to 2,902,802 shares and shared dispositive power with respect to 9,170,782 shares.

(5)
Information is as of January 31, 2011 and is based upon a Schedule 13G, as amended and filed by BlackRock, Inc. ("BlackRock") with the SEC on February 10, 2011. BlackRock is a Delaware corporation and a parent holding company or control person in accordance with Rule 13d-1(b)(1)(ii)(G) of the Securities Exchange Act of 1934. BlackRock has sole voting power and sole dispositive power with respect to 8,729,500 shares.

(6)
Information is as of December 31, 2010 and is based upon a Schedule 13G, as amended and filed with the SEC by T. Rowe Price Associates, Inc. ("T. Rowe Price") on February 10, 2011. These securities are owned by various individual and institutional investors, for which T. Rowe Price Associates, Inc. serves as investment adviser, registered under Section 203 of the Investment Advisers Act of 1940, with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities Exchange Act of 1934, T. Rowe Price is deemed to be a beneficial owner of such securities; however, T. Rowe Price expressly disclaims that it is, in fact, the beneficial owner of such securities. T. Rowe Price has sole voting power to vote 1,259,932 shares and sole dispositive power over 5,556,081 shares.

(7)
Information is as of December 31, 2010 and is based upon a Schedule 13G, as amended and filed with the SEC by Vanguard Specialized Funds—Vanguard Healthcare Fund ("Vanguard SF-VHF"), on February 10, 2011. Vanguard SF-VHF is an Investment Company registered under Section 8 of the Investment Company Act of 1940, and is the beneficial owner and has sole voting power with respect to 5,811,230 shares.

(8)
Information is as of December 31, 2010 and is based upon a Schedule 13G, as amended and filed by FMR LLC ("FMR") and others with the SEC on February 14, 2011 that states the following:

•
Fidelity Management & Research Company ("Fidelity"), a wholly owned subsidiary of FMR and an investment adviser, is the beneficial owner of 6,553,799 shares of the Common Stock outstanding of the Company as a result of acting as investment adviser to various investment companies. The number of shares of common stock of Cephalon, Inc. owned by the investment companies at December 31, 2010 included 24,625 shares of common stock resulting from the assumed conversion of $1,150,000 principal amount of the Company's 2% convertible notes due June 1, 2015 (21.4133 shares of common stock for each $1,000 principal amount of debenture).

  •
  Edward C. Johnson, 3d, Chairman of FMR, and FMR, through its control of Fidelity and its funds (the "Funds") each has sole dispositive power of the 6,553,799 shares of the Common Stock outstanding of the Company owned by the Funds. Neither FMR nor Edward C. Johnson, 3d, has the sole power to vote or direct the voting of the shares owned directly by the Funds, which power resides with the Funds' Boards of Trustees. Fidelity carries out the voting of the shares under written guidelines established by the Funds' Boards of Trustees.

  •
  Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC.

  •
  Strategic Advisers, Inc., a wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, provides investment advisory services to individuals. As such, FMR's beneficial ownership includes 3,913 shares of the Common Stock outstanding of the Company, beneficially owned through Strategic Advisers, Inc.

  •
  Pyramis Global Advisors, LLC ("PGA LLC"), an indirect wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisors Act of 1940, is the beneficial owner of 220,174 shares of the Common Stock outstanding of the Company, as a result of its serving as investment advisor to institutional accounts, non-U.S. mutual funds, or investment companies registered under Section 8 of the Investment Company Act of 1940 owning such shares. The number of shares of common stock of the Company owned by institutional account(s) at December 31, 2010 included 177,794 shares of the Common Stock outstanding of the Company resulting from the assumed conversion of $8,303,000 principal amount of the Company's 2% convertible notes due June 1, 2015 (21.4133 shares of Common stock for each $1,000 principal amount of debenture).

  •
  Edward C. Johnson, 3d and FMR, through its control of PGA LLC, each has sole dispositive power over 220,174 shares and sole power to vote or to direct the voting of 220,174 shares of the Common Stock owned by the institutional accounts or funds advised by PGA LLC as reported above.

  •
  Pyramis Global Advisors Trust Company ("PGATC"), an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, is the beneficial owner of 170,681 of the Common Stock outstanding of the Company, as a result of its serving as investment manager of institutional accounts owning such shares. The number of shares of common stock of the Company owned by institutional account(s) at December 31, 2010 included 20,129 shares of common stock resulting from the assumed conversion of $940,000 principal amount of the Company's 2% convertible notes due June 01, 2015 (21.4133 shares of common stock for each $1,000 principal amount of debenture).

  •
  Edward C. Johnson, 3d and FMR, through its control of PGATC, each has sole dispositive power over 170,681 shares and sole power to vote or to direct the voting of 170,681 shares of the Common Stock outstanding of the Company owned by the institutional accounts managed by PGATC as reported above.

  •
  FIL Limited ("FIL") and various foreign-based subsidiaries provide investment advisory and management services to a number of non-U.S. investment companies and certain institutional investors. FIL, which is a qualified institution under section 240.13d-1(b)(1)(ii), is the beneficial owner of 84,890 shares of the Common Stock outstanding of the Company.

    Partnerships controlled predominantly by members of the family of Edward C. Johnson 3d, Chairman of FMR LLC and FIL, or trusts for their benefit, own shares of FIL voting stock with the right to cast approximately 39% of the total votes which may be cast by all holders of FIL voting stock. FMR LLC and FIL are separate and independent corporate entities, and their Boards of Directors are generally composed of different individuals.

    FMR LLC and FIL are of the view that they are not acting as a "group" for purposes of Section 13(d) under the Securities Exchange Act of 1934 and that they are not otherwise required to attribute to each other the "beneficial ownership" of securities "beneficially owned" by the other corporation within the meaning of Rule 13d-3 promulgated under the 1934 Act. Therefore, they are of the view that the shares held by the other corporation need not be aggregated for purposes of Section 13(d). However, FMR LLC is making this filing on a voluntary basis as if all of the shares are beneficially owned by FMR LLC and FIL on a joint basis.

    FIL has sole dispositive power over 84,890 shares owned by the International Funds. FIL has sole power to vote or direct the voting of 82,440 shares and no power to vote or direct the voting of 2,450 shares of Common Stock held by the International Funds as reported above.

(9)
Information is as of December 31, 2010 and is based upon a Schedule 13G, as amended and filed with the SEC by The Vanguard Group, Inc. ("Vanguard") on February 10, 2011. Vanguard has sole voting power over 94,053 shares and sole dispositive power over 4,226,915 shares and, through its wholly-owned subsidiary, Vanguard Fiduciary Trust Company ("VFTC"), is the beneficial owner of 94,053 shares as a result of its serving as investment manager of collective trust accounts. VFTC directs the voting of these shares. The aggregate amount of beneficially owned shares by Vanguard is 4,320,968 shares of the Common Stock outstanding of the Company.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that each director and executive officer of the Company, and any other person who owns more than ten percent of the Company's common stock, file with the SEC initial reports of ownership and reports of changes in ownership of common stock of the Company. Such directors, executive officers and greater-than-ten-percent stockholders are required by regulation to furnish the Company with copies of such reports. To the knowledge of the Company, based solely upon its review of reports furnished to it, as well as written representations from its directors and executive officers to the effect that no other such reports were required to be filed, each covered person met all Section 16(a) filing requirements during 2010, with the exception of a Form 4 for Mr. Buchi filed on March 3, 2010 to report a sale of common stock on February 17, 2006.

SHAREHOLDER PROPOSALS

PROPOSAL 1—ELECTION OF DIRECTORS

        Nine directors are to be elected at the 2011 Annual Meeting. The term of each director expires at the next Annual Meeting of Stockholders and each director shall hold office until the election and qualification of his or her respective successor or until his or her earlier death, removal or resignation. The Board consists of such number of directors as is fixed from time to time by resolution adopted by the Board as provided in the Company's bylaws. The Board currently is authorized to have up to nine members.

        The nominees for election as directors of the Company are Drs. Homcy, Sanders and Wilensky, Ambassador Moley and Messrs. Buchi, Egan, Greenacre, Kailian and Winger. All nominees are presently directors of the Company whose current terms expire at the time of the 2011 Annual Meeting. All nominees have consented to be named, and have agreed to serve if elected. If this should not be the case, however, the proxies may be voted for a substitute nominee to be designated by the Board, or, as an alternative, the Board may reduce the number of directors to be elected at the meeting or leave the position(s) vacant.

PROPOSAL 1—THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A
VOTE FOR EACH OF THE FOLLOWING NOMINEES FOR ELECTION AS DIRECTORS.

Name of Director	Age	Principal Occupations During Past Five Years, Certain Directorships and Certain Experience, Qualifications, Attributes and Skills	Year First Became Director
J. Kevin Buchi	55	Mr. Buchi joined Cephalon in March 1991 and, since December 2010, he has served as Chief Executive Officer. From January 2010 through December 2010, Mr. Buchi was Chief Operating Officer. In this role, he managed the company's global sales and marketing functions, as well as product manufacturing, business development and investor relations. From February 2006 through January 2010, Mr. Buchi served as Chief Financial Officer and, from 2004, head of business development for the company. At various times in his career at Cephalon, Mr. Buchi has had oversight of corporate finance, accounting, information systems, facilities, human resources and administration. Mr. Buchi joined Cephalon in 1991 as controller. Mr. Buchi graduated from Cornell University with a Bachelor of Arts degree in chemistry. He was a synthetic organic chemist for the Eastman Kodak Company before going on to obtain a master's degree in management from the J.L. Kellogg Graduate School of Management at Northwestern University. He worked for a large public accounting firm before beginning his career in the pharmaceutical industry with E.I. du Pont de Nemours and Company in 1983. Mr. Buchi serves as a member of the board of directors of Mesoblast Limited, a public company traded on the Australian Stock Exchange. With Mr. Buchi's experience as CEO and formerly COO, he brings a tremendous	2010

Name of Director	Age	Principal Occupations During Past Five Years, Certain Directorships and Certain Experience, Qualifications, Attributes and Skills	Year First Became Director
		knowledge regarding Cephalon from a short- and long-term strategic perspective and from a day-to-day operational perspective. Mr. Buchi serves as a conduit between the Board and management and oversees management's efforts to realize the Board's strategic goals.
William P. Egan	66

Mr. Egan is a founder and General Partner of Alta Communications and Marion Equity Partners LLC, Massachusetts-based venture capital firms. He founded Alta's predecessor firm, Burr, Egan, Deleage & Co. in 1979 and has identified and backed several of America's leading growth companies in the information technology, life sciences and communications industries. Mr. Egan currently serves as a director of CRH plc, a building materials supply company. Mr. Egan's general and industry-specific experience provides valuable business, management and leadership experience. As a venture capitalist, Mr. Egan advises numerous companies regarding business challenges and opportunities and has an excellent sense of the general business and economic environment. Mr. Egan has served as a director of Cephalon for over 20 years, allowing him to understand well the challenges and opportunities Cephalon has faced and will face. In recognition of Mr. Egan's business acumen and tenure as director, the Board selected Mr. Egan to serve as its Presiding Director from May 2005 until January 2011, when the Board appointed Mr. Egan to serve as the Chairman of the Board.

			1988
Martyn D. Greenacre	69

Mr. Greenacre served as Chairman of BMP Sunstone Corporation, a pharmaceutical company, from July 2004 until its acquisition by Sanofi-Aventis in February 2011. Mr. Greenacre also has served since 2002 as Chairman of Life Mist Technologies, Inc., a fire suppression equipment company. From 1997 to 2001, Mr. Greenacre served as Chief Executive Officer and director of Delsys Pharmaceutical Corporation, a formulation and drug delivery system company. From 1993 to 1997, Mr. Greenacre served as President and Chief Executive Officer and as a director of Zynaxis Inc., a biopharmaceutical company. From 1989 to 1992, Mr. Greenacre was Chairman Europe, SmithKline Beecham Pharmaceutical company. He joined SmithKline & French in 1973, where he held positions of increasing responsibility in its European organization. Mr. Greenacre currently serves as a director of Acusphere, Inc., a drug delivery company and Curis, Inc., a biotechnology company. Until 2008, Mr. Greenacre served as a director of Immune Response Corp. (a/k/a Orchestra Therapeutics), a vaccine company. Mr. Greenacre has significant healthcare and pharmaceutical industry experience, both serving in leadership positions of several companies and as a director of several companies. In particular, based on his experience as Chairman of BMP Sunstone and as Chairman Europe of SmithKline Beecham,

			1992

Name of Director	Age	Principal Occupations During Past Five Years, Certain Directorships and Certain Experience, Qualifications, Attributes and Skills	Year First Became Director

Mr. Greenacre serves as a resource to the Board regarding the Company's international operations, as well as its international opportunities and challenges. Mr. Greenacre has served as a director of Cephalon for almost 20 years, allowing him to understand well the challenges and opportunities Cephalon has faced and will face.

Charles J. Homcy, M.D.	61

Dr. Homcy was appointed to serve as a director of the Company in March 2011. Dr. Homcy is currently a Venture Partner at Third Rock Ventures, LLC, a venture capital firm, Co-Chairman of Portola Pharmaceuticals, Inc., a privately held biotechnology company Dr. Homcy co-founded in 2003 and of which he served as President and Chief Executive Officer from 2003 to 2010 and since 2011, Chairman of the Board of CytomX Therapeutics, a privately-funded biotechnology company. Dr. Homcy also served as a director for Millennium Pharmaceuticals, Inc., a biopharmaceutical company, from 2003 to 2008; Kosan Biosciences, Inc., a biopharmaceutical company, from 2003 to 2008; and Cytokinetics, Inc., a biopharmaceutical company, from 2004 to 2008. From January 2003 to November 2003, Dr. Homcy served as senior R&D advisor at Millennium Pharmaceuticals, having joined them in 2002 as President, Research and Development. Prior to that, he served as Executive Vice President, Research and Development of COR Therapeutics, Inc., a biopharmaceutical company, from 1995 to 2002 and as a director of COR from January 1998 to 2002 until its acquisition by Millennium Pharmaceuticals in 2002. Since 1997, Dr. Homcy has been Clinical Professor of Medicine, University of California at San Francisco Medical School and an attending physician at the San Francisco VA Hospital. Dr. Homcy received his B.A. and M.D. degrees from The Johns Hopkins University. As Co-Founder, President and Co-Chairman of Portola Pharmaceuticals, Dr. Homcy gained valuable business, management and leadership experience. His extensive scientific and clinical expertise coupled with several years of pharmaceutical industry experience, including his service in various roles as executive, director and venture capitalist, position him well to address business challenges and opportunities specific to Cephalon.

			2011
Vaughn M. Kailian	66	Mr. Kailian is a Managing Director of MPM Capital LP, a leading healthcare venture capital firm. He was Vice Chairperson of the Board of Directors of Millennium Pharmaceuticals, Inc. from February 2002 until December 2004. He served as CEO, President and Director of COR Therapeutics, Inc., a biotechnology company, from 1990 until its acquisition by Millennium in 2002. Prior to this, Mr. Kailian was employed by Marion Merrell Dow, Inc., a pharmaceutical company, and its predecessor companies, in various international and U.S. management, marketing and	2005

Name of Director	Age	Principal Occupations During Past Five Years, Certain Directorships and Certain Experience, Qualifications, Attributes and Skills	Year First Became Director

sales positions from 1967 to 1990, including President and General Manager, Merrell Dow USA and Corporate Vice President of Global Commercial Development, Marion Merrell Dow, Inc. Mr. Kailian currently serves on the board of directors of NicOx, S.A., a pharmaceutical company, BIO Ventures for Global Health, a non-profit organization, and BIO (the Biotechnology Industry Organization). From 2006 to 2009 he served as President, Chief Executive Officer and director of Memory Pharmaceuticals, a biopharmaceutical company. From 2004 to 2007, he served as Chairman of the Board of ViaCell, Inc., a biotechnology company. Mr. Kailian has extensive healthcare and pharmaceutical industry experience, both in leadership positions, as a director and as a venture capitalist. Mr. Kailian's tenure as CEO of COR Therapeutics provides him with valuable business, management and leadership experience. In his current role with MPM Capital, Mr. Kailian is well-positioned to provide advice to the Board regarding general healthcare challenges and opportunities and the business development environment.

Kevin E. Moley	64

Ambassador Moley currently serves as Chairman of the Board of Project Concern International, a not-for-profit organization based in San Diego, California, that provides poverty and health care solutions in fifteen countries serving over three million people. He also serves as a Senior Advisor to the CEO of Healthy Communities Institute, a provider of community health data services, in San Francisco, California. Ambassador Moley served as the U.S. Permanent Representative to the United Nations and Other International Organizations in Geneva from September 2001 to April 2006. Ambassador Moley also served in the administration of George H.W. Bush as an Assistant Secretary of the U.S. Department of Health and Human Services (HHS) from 1989 to 1992 and as the Deputy Secretary of HHS from 1992 to 1993. In addition to his government service, Ambassador Moley was President and Chief Executive Officer of Integrated Medical Systems Inc. from 1996 to 1998 and was a Senior Vice President of PCS Health Systems, Inc. from 1993 to 1996. Ambassador Moley also served on the Board of Directors of Merge Technologies Inc., a developer of medical imaging and information management software and services, from 2006 to 2008 and Aperature Health, Inc., a provider of on-line health and wellness services from 2008 to 2009. Ambassador Moley previously served as a member of the Cephalon Board of Directors from 1994 to 2001. Ambassador Moley's government experience allows him to provide insights regarding regulatory compliance and guidance with respect to government matters.

			2006

Name of Director	Age	Principal Occupations During Past Five Years, Certain Directorships and Certain Experience, Qualifications, Attributes and Skills	Year First Became Director
Charles A. Sanders, M.D.	79

In particular, his services at HHS allow him to advise the Board regarding the formulation of health policy and potential effects on the Company's business. In addition, Mr. Moley's leadership roles at various healthcare companies as an executive officer or director provides him with valuable business, management and leadership experience. Dr. Sanders is retired from Glaxo, Inc., where he served as Chief Executive Officer from 1989 through 1994 and Chairman of the Board from 1992 through 1995. He also served on the Board of Directors of Glaxo plc. Previously, Dr. Sanders held a number of positions at Squibb Corporation, including Vice Chairman. Dr. Sanders currently serves as Chairman of the Board of Icagen, Inc., a biopharmaceutical company, and Chairman of the Board of Biodel Inc., a specialty pharmaceutical company, and a director of Biocryst Pharmaceuticals, Inc., a biotechnology company. From 1999 to 2009, he served as lead director of Genentech, Inc., a biopharmaceutical company, and from 1996 to 2006, he served as director for Trimeris, Inc. He also served as Chairman of the Board of Vertex Pharmaceuticals, a biotechnology company, from 2006 to 2010 and Lead Director from 2003 to 2006. Dr. Sanders's tenure as Glaxo's CEO and Chairman provides him with valuable business, management and leadership experience as well as the ability to serve as a resource with respect to our international operations. In addition, his service on the boards of pharmaceutical companies of varying sizes provides him with unique insights regarding the pharmaceutical industry and Cephalon-specific challenges and opportunities.

			2001
Gail R. Wilensky, Ph.D.	67

Dr. Wilensky serves as a Senior Fellow at Project HOPE, an international health education foundation, which she joined in 1993. From 2008 to 2009, she was President of the Defense Health Board, a federal advisory committee for the Department of Defense. From 1997 to 2001, Dr. Wilensky chaired the Medicare Payment Advisory Committee, which advises Congress on all issues relating to Medicare. From 2004 to 2009, Dr. Wilensky served as the Vice Chair of the Maryland Health Care Commission. From December 2006 to 2008, Dr. Wilensky was a co-chair of a Congressionally-mandated task force on the future of military health care. Dr. Wilensky also is an elected member of the Institute of Medicine and its Governing Council, and serves as a trustee of the Combined Benefits Fund of the United Mineworkers of America and the National Opinion Research Center of the University of Chicago. Dr. Wilensky currently serves as a director of Quest Diagnostics, Inc., a leading provider of diagnostic testing, information and services, SRA International, Inc., a provider of information technology services to the government, UnitedHealth Group, a health care company, and Brainscope, a privately held medical neuro-

			2002

Name of Director	Age	Principal Occupations During Past Five Years, Certain Directorships and Certain Experience, Qualifications, Attributes and Skills	Year First Became Director

technology company. From 2000 to 2009, she served as a director of Gentiva Health Services, a specialty pharmaceutical and home health care company; and from 1998 to 2007; Dr. Wilensky served as a director of ManorCare, Inc., a provider of health care services. Dr. Wilensky's extensive government and non-profit experience allows her to provide insights regarding regulatory compliance and guidance with respect to government matters. In particular, her government service allows her to advise the Board regarding the formulation of health policy and potential effects on the Company's business. In addition, due to her service as a director to other companies, Dr. Wilensky contributes advice in best practices in corporate governance and analysis of business challenges and opportunities.

Dennis L. Winger	63

Mr. Winger is designated as the Audit Committee Financial Expert. In 2008, Mr. Winger retired from Applera Corp., a life sciences company, where he was Senior Vice President and Chief Financial Officer responsible for developing financial and business strategies. He served as a member of Applera's Executive Committee. From 1989 to 1997, Mr. Winger served as Senior Vice President, Finance and Administration, and Chief Financial Officer of Chiron Corporation. From 1982 to 1989, Mr. Winger was with Cooper Companies, Inc., where he held positions of increasing responsibility, including that of Chief Financial Officer. From 1973 - 1982, Mr. Winger was with Continental Can Company holding a number of positions including Head of Finance for its international division and General Manager of its Latin American Operations. Mr. Winger currently serves as a director of Vertex Pharmaceuticals Incorporated, a global biotechnology company, Accuray Incorporated, a global company specializing in robotic radio-surgery systems and Nektar Therapeutics, a biopharmaceutical company. Mr. Winger previously served as a director of Cell Genesys, Inc. from 2004 to 2009 and A.P. Pharma Inc. from 1993 to 2006. Mr. Winger also serves on the Board of Trustees of Siena College. Mr. Winger has extensive general business and pharmaceutical industry experience in leadership positions, including chief financial officer. As such, Mr. Winger contributes valuable advice to the Board regarding Cephalon's challenges and opportunities and also complex financial and accounting issues. Based on his experience as a chief financial officer and his service on the audit committees of other companies, the Board has designated Mr. Winger as chairman of the Audit Committee and as the "audit committee financial expert" pursuant to SEC rules and NASDAQ listing standards.

			2003

PROPOSAL 2—APPROVAL OF AMENDMENT AND RESTATEMENT OF THE 2011 EQUITY COMPENSATION PLAN

        On February 1, 2011, the Board of Directors adopted, subject to stockholder approval at this Annual Meeting, the amendment and restatement of the Cephalon, Inc. 2011 Equity Compensation Plan (the "2011 Plan") that would, among other items, (1) extend the term of the 2011 Plan for an additional ten years so that the 2011 Plan will terminate on January 31, 2021, as opposed to February 4, 2014 and (2) increase by 1,000,000 shares the total number of shares of common stock authorized for issuance under the 2011 Plan from 16,450,000 shares to 17,450,000 shares, providing that no more than 700,000 shares of common stock from the 2011 Plan increase may be issued pursuant to stock awards that are granted under the 2011 Plan on or after May 10, 2011. The Board also amended the 2011 Plan to (1) provide that the Company's "2004 Equity Compensation Plan" will be renamed as the Company's "2011 Equity Compensation Plan"; (2) provide the Board authority to grant stock awards (in addition to nonqualified stock options) under the 2011 Plan to non-employee members of the Board; (3) permit the grant of stock awards in the form of stock units, which represent the right of a grantee to receive shares of common stock or a cash amount based on the fair market value of shares of common stock, and allow payment of dividend equivalents with respect to stock units; (4) increase the number of shares of common stock subject to annual stock option grants for non-employee directors from 10,000 to 15,000; (5) revise the definition of a "Change in Control" to eliminate the requirement that an acquisition of more than 30% of the combined voting power of the Company's outstanding securities be pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; (6) provide the Board with discretion to determine the grants for non-employee directors; and (7) update the 2011 Plan to comply with current best practices, and applicable law and regulations. These amendments were approved by the Compensation Committee pursuant to an amendment and restatement of the 2011 Plan, which also incorporated the prior amendments to the 2011 Plan since its last restatement in May 2008 into one plan document. The amendments to the 2011 Plan will apply to awards granted on or after May 10, 2011. The Board has directed that the proposal to amend and restate the 2011 Plan in the terms as described above be submitted to the Company's stockholders for their approval ("Proposal 2"). If approved by stockholders, the increase in the number of shares authorized for issuance under the 2011 Plan and other changes will become effective on May 10, 2011. Effective December 12, 2010, the 2011 Plan is the only equity compensation plan pursuant to which the Company may award equity based grants.

        As of March 18, 2011, there were only 1,294,782 shares available for issuance under the 2011 Plan. The Compensation Committee believes that this number is not sufficient in view of the Company's compensation structure and strategy. The Compensation Committee has concluded that the Company's ability to attract, retain and motivate top quality management and employees is material to the Company's success and would be enhanced by the Company's continued ability to grant equity compensation. In addition, the Compensation Committee believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer its employees and non-employee directors the opportunity to acquire or increase their proprietary interests in the Company. The Compensation Committee believes that the availability of the additional 1,000,000 shares of common stock will ensure that the Company continues to have a sufficient number of shares of common stock authorized for issuance under the 2011 Plan.

        As of March 18, 2011, the total number of shares of common stock to be issued upon the exercise of outstanding options, warrants and rights granted under the Company's equity compensation plans (including the 2011 Plan) was 8,218,395, which is equal to approximately 10.8 percent of the Company's total outstanding shares of common stock as of March 18, 2011.

        The material terms of the 2011 Plan are summarized below. This summary of the 2011 Plan is not intended to be a complete description of the 2011 Plan and is qualified in its entirety by the actual text of the 2011 Plan to which reference is made. A copy of the full text of the 2011 Plan, which provides for this increase in the number of shares of common stock, is attached to the electronic copy of this Proxy Statement filed with the SEC and may be accessed from the SEC's website (www.sec.gov).

Material Features of the 2011 Plan

        General.    The 2011 Plan provides for the grant of incentive stock options and non-qualified stock options (collectively, "Stock Options") and stock awards ("Stock Awards"). The 2011 Plan currently authorizes up to 16,450,000 shares of common stock for issuance, subject to adjustment in certain circumstances as discussed below. Stockholders are being asked to consider and approve an amendment that would, commencing on May 10, 2011, increase the number of shares of common stock available for grants under the 2011 Plan by an additional 1,000,000 shares, so that a total of 17,450,000 may be issued for grants under the 2011 Plan. Under this amendment, no more than 700,000 shares of common stock may be issued pursuant to Stock Awards that are granted under the 2011 Plan on or after May 10, 2011. To the extent grants under the 2011 Plan are paid in cash and not in shares of common stock, such grants will not count against the share limits under the 2011 Plan. If Stock Options granted under the 2011 Plan terminate, expire or are cancelled, forfeited, exchanged or surrendered without having been exercised, or if any Stock Awards are forfeited or terminated, or otherwise not paid in full, the shares of common stock subject to such grants will again be available for future issuance under the 2011 Plan. Shares of common stock that are withheld to pay the exercise price of a Stock Option or withheld to satisfy the tax withholding obligations of Stock Options or Stock Awards will not be available for re-issuance under the 2011 Plan. If shares of common stock are repurchased on the open market with the proceeds of the exercise price of Stock Options, such shares may not again be made available for issuance under the Plan. The 2011 Plan provides that the maximum aggregate number of shares of common stock that may be granted pursuant to Stock Options to any individual during a calendar year is 500,000 shares.

        Administration of the 2011 Plan.    The 2011 Plan is administered and interpreted by the Compensation Committee. The Compensation Committee has the sole authority to (i) determine the persons to whom Stock Options and/or Stock Awards may be granted under the 2011 Plan, (ii) determine the type, size and other terms and conditions of each grant, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, so long as no previously granted Stock Option is repriced, replaced, or regranted through cancellation, or by lowering the exercise price of a previously granted Stock Option, unless the stockholders of the Company provide prior approval, and (v) deal with any other matters arising under the 2011 Plan.

        Grants.    All grants are subject to the terms and conditions set forth in the 2011 Plan and to those other terms and conditions consistent with the 2011 Plan as the Compensation Committee deems appropriate and as are specified in writing by the Compensation Committee to the designated individual (the "Grant Notice"). Grants under the 2011 Plan need not be uniform as among other recipients of the same type of grant.

        Eligibility for Participation.    All of the employees of the Company and its subsidiaries and advisors and consultants of the Company and its subsidiaries are eligible for grants under the 2011 Plan. The Compensation Committee determines which employees and consultants will receive grants under the 2011 Plan. Non-employee directors of the Company also are eligible to receive grants under the 2011 Plan. As of March 18, 2011, approximately 316 employees and eight non-employee directors were determined by the Compensation Committee to be eligible for grants under the 2011 Plan; it is not possible to specify in advance the number of advisors and consultants who may be eligible for grants.

        Stock Options.    The Compensation Committee may grant Stock Options intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Code or so-called "non-qualified stock options" that are not intended to so qualify ("NQSOs") or any combination of ISOs or NQSOs. Non-employee directors, consultants and advisors may only receive NQSOs.

        The Compensation Committee fixes the exercise price per share on the date of grant. The exercise price of any NQSO or ISO granted under the 2011 Plan may not be less than the fair market value of the underlying shares of common stock on the date of grant. The current measure of fair market value on a particular date is the closing sale price of a share of common stock during regular trading hours as reported on NASDAQ on that date. However, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the exercise price per share of an ISO must be at least 110% of the fair market value of a share of common stock on the date of grant. To the extent that the aggregate fair market value of shares of common stock, determined on the date of grant, with respect to which ISOs become exercisable for the first time by a grantee during any calendar year exceeds $100,000, such ISOs must be treated as NQSOs.

        The Compensation Committee determines the term of each Stock Option; provided, however, that the exercise period may not exceed ten years from the date of grant and, if the grantee of an ISO is a person who holds more than 10% of the combined voting power of all classes of outstanding stock of the Company, the term may not exceed five years from the date of grant. The vesting period for Stock Options commences on the date of grant and ends on such date as is determined by the Compensation Committee, in its sole discretion, which is specified in the Grant Notice. A grantee may exercise a Stock Option by delivering notice of exercise to the Compensation Committee and paying the exercise price (i) in cash or by check, (ii) with approval of the Compensation Committee, by withholding shares of common stock subject to the Stock Option, by delivering shares of common stock already owned by the grantee, or through attestation to ownership of such shares (in each case, such shares of common stock must have an aggregate fair market value of the date of exercise equity to the exercise price), or (iii) by such other method as the Compensation Committee may approve. The grantee must pay, at the time of exercise, the exercise price and the amount of any applicable federal, state or local withholding tax due in connection with such Stock Option exercise at the time specified by the Compensation Committee.

        Formula Grants to Non-employee Directors.    Unless otherwise determined by the Board, non-employee directors of the Company will automatically receive, without the exercise of discretion by the Compensation Committee, the following annual grants of NQSOs. Each non-employee director will receive a grant of an NQSO to purchase 15,000 shares of common stock immediately upon his or her first becoming a member of the Board (whether by election or appointment). This initial grant vests over a four-year period, with 25% becoming exercisable on each anniversary of the grant date. Upon the date of re-election to the Board at the Annual Meeting, a non-employee director will receive an annual grant of a NQSO to purchase 15,000 shares of common stock that is fully exercisable on the date of grant. The date of grant of such annual grants will be the date of the Annual Meeting. The Board has the authority to determine the terms of these grants to non-employee directors. The Board may also grant NQSOs and Stock Awards to non-employee directors in addition to the automatic grants described above. Currently, eight non-employee directors are entitled to receive automatic grants of NQSOs and are eligible to receive discretionary NQSO and Stock Award grants under the 2011 Plan.

        Stock Awards.    The Compensation Committee may issue shares of common stock under a Stock Award. Effective May 10, 2011, the Compensation Committee may grant Stock Awards to non-employee members of the Board, as well as to employees and consultants of the Company and its subsidiaries. The number of shares of common stock granted to each grantee is determined by the Compensation Committee. The Grant Notice may provide for a period during which the Stock Award will remain subject to certain restrictions, including restrictions on transferability (the "Restriction Period"). During the Restriction Period, a grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of common stock to which such Restriction Period applies, except to a successor grantee in the event of the grantee's death. Unless the Compensation Committee determines otherwise, if a grantee's employment terminates or if a grantee who is an advisor or consultant ceases to perform services for the Company during the Restriction Period, the Stock Award terminates with respect to all shares of common stock covered by the Stock Award as to which the restrictions have not lapsed, and those shares of common stock will be forfeited by the grantee and, if issued, immediately returned to the Company. All restrictions imposed under the Stock Award lapse upon the expiration of the applicable Restriction Period. In addition, the Compensation Committee may determine as to any or all Stock Awards that all restrictions will lapse under such other circumstances as it deems appropriate. The grantee does not have the right to vote or receive dividends or other distributions in respect of any shares of common stock covered by a Stock Award until the applicable Restriction Period has expired, unless the Compensation Committee provides otherwise in the Grant Notice. To ensure enforcement of the restrictions during the Restriction Period, the Company issues certificates for Stock Awards only when the applicable Restriction Period has lapsed.

        Effective May 10, 2011, the Compensation Committee may grant Stock Awards in the form of stock units, which represent the right of the grantee to receive shares of common stock or a cash amount based on the fair market value of the shares of common stock, as determined by the Compensation Committee. Stock Awards that are granted in the form of stock units will be paid in shares of common stock or in cash, or in a combination of the two, as determined by the Compensation Committee and will be subject to restrictions as determined by the Compensation Committee and set forth in the applicable Grant Notice. The Compensation Committee may grant dividend equivalents with respect to Stock Awards in the form of stock units, under such terms and conditions that the Compensation Committee deems appropriate. Dividend equivalents may be payable in cash or common stock, or a combination of the two, as determined by the Compensation Committee. Dividend equivalents with respect to performance-based Stock Awards in the form of stock units will vest and be paid only if and to the extent the underlying stock units vest and are paid, unless the Compensation Committee determines otherwise.

        Amendment and Termination of the 2011 Plan.    The Board and, pursuant to authority delegated to the Compensation Committee by the Board, the Compensation Committee may amend or terminate the 2011 Plan at any time, subject to stockholder approval if required to comply with the Code, other applicable laws, applicable NASDAQ requirements, or the terms of the 2011 Plan. The 2011 Plan will terminate on January 31, 2021, unless terminated earlier by the Board or extended by the Board with approval of the stockholders. ISOs may not be granted after the date that is 10 years after the date on which the Board adopts the amended 2011 Plan or the date that the stockholders approve it, whichever is earlier.

        Amendment and Termination of Outstanding Grants.    A termination or amendment of the 2011 Plan that occurs after a grant is made will not result in the termination or amendment of the grant unless the grantee consents; provided, however, that the Compensation Committee may revoke any grant the terms of which are contrary to applicable law, or modify any grant to bring it into compliance with any then applicable government regulation. The termination of the 2011 Plan will not impair the power and authority of the Compensation Committee with respect to outstanding grants. Except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination or exchange of shares), neither the Board nor the Compensation Committee can reprice, replace, or regrant any outstanding grant, unless the Company's stockholders consent.

        Adjustment Provisions.    If there is any change in the number or kind of shares of common stock outstanding by reason of (i) a stock dividend, spin-off, recapitalization, stock split, or combination or exchange of such shares, (ii) a merger, reorganization or consolidation of the Company, (iii) reclassification or change in the par value, or (iv) any other extraordinary or unusual event, that, in each case, affects the outstanding shares of common stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of common stock is substantially reduced as a result of a spin-off or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of common stock available for grants, the maximum limit on the number of shares that may be granted to any individual under the 2011 Plan in any year, the number of shares covered by outstanding grants, the kind of shares issued under the 2011 Plan, and the price per share of such grants will be equitably adjusted by the Compensation Committee, in such manner as the Compensation Committee deems appropriate, to reflect any increase or decrease in the number or kind of issued shares of common stock to preclude, to the extent practicable, the enlargement or dilution of the rights and benefits under the 2011 Plan and such grants.

        Corporate Transactions/Change in Control of the Company.    In the event of a "Corporate Transaction" (as defined below), unless (i) outstanding Stock Options and Stock Awards are assumed by the successor or parent of the successor, (ii) replaced with shares of the capital stock of the successor or parent having comparable value and terms, (iii) replaced with a cash incentive option or stock that preserves the Stock Option spread or Stock Award value existing at the time of the transaction and provides for subsequent payout in accordance with the same terms and conditions of the Stock Option and Stock Award, (iv) the Stock Option and Stock Award is replaced by a grant under another incentive program which the Compensation Committee determines is reasonably equivalent in value, or (v) the vesting period under the Stock Option or the Stock Award is subject to other limitations imposed by the Compensation Committee at the time of grant, all outstanding Stock Options will automatically accelerate and become immediately exercisable and all restrictions with respect to Stock Awards will lapse.

        The 2011 Plan defines "Corporate Transaction" to mean the occurrence of either of the following stockholder-approved transactions to which the Company is a party: (i) a merger or consolidation in which more than 50% of the combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or (ii) the sale, transfer or other disposition of more than 75% of the Company's assets in a single or related series of transactions. "Change in Control" is generally defined in the 2011 Plan as a change in ownership or control of the Company through (a) the acquisition of more than 30% of the combined voting power of the Company's outstanding securities; or (b) a change in the composition of the Board over a 24-month or shorter period such that a majority of the Board's members cease to continue as members subject to certain conditions described in the 2011 Plan.

        In the event of a grantee's cessation of services by reason of an "Involuntary Termination" (as defined below) within 36 months after a Corporate Transaction in which such grantee's outstanding Stock Options were assumed or replaced or Stock Awards were replaced, or within 36 months after a "Change in Control," each Stock Option (or replacements thereof) will automatically accelerate and become fully exercisable and all restrictions applicable to Stock Awards (or replacements thereof) will lapse. The Stock Option will remain exercisable until the earlier of the expiration of the Stock Option term or the one-year period after the date of the Involuntary Termination.

        The 2011 Plan defines "Involuntary Termination" to mean the termination of the service of any grantee of the Company or any successor thereto which occurs by reason of (i) such individual's involuntary dismissal or discharge by the Company or the successor thereto for reasons other than the commission of any act of fraud, embezzlement or dishonesty by the grantee, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Company or its successor, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Company, or its successor in a material manner, or (ii) such individual's voluntary resignation, in either case following: (a) a change in his or her position with the Company or the successor thereto which materially reduces his or her level of responsibility, (b) a reduction in his or her level of compensation (including base salary, significant fringe benefits and the target level of any non-discretionary and objective-standard incentive payment or bonus award) by more than 10% in the aggregate, or (c) a relocation of such individual's place of employment by more than 50 miles, only if such change, reduction or relocation is effected by the Company or the successor thereto without the individual's consent, the individual provides a notice of termination in accordance with the terms set forth in the 2011 Plan, the Company fails to cure the change, reduction or relocation cited in the notice of termination and the individual terminates employment within 30 days after the end of the cure period.

        With respect to Stock Options granted to non-employee directors, upon the occurrence of a Corporate Transaction or upon Involuntary Termination of a non-employee director within 36 months following a Change in Control, each Stock Option of such non-employee director will automatically accelerate and become fully exercisable and will remain exercisable until the expiration of the option term or earlier surrender of such Stock Option.

        The foregoing provisions do not serve to limit the Compensation Committee's ability to take other actions with respect to outstanding Stock Options and Stock Awards, including acceleration of exercisability or vesting, under its broad discretionary authority under the 2011 Plan.

        Option and Stock Award Information.    As of March 18, 2011, Stock Awards representing an aggregate of 3,000,400 shares of common stock (net of cancellations) had been awarded under the 2011 Plan, of which 708,538 remain subject to restrictions under the 2011 Plan, and Stock Options to purchase an aggregate of 16,317,168 shares of common stock (net of cancellations) had been granted under the 2011 Plan, of which 7,509,857 were outstanding. If the amendment to the 2011 Plan to increase the number of shares authorized to be issued under the 2011 Plan is approved, the total number of shares of common stock that may be issued under the 2011 Plan will be 17,450,000 shares, of which 2,294,782 shares will be available for issuance under the 2011 Plan.

        New Plan Benefits.    No grants have been made under the 2011 Plan that are subject to stockholder approval at the Annual Meeting. The following table shows the stock options that will be granted to our non-employee directors on the date of the Annual Meeting assuming each director's re-election at the Annual Meeting. Other than these grants, it is not possible at present to predict the number of grants that will be made or who will receive any such grants under the 2011 Plan after the Annual Meeting.

Non-Employee Director	Dollar Value	Number of Units
William P. Egan	*	15,000
Martyn D. Greenacre	*	15,000
Charles J. Homcy, M.D.	*	15,000
Vaughn M. Kailian	*	15,000
Kevin E. Moley	*	15,000
Charles A. Sanders, M.D.	*	15,000
Gail R. Wilensky, Ph.D.	*	15,000
Dennis L. Winger	*	15,000

*
Fair market value to be calculated on date of grant

        The closing price of the Company's common stock on March 18, 2011 was $ 55.92 per share.

        Federal Income Tax Consequences.    The following is a brief description of the U.S. federal income tax consequences generally arising with respect to grants that may be awarded under the 2011 Plan. This discussion is intended for the information of the stockholders considering how to vote at the Annual Meeting and not as tax guidance to individuals who participate in the 2011 Plan.

        The grant of an ISO or NQSO will create no tax consequence for the grantee or the Company. A grantee will not recognize taxable income upon exercising an ISO (except that the alternative minimum tax may apply), and the Company will receive no deduction at that time. Upon exercising an NQSO, the grantee must generally recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares received. The Company generally will be entitled to a deduction equal to the amount recognized as ordinary income by the grantee.

        A grantee's disposition of shares acquired upon the exercise of an option generally will result in capital gain or loss measured by the difference between the sale price and the grantee's tax basis in such shares (the exercise price of the option in the case of shares acquired by exercise of an ISO and held for the applicable ISO holding periods). Generally, there will be no tax consequence to the Company in connection with a disposition of shares acquired under an option, except that the Company will be entitled to a deduction (and the grantee will recognize ordinary income) if shares acquired upon exercise of an ISO are disposed of before the applicable ISO holding periods are satisfied.

        With respect to grants of Stock Awards under the 2011 Plan that are either not restricted as to transferability or not subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received less any amounts paid for the shares. The Company generally will be entitled to a deduction for the same amount. With respect to Stock Awards involving shares that are restricted as to transferability and subject to a substantial risk of forfeiture, the grantee must generally recognize ordinary income equal to the fair market value of the shares received at the time that the shares become transferable or not subject to a substantial risk of forfeiture, whichever occurs earlier. The Company generally will be entitled to a deduction in an amount equal to the ordinary income recognized by the grantee. In certain circumstances, a grantee may elect to be taxed at the time of receipt of the grant of such restricted shares rather than upon the lapse of the restriction on transferability or the substantial risk of forfeiture, but if the grantee subsequently forfeits the shares, the grantee would not be entitled to any tax deduction, including a capital loss, for the value of the shares on which the grantee previously paid tax. Such election must be made and filed with the Internal Revenue Service within thirty (30) days after the date of the grant.

        Section 162(m) of the Code generally disallows a public corporation's tax deduction for compensation paid to its principal executive officer and any of its three other most highly compensated executive officers (other than its principal executive officer and principal financial officer) in excess of $1,000,000 in any year. Compensation that qualifies as "qualified performance-based compensation" is excluded from the $1,000,000 deductibility cap, and therefore remains fully deductible by the corporation that pays it. The Company intends that Stock Options granted under the 2011 Plan by the Compensation Committee will qualify as "qualified performance-based compensation." At the Company's 2008 Annual Meeting of Stockholders, an amendment to the 2011 Plan was approved allowing for Stock Awards granted under the 2011 Plan to be granted as qualified performance-based compensation, but will only qualify as qualified performance-based compensation when the Compensation Committee conditions such grants on the achievement of specific performance goals in accordance with the requirements of Section 162(m) of the Code.

Securities Authorized for Issuance under Equity Compensation Plans

        The following table gives information about the common stock that may be issued upon the exercise of options, warrants and rights under all of the Company's existing equity compensation plans as of December 31, 2010, the 2011 Plan and the 2000 Plan.

Equity Compensation Plan Information

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	(c) Number of Securities Remaining Available for Future Issuance (Excludes Securities Reflected in Column(a))(1)
Equity compensation plans approved by stockholders	7,536,241	(2)	$63.10	1,193,407
Equity compensation plans not approved by stockholders(3)	819,629		$64.92	—

Total	8,355,870	(4)	$63.28	1,193,407	(5)

(1)
The 2011 Plan permits our Board of Directors or the Compensation Committee to award stock options to participants. Up to 247,850 of the shares remaining available for issuance under equity compensation plans approved by stockholders may be issued as restricted stock units. Restricted stock unit awards are not permitted to be made under the terms of the 2000 Plan.

(2)
Includes awards covering 739,488 shares of unvested restricted stock units that are outstanding under the 2011 Plan.

(3)
Issued under the 2000 Plan, which does not require the approval of, and has not been approved by, Cephalon stockholders.

(4)
As of March 18, 2011, there were 7,509,857 options outstanding with a weighted average price of $63.21 and a remaining term of 5.82 years. Additionally, there were 708,538 shares of unvested restricted stock units outstanding.

(5)
Does not include 1,000,000 additional shares of common stock that would be available for issuance if this Proposal 2 is approved. As of March 18, 2011, there were 1,294,782 shares available for future grant. If the amendment to the 2011 Plan to increase the number of shares authorized to be issued is included, then 2,294,782 shares will be available for future grant, of which 700,000 can be issued as restricted stock awards.

2000 Equity Compensation Plan for Employees and Key Advisors

        On December 13, 2000, our Board of Directors adopted the 2000 Plan. The 2000 Plan was amended several times since its adoption, with the most recent amendment to the 2000 Plan on July 25, 2002. The 2000 Plan provided that stock options may be granted to our employees who are not officers or directors of Cephalon and consultants and advisors who perform services for Cephalon. At the time of its initial approval, the 2000 Plan was not submitted to, nor was it required to be submitted to, our stockholders for approval. Amendments to the 2000 Plan, including amendments increasing the number of shares of common stock reserved for issuance under the 2000 Plan, also did not require approval of our stockholders. In light of changes to the NASDAQ shareholder approval requirements for stock option plans, our Board of Directors decided that it would not further increase the number of shares authorized for issuance under the 2000 Plan, but would continue to use any shares authorized for issuance under the 2000 Plan for grants until the 2000 Plan expired in December 2010.

        The purpose of the 2000 Plan was to promote our success by linking the personal interests of our non-executive employees and consultants and advisors to those of our stockholders and by providing participants with an incentive for outstanding performance. The 2000 Plan authorized the granting of "non-qualified stock options" ("NQSOs") only. The 2000 Plan was administered and interpreted by the Stock Option and Compensation Committee of the Board of Directors subject to ratification by the Board of Directors. The Stock Option and Compensation Committee determined the individuals who received a NQSO grant under the 2000 Plan, the number of shares of common stock subject to the NQSO, the period during which the NQSO became exercisable, the term of the NQSO (but not to exceed 10 years from the date of grant) and the other terms and conditions of the NQSO consistent with the terms of the 2000 Plan. All of the NQSOs that are currently outstanding under the 2000 Plan become exercisable ratably over a four-year period beginning on the date of grant and expire ten years from the date of grant. The exercise price of a NQSO granted under the 2000 Plan was determined by the Stock Option and Compensation Committee, but may not be less than the fair market value of the underlying stock on the date of grant. A grantee may exercise a NQSO granted under the 2000 Plan by delivering notice of exercise to the Stock Option and Compensation Committee and paying the exercise price (i) in cash, (ii) with approval of the Stock Option and Compensation Committee, by delivering shares of common stock already owned by the grantee and having a fair market value on the date of exercise equal to the exercise price, or through attestation to ownership of such shares, or (iii) through such other method as the Stock Option and Compensation Committee may approve. In the event of a "Corporate Transaction," (e.g., a merger in which 50% or more of the common stock is transferred to a third party), all outstanding stock options will automatically accelerate and become immediately exercisable, subject to certain limitations.

        The Board had the authority to amend or terminate the 2000 Plan at any time without stockholder approval. The 2000 Plan terminated on December 12, 2010. No amendment or termination of the 2000 Plan may adversely affect any option previously granted under the 2000 Plan without the written consent of the grantee, unless required by applicable law.

        The consequences described above under the description of the 2011 Plan with respect to "Corporate Transactions/ Change in Control of the Company" also apply to outstanding NQSOs under the 2000 Plan in the event of a Corporate Transaction or Change in Control.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 2 TO
APPROVE THE AMENDMENT AND RESTATEMENT OF THE 2011 EQUITY COMPENSATION PLAN.

PROPOSAL 3—RATIFICATION OF APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2011

        The Board, on the recommendation of the Audit Committee, has reappointed PwC as the Company's independent registered public accountants (the "independent auditors") for the year ending December 31, 2011, and has further directed that management submit the selection of PwC as independent registered public accountants for ratification by the stockholders at the Annual Meeting. Stockholder ratification of the selection of PwC as the Company's independent auditors is not required by Cephalon's bylaws, Delaware corporate law or otherwise. The Board has elected to seek such ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection of PwC as independent auditors, the Board will reconsider whether to retain that firm for fiscal year 2011.

        PwC has audited the Company's financial statements since their appointment in June 2002. Representatives of PwC are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

        The following table sets forth the aggregate fees billed by PwC to the Company for:

	2010	2009
Audit fees(1)	$2,673,700	$2,517,679
Audit-Related fees(2)	277,825	568,223
Tax fees(3)	1,845,600	580,724
All other fees(4)	31,268	—

TOTAL	$4,828,393	$3,666,626

(1)
Fees for professional services performed by PwC for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q filings, and services that are normally provided in connection with statutory regulatory filings or engagements.

(2)
Fees for assurance and related services performed by PwC that are reasonably related to the performance of the audit or review of the Company's financial statements. This primarily includes: due diligence work; royalty audits; attestations by PwC that are not required by statute or regulation; and advice on financial accounting/reporting standards.

(3)
Fees for professional services performed by PwC with respect to tax compliance ($375,866 in 2010 and $158,371 in 2009) and tax advice ($1,469,734 for 2010 and $422,353 in 2009). This includes preparation of original and amended tax returns for the Company and its consolidated subsidiaries; transfer pricing assistance, and general tax advice. In 2010, this included fees relating to the acquisition of Mepha AG and the tax restructuring of our European subsidiaries.

(4)
Fees for other permissible work performed by PwC that does not meet the above category descriptions.

        The Audit Committee's policy is to pre-approve the engagement of PwC to render all audit and tax-related services for the Company, as well as any changes to the terms of the engagement. The Audit Committee also will pre-approve all non-audit related services proposed to the provided by the Company's independent registered public accounting firm. The Audit Committee reviews the terms and description of, and budget for, the engagement. The request for services must be specific as to the particular services to be provided. Requests are aggregated and submitted to the Audit Committee in one of the following ways: requesting approval of services at a meeting of the Audit Committee, through a written consent or by a designated member of the Audit Committee. All services performed by PwC in 2010 were pre-approved by the Audit Committee in accordance with the Audit and Non-Audit Pre-Approval Policy.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 3 TO RATIFY THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2011

PROPOSAL 4—ADVISORY VOTE ON EXECUTIVE COMPENSATION

        The Board is committed to excellence in governance and recognizes the interest stockholders have expressed in executive compensation. As a part of that commitment, and pursuant to new SEC rules applicable to this annual meeting, we are asking our stockholders to cast an advisory vote on our executive compensation as described under "Compensation of Executive Officers and Directors Compensation Discussion and Analysis" and the tabular and narrative disclosure regarding named executive officer compensation in this proxy statement (see pages 15 to 36). The proposal, commonly known as a "say on pay" proposal, gives stockholders an opportunity to express their views on the Company's executive compensation.

        Because the vote is advisory, it will not be binding on the Board. However, the Board and the Compensation Committee will review the voting results and, to the extent there is any significant negative say on pay vote, we will consult directly with stockholders to better understand the concerns that influenced the vote. The Board and Compensation Committee will consider constructive feedback obtained through this process in making future decisions about executive compensation programs.

        As described in the Compensation Discussion and Analysis section of this proxy statement, the fundamental principle of the Company's executive compensation program is to provide pay that reflects performance and that is aligned with the interests of stockholders. We believe this is best achieved through the following pay policies:

  •
  placing greater weight on variable, at-risk compensation tied to an appropriate balance of near-term and long-term objectives than on fixed compensation;

  •
  designing the program to attract and retain talented executives who can contribute to the Company's long-term success by providing compensation packages and perquisites that are competitive but fair;

  •
  incorporating into our executive compensation performance criteria that support and reward achievement of our annual operating plan and long-term business goals;

  •
  delivering total compensation that is generally at the 50th percentile of the total compensation delivered by comparable publicly-traded biotechnology and pharmaceutical companies with which we compete for executive talent;

  •
  providing executives with an opportunity to exceed the 50th percentile level of total compensation for achievement of key strategic initiatives and superior operational performance;

  •
  providing a mix of equity and cash compensation to better align the interests of our executives with the short- and long-term interests of our stockholders;

  •
  delivering the majority of compensation in the form of equity so compensation paid to executives correlates with the creation of long-term value for our stockholders as measured by stock price appreciation;

  •
  eliminating tax reimbursement payments (known as "tax gross-ups") on both perquisites received by executive officers and excise taxes that may become due upon a change in control for participants in the Company's severance plan; and

  •
  incorporating into our pay program design features that mitigate the likelihood of inducing excessive risk-taking behavior, including caps on payout levels under our short-term incentive plans.

        The Board of Directors recommends that stockholders vote "FOR" approval, on an advisory basis, of the following resolution:

  RESOLVED, that the holders of the Company's common stock approve the compensation of the Company's executive officers named in the Summary Compensation Table, as disclosed in the Company's 2011 proxy statement pursuant to the compensation disclosure rules of the SEC (which disclosure includes the Compensation Discussion and Analysis, the Executive Compensation tables and the related footnotes and narrative following the tables).

        As indicated above, the stockholder vote on this resolution will not be binding on the Board, and will not be construed as overruling any decision by the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 4.

PROPOSAL 5—ADVISORY VOTE REGARDING THE FREQUENCY OF VOTING ON EXECUTIVE COMPENSATION

        Pursuant to new SEC rules applicable to this annual meeting, we have included a non-binding stockholder vote regarding named executive officer compensation (see "Proposal 4—Advisory Vote on Executive Compensation") in this proxy statement. This "Say On Pay" vote may be held every one, two or three years or abstained from by stockholders. We are seeking an advisory vote from stockholders regarding the frequency of the "Say On Pay" vote. Because this vote is advisory, it will not be binding on the Board. However, the Board will review the voting results and take such results into account when determining the frequency of the "Say On Pay" vote.

        The Board recognizes the importance of receiving regular input from our stockholders on important issues such as our compensation programs. The Board also believes that a well-structured compensation program should include plans that drive creation of stockholder value over the long term. Accordingly, as indicated below, the Board recommends that you vote in favor of a biennial advisory vote on our compensation programs. The Board's recommendation is based on a number of considerations, including the following:

  •
  an advisory vote on executive compensation every other year represents an appropriate balance between receiving stockholder input and the need for stability and continuity with respect to corporate policies;

  •
  a two-year vote cycle gives the Board and the Compensation Committee sufficient time to thoughtfully respond to stockholder's sentiments and to implement any necessary changes to executive compensation policies and procedures; and

  •
  the Board will continue to engage with stockholders on executive compensation during the period between stockholder votes. As mentioned in the "Governance of the Company" section of this Proxy Statement, stockholders may communicate directly with the Board of Directors, including on issues of executive compensation, by sending communications to the Secretary of the Company, who will forward relevant communications to members of the Board.

        Stockholders may cast their vote on their preferred voting frequency by choosing the option of one year, two years, three years or abstain from voting when voting with respect to this Proposal 5.

        The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on executive compensation that has been selected by stockholders. However, as indicated above, the stockholder vote on the frequency of nonbinding stockholder votes to approve executive compensation will not be binding on the Board, and will not be construed as overruling any decision by the Board.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE OPTION OF ONCE EVERY TWO YEARS AS THE FREQUENCY WITH WHICH STOCKHOLDERS ARE PROVIDED AN ADVISORY VOTE ON EXECUTIVE COMPENSATION.

 OTHER MATTERS

        The Board is not aware of any matters not set forth herein that may come before the meeting. If, however, further business properly comes before the meeting in accordance with the Company's bylaws, the persons named in the proxies will vote the shares represented thereby in accordance with their judgment on such matters. The chairman of the meeting may refuse to allow the transaction of any business not presented, or to acknowledge the nomination of any person not made, in compliance with the foregoing procedures.

ADDITIONAL INFORMATION

"Householding" of Proxy Materials

        Cephalon has adopted a method of delivery for its proxy materials called "householding." Under this method, the Company delivers only one copy of the proxy materials to one or more stockholders who share the same last name and address (and who have chosen not to participate in electronic delivery), unless such stockholders have notified the Company that they wish to continue to receive multiple copies. Cephalon adopted the householding method to reduce the amount of duplicative material that its stockholders receive and to lower printing and mailing costs. Householding is in effect for the 2011 Annual Meeting of Stockholders and will remain in effect for all future Annual Meetings. If you are currently a stockholder sharing an address with another stockholder and wish to receive only one copy of future Proxy materials for your household, please contact the Company in writing or by calling the Company's Investor Relations at 610-883-5894.

        If you are a registered stockholder who previously received multiple copies and wish to continue to receive multiple copies of the Company's proxy materials at the same address, additional copies will be provided promptly to you upon request. You may request multiple copies by notifying the Company in writing or verbally that you wish to opt out of the householding program at Investor Relations, Cephalon, Inc., 41 Moores Road, Frazer, Pennsylvania 19355, (610) 738-6376. You may opt out of householding at any time prior to 30 days prior to the mailing of proxy materials in April of each year. If you own the Company's common stock in nominee name (such as through a broker), please notify your broker if you wish to continue to receive multiple copies of the proxy materials.

Proxy Solicitation Costs

        Cephalon pays all of the costs of preparing, mailing and soliciting proxies. In addition to the use of the mails, proxies may be solicited by telephone by officers, directors and a small number of regular employees of the Company who will not be specially compensated for such services. The Company also has requested banks, brokers and other custodians, nominees and fiduciaries to solicit proxies from beneficial owners, where appropriate, and will reimburse such persons for reasonable expenses incurred in that regard.

Advance Notice Provisions

        Under Section 2.10 of the Company's bylaws, no business may be brought before an Annual Meeting unless it is specified in the notice of the meeting or is otherwise brought before the meeting at the direction of the Board or by a stockholder entitled to vote who has delivered written notice to the Secretary of the Company not earlier than the close of business on January 11, 2012 nor later than the close of business on February 10, 2012. In addition, any stockholder who wishes to submit a nomination to the Board must deliver written notice of the nomination within this time period and comply with the information requirements in the bylaws relating to stockholder nominations. See "Governance of the Company—How does the Board select nominees for the Board?" for additional information about stockholder nominations. These requirements are separate from and in addition to requirements that a stockholder must meet in order to have a stockholder proposal included in the Company's Proxy Statement.

Stockholder Proposals for the 2012 Annual Meeting

        Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders in 2012 may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be received by the Secretary of the Company at its corporate offices at 41 Moores Road, Frazer, PA 19355, no later than November 24, 2011.

Annual Report on Form 10-K

        The Company will furnish without charge to each person whose proxy is being solicited, upon the request of such person, a paper copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2010, including the financial statements and schedules thereto, but excluding exhibits. To requests a copy of such report please see instructions on the Notice of Internet Access or contact our Investor Relations, Cephalon, Inc., 41 Moores Road, Frazer, Pennsylvania 19355, (610) 738-6376. The Annual Report on Form 10-K accompanies this Proxy Statement, but does not constitute a part of this Proxy Statement.

By Order of the Board of Directors,
GERALD J. PAPPERT Secretary

Frazer, Pennsylvania
March 25, 2011

 Attachment 1

CEPHALON, INC.

2011 EQUITY COMPENSATION PLAN

(As Amended and Restated, Effective as of February 1, 2011)

        The purpose of the Cephalon, Inc. 2011 Equity Compensation Plan (the "Plan") is to provide (i) designated employees of Cephalon, Inc. (the "Company") and its subsidiaries, (ii) certain consultants and advisors who perform valuable services for the Company or its subsidiaries and (iii) non-employee members of the Board of Directors of the Company (the "Board"), with the opportunity to receive grants of incentive stock options, nonqualified stock options and stock awards, as set forth herein. The Company believes that the Plan will encourage the participants to contribute materially to the growth of the Company, thereby benefiting the Company's stockholders, and will align the economic interests of the participants with those of the stockholders. The Plan has been amended and restated as of February 1, 2011, subject to stockholder approval of the Plan. The amended and restated Plan applies to all Grants (as defined in Section 2) made on or after the date that the stockholders approve the amended and restated Plan (the "2011 Restatement Date").

        1.    Administration

        (a)    Committee.    The Plan shall be administered by a committee, which may consist of "outside directors" as defined under section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), and related Treasury regulations and "non-employee directors" as defined under Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). However, the Board may ratify or approve any grants as it deems appropriate.

        (b)    Committee Authority.    The Committee shall have the sole authority to (i) determine the individuals to whom grants shall be made under the Plan, (ii) determine the type, size and terms of the grants to be made to each such individual, (iii) determine the time when the grants will be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, (iv) amend the terms of any previously issued grant, so long as no previously granted option is repriced, replaced, or regranted through cancellation, or by lowering the option exercise price of a previously granted option, unless the stockholders of the Company provide prior approval, and (v) deal with any other matters arising under the Plan.

        (c)    Committee Determinations.    The Committee shall have full power and authority to administer and interpret the Plan, to make factual determinations and to adopt or amend such rules, regulations, agreements and instruments for implementing the Plan and for the conduct of its business as it deems necessary or advisable, in its sole discretion. The Committee's interpretations of the Plan and all determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all persons having any interest in the Plan or in any awards granted hereunder. All powers of the Committee shall be executed in its sole discretion, in the best interest of the Company, not as a fiduciary, and in keeping with the objectives of the Plan and need not be uniform as to similarly situated individuals.

        2.    Grants

        Awards under the Plan may consist of grants of incentive stock options as described in Section 5 ("Incentive Stock Options"), nonqualified stock options as described in Section 5 ("Nonqualified Stock Options") (Incentive Stock Options and Nonqualified Stock Options are collectively referred to as "Options") and stock awards as described in Section 7 ("Stock Awards") (hereinafter collectively referred to as "Grants"). All Grants shall be subject to the terms and conditions set forth herein and to such other terms and conditions consistent with this Plan as the Committee deems appropriate and as

1

are specified in writing by the Committee to the individual in a grant instrument or an amendment to the grant instrument (the "Grant Instrument"). The Committee shall approve the form and provisions of each Grant Instrument. Grants under a particular Section of the Plan need not be uniform as among the grantees.

        3.    Shares Subject to the Plan

        (a)    Shares Limits.

          (1)    Shares Authorized.    Subject to adjustment as described below, the aggregate number of shares of common stock of the Company ("Company Stock") that may be issued or transferred under the Plan is 17,450,000 shares; provided, however, that after May 10, 2011, no more than 700,000 shares of Company Stock may be issued pursuant to Stock Awards that are granted under the Plan after such date.

          (2)    Annual Individual Maximum.    The maximum aggregate number of shares of Company Stock that shall be subject to Grants made under the Plan to any individual during any calendar year shall not exceed 500,000 shares, subject to adjustment as described below.

          (3)    Source of Shares for Issuance.    Shares issuable pursuant to the exercise of Options and the grant or payment of Stock Awards may be delivered out of the authorized but unissued shares of Company Stock or reacquired shares of Company Stock, including shares purchased by the Company on the open market for purposes of the Plan.

          (4)    Share Counting.    For administrative purposes, when the Committee makes a Grant payable in Company Stock, the Committee shall reserve shares of Company Stock equal to the maximum number of shares of Company Stock that may be payable under the Grant. If and to the extent Options granted under the Plan terminate, expire, or are canceled, forfeited, exchanged or surrendered without having been exercised or if any Stock Awards are forfeited or terminated, or otherwise are not paid in full, the shares subject to such Grants which have not been issued shall again be available for purposes of the Plan. Shares of Company Stock withheld in payment of the Exercise Price (as defined in Section 5) of an Option or withheld for purposes of satisfying tax withholding obligations with respect to Grants under the Plan shall not be available for re-issuance or transfer under the Plan. To the extent that any Grants are paid in cash and not shares of Company Stock, such Grants shall not count against the share limits in subsection (1) above. The preceding sentences of this Section shall apply only for purposes of determining the aggregate number of shares of Company Stock subject to Grants but shall not apply for purposes of determining the maximum number of shares of Company Stock with respect to which Grants may be granted to any individual participant under the Plan. For the avoidance of doubt, if shares of Company Stock are repurchased on the open market with the proceeds of the Exercise Price of Options, such shares may not again be made available for issuance under the Plan.

        (b)    Adjustments.    If there is any change in the number or kind of shares of Company Stock outstanding (i) by reason of a stock dividend, spinoff, recapitalization, stock split, or combination or exchange of shares, (ii) by reason of a merger, reorganization or consolidation, (iii) by reason of a reclassification or change in par value, or (iv) by reason of any other extraordinary or unusual event affecting the outstanding Company Stock as a class without the Company's receipt of consideration, or if the value of outstanding shares of Company Stock is substantially reduced as a result of a spinoff or the Company's payment of an extraordinary dividend or distribution, the maximum number of shares of Company Stock available for Grants, the maximum number of shares of Company Stock that any individual participating in the Plan may be granted as Options or Stock Awards in any year, the number of shares covered by outstanding Grants, the kind of shares issued under the Plan, and the price per share of such Grants shall be equitably adjusted by the Committee, in such manner as the Committee deems appropriate, to reflect any increase or decrease in the number of, or change in the

2

kind or value of, the issued shares of Company Stock to preclude, to the extent practicable, the enlargement or dilution of rights and benefits under the Plan and such outstanding Grants; provided, however, that any fractional shares resulting from such adjustment shall be eliminated. In addition, in the event of a Change in Control (as defined in Section 11) or Corporate Transaction (as defined in Section 11), the provisions of Section 11 shall apply. Any adjustments to outstanding Grants shall be consistent with section 409A or 422 of the Code, to the extent applicable. Any adjustments determined by the Committee shall be final, binding and conclusive.

        4.    Eligibility for Participation

        (a)    Eligible Persons.    All employees of the Company and its subsidiaries ("Employees"), including Employees who are officers or members of the Board, and members of the Board who are not Employees ("Non-Employee Directors") shall be eligible to participate in the Plan. Consultants and advisors who perform services for the Company or any of its subsidiaries ("Key Advisors") shall be eligible to participate in the Plan if the Key Advisors render bona fide services to the Company or its subsidiaries, the services are not in connection with the offer and sale of securities in a capital-raising transaction, and the Key Advisors do not directly or indirectly promote or maintain a market for the Company's securities.

        (b)    Selection of Grantees.    The Committee shall select the Employees, Non-Employee Directors and Key Advisors to receive Grants and shall determine the number of shares of Company Stock subject to a particular Grant in such manner as the Committee determines. Employees, Key Advisors and Non-Employee Directors who receive Grants under this Plan shall hereinafter be referred to as "Grantees."

        (c)    Prospective Employees, Non-Employee Directors and Key Advisors.    Options and Stock Awards may be granted to a prospective Employee, Non-Employee Director or Key Advisor conditioned upon, and the date of grant shall be no earlier than, the date such person becomes an Employee, Non-Employee Director or Key Advisor.

        5.    Granting of Options

        (a)    Number of Shares.    Subject to the limitations set forth in Section 3, the Committee shall determine the number of shares of Company Stock that will be subject to each Grant of Options to Employees, Non-Employee Directors and Key Advisors.

        (b)    Type of Option and Price.

            (i)  The Committee may grant Incentive Stock Options that are intended to qualify as "incentive stock options" within the meaning of section 422 of the Code or Nonqualified Stock Options that are not intended so to qualify or any combination of Incentive Stock Options and Nonqualified Stock Options, all in accordance with the terms and conditions set forth herein. Incentive Stock Options may be granted only to Employees. Nonqualified Stock Options may be granted to Employees, Non-Employee Directors and Key Advisors.

           (ii)  The purchase price (the "Exercise Price") of Company Stock subject to an Option shall be determined by the Committee and may be equal to or greater than the Fair Market Value (as defined below) of a share of Company Stock on the date the Option is granted; provided, however, that an Incentive Stock Option may not be granted to an Employee who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any parent or subsidiary of the Company, unless the Exercise Price per share is not less than one hundred ten percent (110%) of the Fair Market Value of Company Stock on the date of grant.

          (iii)  If the Company Stock is publicly traded, then the Fair Market Value per share shall be determined as follows: (x) if the principal trading market for the Company Stock is a national

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  securities exchange, the last reported sale price thereof during regular trading hours on the relevant date or (if there were no trades on that date) the latest preceding date upon which a sale was reported, or (y) if the Company Stock is not principally traded on such exchange or market, the mean between the last reported "bid" and "asked" prices of Company Stock on the relevant date, as reported by the National Daily Quotation Bureau, Inc. or as reported in a customary financial reporting service, as applicable and as the Committee determines. If the Company Stock is not publicly traded or, if publicly traded, is not subject to reported transactions or "bid" or "asked" quotations as set forth above, the Fair Market Value per share shall be as determined by the Committee.

        (c)    Option Term.    The Committee shall determine the term of each Option. The term of any Option shall not exceed ten (10) years from the date of grant. However, an Incentive Stock Option that is granted to an Employee who, at the time of grant, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, or any parent or subsidiary of the Company, may not have a term that exceeds five (5) years from the date of grant.

        (d)    Exercisability of Options.    Options shall become exercisable in accordance with such terms and conditions, consistent with the Plan, as may be determined by the Committee and specified in the Grant Instrument. The Committee may impose such additional restrictions or conditions on the exercisability of Options or on the shares of Company Stock issuable upon exercise of the Options as it shall determine and specify in the Grant Instrument. The Committee may accelerate the exercisability of any or all outstanding Options at any time for any reason.

        (e)    Exercise of Options.    A Grantee may exercise an Option that has become exercisable, in whole or in part, by delivering a notice of exercise to the Company. The Grantee shall pay the Exercise Price for an Option as specified by the Committee (x) in cash or by check, (y) with the approval of the Committee, by withholding shares of Company Stock subject to the Option, by delivering shares of Company Stock owned by the Grantee or by attestation (on a form prescribed by the Committee) to ownership of shares of Company Stock (in each case, such shares of Company Stock shall have an aggregate Fair Market Value on the date of exercise equal to the Exercise Price), or (z) to the extent permitted by applicable law, by such other method as the Committee may approve. Shares of Company Stock used to exercise an Option shall have been held by the Grantee for the requisite period of time to avoid adverse accounting consequences to the Company with respect to the Option. The Grantee shall pay the Exercise Price and the amount of any withholding tax due (pursuant to Section 9) as specified by the Committee.

        (f)    Limits on Incentive Stock Options.    Each Incentive Stock Option shall provide that, if the aggregate Fair Market Value of the stock on the date of the grant with respect to which Incentive Stock Options are exercisable for the first time by a Grantee during any calendar year, under the Plan or any other stock option plan of the Company or a parent or subsidiary, within the meaning of section 424(f) of the Code, exceeds $100,000, then the Option, as to the excess, shall be treated as a Nonqualified Stock Option. An Incentive Stock Option shall not be granted to any person who is not an Employee of the Company or a parent or subsidiary.

        6.    Grants to Non-Employee Directors

        Unless otherwise determined by the Board, a Non-Employee Director shall be entitled to receive Nonqualified Stock Options in accordance with this Section 6.

        (a)    Initial Grant.    Each Non-Employee Director who first becomes a member of the Board will receive a grant of a Nonqualified Stock Option to purchase 15,000 shares of Company Stock, immediately upon his or her becoming a member of the Board, according to such terms as the Board, in its sole discretion, may deem appropriate.

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        (b)    Annual Grants.    On each date that the Company holds its annual meeting of stockholders each Non-Employee Director in office immediately after the annual election of directors (including any directors first elected at such meeting) will receive a grant of a Nonqualified Stock Option to purchase 15,000 shares of Company Stock according to such terms as the Board, in its sole discretion, may deem appropriate. The date of grant of such annual Grants shall be the date of such annual meeting of stockholders.

        (c)    Discretionary Grants.    In addition to the grants provided under subsections 6(a) and 6(b), Non-Employee Directors shall be eligible to receive grants of Nonqualified Stock Options and Stock Award under the Plan at such times, in such amounts and according to such terms as the Board, in its sole discretion, may deem appropriate.

        (d)    Acceleration.    Upon the occurrence of a Corporate Transaction or upon Involuntary Termination (as defined in Section 11) of a director within thirty-six (36) months following a Change in Control, each Nonqualified Stock Option of such director shall automatically accelerate and become fully exercisable as to all shares subject to such Option and shall remain exercisable until the expiration of the Option term or earlier surrender of such Option.

        (e)   Except as otherwise provided in this Section 6, the Nonqualified Stock Options granted to Non-Employee Directors shall be subject to the provisions of this Plan applicable to Nonqualified Stock Options granted to other persons.

        7.    Stock Awards

        The Committee may issue or transfer shares of Company Stock to an Employee, a Non-Employee Director or a Key Advisor under a Stock Award, upon such terms as the Committee deems appropriate. The following provisions are applicable to Stock Awards:

        (a)    General Requirements.    Shares of Company Stock issued or transferred pursuant to Stock Awards may be issued or transferred for such cash consideration, if any, and subject to such restrictions, if any, as determined by the Committee. The Committee may establish conditions under which restrictions on Stock Awards shall lapse over a period of time or according to such other criteria as the Committee deems appropriate. The period of time during which the Stock Award will remain subject to restrictions will be designated in the Grant Instrument as the "Restriction Period."

        (b)    Number of Shares.    Subject to the limitations set forth in Section 3, the Committee shall determine the number of shares of Company Stock to be issued or transferred pursuant to, or subject to, a Stock Award and the restrictions applicable to such shares.

        (c)    Requirement of Employment or Service.    If the Grantee ceases to be employed by, or provide service to, the Company or any of its subsidiaries or any other entity owned or controlled by the Company, during a period designated in the Grant Instrument as the Restriction Period, or if other specified conditions are not met, the Stock Award shall terminate as to all shares covered by the award as to which the restrictions have not lapsed, and the Stock Award, and those shares of Company Stock, shall be immediately forfeited and returned to the Company. The Committee may, however, provide for complete or partial exceptions to this requirement as it deems appropriate.

        (d)    Stock Awards in the Form of Stock Units.    The Committee may grant a Stock Award to an Employee, a Non-Employee Director or a Key Advisor in the form of a stock unit that represents the right of the Grantee to receive shares of Company Stock or a cash amount based on the Fair Market Value of shares of Company Stock, as determined by the Committee. Stock Awards that are granted in the form of stock units shall be paid in shares of Company Stock or in cash, or in a combination of the two, as determined by the Committee, and shall be subject to such terms and conditions as are determined by the Committee and set forth in the applicable Grant Instrument.

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        (e)    Restrictions on Transfer and Legend on Stock Certificate.    During the Restriction Period, a Grantee may not sell, assign, transfer, pledge or otherwise dispose of the shares of the Stock Award except to a Successor Grantee under subsection 10(a). Each certificate for Stock Awards shall contain a legend giving appropriate notice of the restrictions in the Grant. The Grantee shall be entitled to have the legend removed from the stock certificate covering the shares subject to restrictions when all restrictions on such shares have lapsed. The Committee may determine that the Company will not issue certificates for Stock Awards until all restrictions on such shares have lapsed, or that the Company will retain possession of certificates for Stock Awards until all restrictions on such shares have lapsed.

        (f)    Right to Vote and to Receive Dividends.    Except as otherwise determined by the Committee and specified in the Grant Instrument, during the Restriction Period, the Grantee shall not have the right to vote shares subject to Stock Awards or to receive any dividends or other distributions paid on such shares, until all restrictions on such shares have lapsed. With respect to Stock Awards in the form of stock units, the Committee may grant dividend equivalents ("Dividend Equivalents") that give the Grantee the right to receive an amount determined by multiplying the number of stock units subject to a Stock Award by the per-share dividend paid by the Company on Company Stock, under such terms and conditions as the Committee deems appropriate. Dividend Equivalents may be payable in cash or shares of Company Stock or in a combination of the two, as determined by the Committee. The Committee may provide that Dividend Equivalents shall be payable based on the achievement of specific performance goals. Any Dividend Equivalents with respect to performance-based stock units shall vest and be paid only if and to the extent the underlying stock units vest and are paid, unless otherwise determined by the Committee.

        (g)    Lapse of Restrictions.    All restrictions imposed on Stock Awards shall lapse upon the expiration of the applicable Restriction Period and the satisfaction of all conditions imposed by the Committee. The Committee may determine, as to any or all Stock Awards, that the restrictions shall lapse without regard to any Restriction Period.

        8.    Qualified Performance-Based Compensation.    The Committee may determine that Stock Awards granted to an Employee shall be considered "qualified performance-based compensation" under section 162(m) of the Code. The following provisions shall apply to Grants of Stock Awards that are to be considered "qualified performance-based compensation" under section 162(m) of the Code:

        (a)    Performance Goals.

            (i)  When Stock Awards that are to be considered "qualified performance-based compensation" are granted, the Committee shall establish in writing (A) the objective performance goals that must be met, (B) the performance period during which the performance will be measured, (C) the threshold, target and maximum amounts that may be paid if the performance goals are met, and (D) any other conditions that the Committee deems appropriate and consistent with the Plan and section 162(m) of the Code.

           (ii)  The business criteria may relate to the Grantee's business unit or the performance of the Company and its parents and subsidiaries as a whole, or any combination of the foregoing. The Committee shall use objectively determinable performance goals based on one or more of the following criteria: stock price, earnings per share, net earnings, operating earnings, earnings before income taxes, EBITDA (earnings before income tax expense, interest expense, and depreciation and amortization expense), return on assets, stockholder return, return on equity, growth in assets, unit volume, sales or market share, or strategic business criteria consisting of one or more objectives based on meeting specified revenue goals, market penetration goals, geographic business expansion goals, cost targets or goals relating to acquisitions or divestitures.

        (b)    Establishment of Goals.    The Committee shall establish the performance goals in writing either before the beginning of the performance period or during a period ending no later than the

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earlier of (i) ninety (90) days after the beginning of the performance period or (ii) the date on which twenty-five percent (25%) of the performance period has been completed, or such other date as may be required or permitted under applicable regulations under section 162(m) of the Code. The performance goals shall satisfy the requirements for "qualified performance-based compensation," including the requirement that the achievement of the goals be substantially uncertain at the time they are established and that the goals be established in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goals have been met. The Committee shall not have discretion to increase the amount of compensation that is payable upon achievement of the designated performance goals.

        (c)    Announcement of Grants.    The Committee shall certify and announce the results for each performance period to all Grantees after the announcement of the Company's financial results for the performance period. If and to the extent that the Committee does not certify that the performance goals have been met, the grants of Stock Awards for the performance period shall be forfeited or shall not be made, as applicable.

        (d)    Death, Disability or Other Circumstances.    The Committee may provide that Stock Awards shall be payable or restrictions on such Grants shall lapse, in whole or in part, in the event of the Grantee's death or Disability during the performance period, or under other circumstances consistent with the Treasury regulations and rulings under section 162(m) of the Code.

        9.    Withholding of Taxes

        (a)    Required Withholding.    All Grants under the Plan shall be subject to applicable federal (including FICA), state and local tax withholding requirements. The Company may require that the Grantee or other person receiving or exercising Grants pay to the Company the amount of any federal, state or local taxes that the Company is required to withhold with respect to such Grants, or the Company may deduct from other wages paid by the Company the amount of any withholding taxes due with respect to such Grants.

        (b)    Election to Withhold Shares.    If the Committee so permits, a Grantee may elect to satisfy the Company's income tax withholding obligation with respect to a Grant by having shares withheld up to an amount that does not exceed the Grantee's minimum applicable withholding tax rate for federal (including FICA), state and local tax liabilities. The election must be in a form and manner prescribed by the Committee and may be subject to the prior approval of the Committee. The Committee may also require such share withholding with respect to particular Grants.

        10.    Transferability of Grants

        (a)    Nontransferability of Grants.    Except as provided below, only the Grantee may exercise rights under a Grant during the Grantee's lifetime. A Grantee may not transfer those rights except by will or by the laws of descent and distribution or, with respect to Grants other than Incentive Stock Options, if permitted in any specific case by the Committee, pursuant to a domestic relations order (as defined under the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the regulations thereunder). When a Grantee dies, the personal representative or other person entitled to succeed to the rights of the Grantee ("Successor Grantee") may exercise such rights. A Successor Grantee must furnish proof satisfactory to the Company of his or her right to receive the Grant under the Grantee's will or under the applicable laws of descent and distribution.

        (b)    Transfer of Nonqualified Stock Options.    Notwithstanding the foregoing, the Committee may provide, in a Grant Instrument, that a Grantee may transfer Nonqualified Stock Options to family members, or one or more trusts or other entities for the benefit of or owned by family members, consistent with applicable securities laws, according to such terms as the Committee may determine; provided that the Grantee receives no consideration for the transfer of an Option and the transferred

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Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately before the transfer.

        11.    Certain Corporate Transactions and Changes in Control

        (a)    Change in Control.    As used in subsection 11(d) below, a "Change in Control" shall be deemed to have occurred if there is a change in ownership or control of the Company effected through the consummation of either of the following transactions:

            (i)  the direct or indirect acquisition by any person or related group of persons (other than the Company or a person that directly or indirectly controls, is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Exchange Act) of securities possessing more than thirty percent (30%) of the combined voting power of the Company's outstanding securities; or

           (ii)  a change in the composition of the Board over a period of twenty-four (24) months or less such that a majority of the Board members ceases, by reason of one or more contested elections for Board membership, to be comprised of individuals who either (x) have been Board members continuously since the beginning of such period, or (y) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (x) who were still in office at the time such election or nomination was approved by the Board.

        (b)    Corporate Transaction.    As used in subsection 11(d) below, "Corporate Transaction" shall mean the consummation of either of the following stockholder-approved transactions to which the Company is a party:

            (i)  a merger or consolidation in which securities possessing more than fifty percent (50%) of the combined voting power of the Company's outstanding securities are transferred to a person or persons different from the persons holding those securities immediately prior to such transaction, or

           (ii)  the sale, transfer or other disposition of more than seventy-five percent (75%) of the Company's assets in a single or related series of transactions.

        (c)    Involuntary Termination.    As used in subsection 11(d) below, "Involuntary Termination" shall mean the termination of the service of any Grantee of the Company or any successor thereto which occurs by reason of:

            (i)  such individual's involuntary dismissal or discharge by the Company or the successor thereto for reasons other than Misconduct (as defined below), or

           (ii)  such individual's voluntary resignation, in either case following:

            (A)  a change in his or her position with the Company or the successor thereto which materially reduces his or her level of responsibility,

            (B)  a reduction in his or her level of compensation (including base salary, significant fringe benefits and the target level of any non-discretionary and objective-standard incentive payment or bonus award) by more than ten percent (10%) in the aggregate; or

            (C)  a relocation of such individual's place of employment by more than fifty (50) miles, only if such change, reduction or relocation is effected by the Company or the successor thereto without the individual's consent.

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          With respect to this subsection 11(c)(ii), the Grantee must provide written notice of termination to the Company citing the reason for resignation within thirty (30) days after the event giving rise to the resignation. The Company shall have a period of thirty (30) days in which it may correct the act or failure to act that constitutes the grounds for resignation as set forth in the Grantee's notice of termination. If the Company does not correct the act or failure to act, the Grantee must terminate his or her employment for the reason cited in the notice of termination within thirty (30) days after the end of the cure period, in order for the termination to be considered an "Involuntary Termination" for purposes of the Plan.

        For purposes of this definition, the term "Misconduct" means the commission of any act of fraud, embezzlement or dishonesty by the Grantee, any unauthorized use or disclosure by such individual of confidential information or trade secrets of the Company or its successor, or any other intentional misconduct by such individual adversely affecting the business or affairs of the Company or its successor in a material manner. The foregoing definition shall not be deemed to be inclusive of all the acts or omissions which the Company or its successor may consider as grounds for the dismissal or discharge of any Grantee or its successor.

        (d)    Consequences of Certain Corporate Transactions and Changes in Control

            (i)  In the event of any Corporate Transaction, each Option which is at the time outstanding under this Plan and each Stock Award to which the restrictions have not lapsed shall automatically accelerate so that each such Option shall, immediately prior to the specified effective date for such Corporate Transaction, become fully exercisable with respect to the total number of shares of Company Stock at the time subject to such Option and may be exercised for all or any portion of such shares as fully-vested shares and all restrictions applicable to the Stock Award shall lapse. However, the vesting of an outstanding Grant under this Plan shall not so accelerate nor shall the restrictions so lapse if and to the extent:

            (A)  such Grant is, in connection with such Corporate Transaction, either to be assumed by the successor corporation or parent thereof or to be replaced with an option or stock award for shares of the capital stock of the successor corporation or parent thereof having comparable value and terms;

            (B)  such Grant is to be replaced with a cash incentive option or award of the successor corporation which preserves the Option spread or Stock Award value existing at the time of such Corporate Transaction and provides for subsequent payout in accordance with the same terms and conditions, including without limitation, the same vesting schedule applicable to such Grant;

            (C)  such Grant is to be replaced by a grant under another incentive program which the Committee determines is reasonably equivalent in value; or

            (D)  the acceleration of the vesting period under such Option or the lapse of restrictions with respect to such Stock Award is subject to other limitations imposed by the Committee at the time of the Grant.

          The determination of comparability under subsections 11(d)(i)(A), (B) or (C) above shall be made by the Committee, and its determination shall be final, binding and conclusive.

           (ii)  Upon a Grantee's cessation of service by reason of an Involuntary Termination within thirty-six (36) months after a Corporate Transaction in which his or her outstanding options or grants are assumed or replaced pursuant to subsection 11(d)(i)(A), (B) or (C) above, each such option or grant under subsection 11(d)(i)(A) shall automatically accelerate and become fully exercisable and all restrictions applicable to such grants shall lapse, with respect to the total number of shares of stock at the time subject to such option or grant and the cash incentive

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  program under subsection 11(d)(i)(B) or other incentive program under subsection 11(d)(i)(C) shall become fully vested. In addition, upon a Grantee's cessation of service by reason of an Involuntary Termination within thirty-six (36) months after a Change in Control, each Option shall automatically accelerate and become fully exercisable and all restrictions applicable to Stock Awards shall lapse, with respect to the total number of shares of Company Stock at the time subject to such Grant. The Option as so accelerated shall remain exercisable until the earlier of the expiration of the Option term or the expiration of the one (1)-year period measured from the date of such Involuntary Termination.

          (iii)  Immediately following the consummation of a Corporate Transaction, all outstanding Grants under this Plan shall terminate and cease to remain outstanding, except to the extent assumed by the successor corporation or its parent company.

          (iv)  Each outstanding Grant under this Plan that is assumed in connection with a Corporate Transaction shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the Grantee, upon consummation of such Corporate Transaction, had (in the case of an Option) such person exercised the Option immediately prior to such Corporate Transaction. In the case of an Option, appropriate adjustments shall also be made to the exercise price payable per share, provided the aggregate exercise price payable for such securities shall remain the same. In addition, the class and number of shares available for issuance under the Plan on both an aggregate and participant basis following the consummation of such Corporate Transaction shall be appropriately adjusted.

           (v)  The provisions of subsection 11(d)(i) shall not operate as a limitation on the Committee's discretionary authority, exercisable either at the time of the Grant or at any time while the Grant remains outstanding, to provide for the automatic acceleration of one or more outstanding Options, or the lapse of all restrictions applicable to a Stock Award upon the occurrence of any change in the Company's organization, ownership or structure not otherwise within the definition of a Corporate Transaction or a Change in Control. The Committee also shall have full power and authority to condition any such Option acceleration, restriction lapse and the termination of any outstanding repurchase rights upon the Grantee's cessation of service by reason of an Involuntary Termination within a specified period following any such event. Any Options accelerated in connection with any such event shall remain fully exercisable until the expiration or sooner termination of the Option term or the surrender or cancellation of such Option.

          (vi)  The acceleration or substitution of Grants under this Section 11 shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         (vii)  The portion of any Incentive Stock Option accelerated under this subsection 11(d) in connection with a Corporate Transaction or Change in Control intended to comply with section 424 of the Code shall remain exercisable as an incentive stock option under the Federal tax laws only to the extent the dollar limitation specified in subsection 5(f) is not exceeded. To the extent such dollar limitation is exceeded, such option shall be exercisable as a nonqualified stock option under the Federal tax laws.

        12.    Limitations on Issuance or Transfer of Shares.

        No Company Stock shall be issued or transferred in connection with any Grant hereunder unless and until all legal requirements applicable to the issuance or transfer of such Company Stock have been complied with to the satisfaction of the Committee. The Committee shall have the right to condition any Grant made to any Grantee hereunder on such Grantee's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares of Company Stock as

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the Committee shall deem necessary or advisable, and certificates representing such shares may be legended to reflect any such restrictions. Certificates representing shares of Company Stock issued or transferred under the Plan will be subject to such stop-transfer orders and other restrictions as may be required by applicable laws, regulations and interpretations, including any requirement that a legend be placed thereon.

        13.    Amendment and Termination of the Plan

        (a)    Amendment.    The Board may amend or terminate the Plan at any time; provided, however, that the Board shall not amend the Plan without stockholder approval if such approval is required in order to comply with the Code or other applicable laws, or to comply with applicable stock exchange requirements.

        (b)    No Repricing without Stockholder Approval.    Notwithstanding anything in the Plan to the contrary, except in connection with a corporate transaction involving the Company (including, without limitation, any stock dividend, stock split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of shares), the Committee may not reprice Options, nor may the Board amend the Plan to permit repricing of Options, unless the stockholders of the Company provide prior approval for such repricing.

        (c)    Stockholder Re-Approval Requirement.    If Stock Awards are granted as "qualified performance-based compensation" under Section 8 above, the Plan must be reapproved by the stockholders no later than the first stockholders meeting that occurs in the fifth year following the year in which the stockholders previously approved the provisions of Section 8, if required by section 162(m) of the Code or the regulations thereunder.

        (c)    Termination of Plan.    The Plan shall terminate on the day immediately preceding the tenth anniversary of February 1, 2011 unless the Plan is terminated earlier by the Board or is extended by the Board with the approval of the stockholders. Incentive Stock Options shall not be granted after the date that is ten (10) years after the date on which the Board adopts the 2011 restatement of the Plan or the 2011 Restatement Date, whichever is earlier.

        (d)    Termination and Amendment of Outstanding Grants.    A termination or amendment of the Plan that occurs after a Grant is made shall not materially impair the rights of a Grantee unless the Grantee consents or unless the Committee acts under subsection 19(b). The termination of the Plan shall not impair the power and authority of the Committee with respect to an outstanding Grant. Whether or not the Plan has terminated, an outstanding Grant may be terminated or amended under subsection 19(b) or may be amended by agreement of the Company and the Grantee consistent with the Plan, and subject to subsection 12(b) above.

        (e)    Governing Document.    The Plan shall be the controlling document. No other statements, representations, explanatory materials or examples, oral or written, may amend the Plan in any manner. The Plan shall be binding upon and enforceable against the Company and its successors and assigns.

        14.    Funding of the Plan

        This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Grants under this Plan. In no event shall interest be paid or accrued on any Grant, including unpaid installments of Grants.

        15.    Rights of Participants

        Nothing in this Plan shall entitle any Employee, Key Advisor, Non-Employee Director or other person to any claim or right to be granted a Grant under this Plan. Neither this Plan nor any action

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taken hereunder shall be construed as giving any individual any rights to be retained by or in the employ of the Company or any other employment rights.

        16.    No Fractional Shares

        No fractional shares of Company Stock shall be issued or delivered pursuant to the Plan or any Grant. The Committee shall determine whether cash, other awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

        17.    Headings

        Section headings are for reference only. In the event of a conflict between a title and the content of a Section, the content of the Section shall control.

        18.    Effective Date of the Plan.

        The Plan, as amended and restated, is effective as of February 1, 2011, subject to stockholder approval.

        19.    Miscellaneous

        (a)    Grants in Connection with Corporate Transactions, Changes in Control and Otherwise.    Nothing contained in this Plan shall be construed to (i) limit the right of the Committee to make Grants under this Plan in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business or assets of any corporation, firm or association, including Grants to employees thereof who become Employees of the Company, or for other proper corporate purposes, or (ii) limit the right of the Company to grant stock options or make other awards outside of this Plan. Without limiting the foregoing, the Committee may make a Grant to an employee of another corporation who becomes an Employee by reason of a corporate merger, consolidation, acquisition of stock or property, reorganization or liquidation involving the Company or any of its subsidiaries in substitution for a stock option or Stock Award grant made by such corporation. The terms and conditions of the substitute grants may vary from the terms and conditions required by the Plan and from those of the substituted stock incentives. The Committee shall prescribe the provisions of the substitute grants.

        (b)    Compliance with Law.

            (i)  The Plan, the exercise of Options and the obligations of the Company to issue or transfer shares of Company Stock under Grants shall be subject to all applicable laws and to approvals by any governmental or regulatory agency as may be required. With respect to persons subject to section 16 of the Exchange Act, it is the intent of the Company that the Plan and all transactions under the Plan comply with all applicable provisions of Rule 16b-3 or its successors under the Exchange Act. In addition, it is the intent of the Company that Incentive Stock Options comply with the applicable provisions of section 422 of the Code, that Grants of "qualified performance-based compensation" comply with the applicable provisions of section 162(m) of the Code and that, to the extent applicable, Grants comply with the requirements of section 409A of the Code. To the extent that any legal requirement of section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code as set forth in the Plan ceases to be required under section 16 of the Exchange Act or section 422, 162(m) or 409A of the Code, that Plan provision shall cease to apply. The Committee may revoke any Grant if it is contrary to law or modify a Grant to bring it into compliance with any valid and mandatory government regulation, subject to subsection 12(b) above. The Committee may also adopt rules regarding the withholding of taxes on payments to Grantees. The Committee may, in its sole discretion, agree to limit its authority under this Section.

           (ii)  The Plan is intended to comply with the requirements of section 409A of the Code, to the extent applicable. Each Grant shall be construed and administered such that the Grant either

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  (A) qualifies for an exemption from the requirements of section 409A of the Code or (B) satisfies the requirements of section 409A of the Code. If a Grant is subject to section 409A of the Code, (I) distributions shall only be made in a manner and upon an event permitted under section 409A of the Code, (II) payments to be made upon a termination of employment shall only be made upon a "separation from service" under section 409A of the Code, (III) unless the Grant specifies otherwise, each installment payment shall be treated as a separate payment for purposes of section 409A of the Code, and (IV) in no event shall a Grantee, directly or indirectly, designate the calendar year in which a distribution is made except in accordance with section 409A of the Code.

          (iii)  Any Grant that is subject to section 409A of the Code and that is to be distributed to a Key Employee (as defined below) upon separation from service shall be administered so that any distribution with respect to such Award shall be postponed for six (6) months following the date of the Grantee's separation from service, if required by section 409A of the Code. If a distribution is delayed pursuant to section 409A of the Code, the distribution shall be paid within fifteen (15) days after the end of the six (6)-month period. If the Grantee dies during such six (6)-month period, any postponed amounts shall be paid within ninety (90) days of the Grantee's death. The determination of Key Employees, including the number and identity of persons considered Key Employees and the identification date, shall be made by the Committee or its delegate each year in accordance with section 416(i) of the Code and the "specified employee" requirements of section 409A of the Code.

        (c)    Company Policies.    All Grants under the Plan shall be subject to the applicable provisions of any applicable clawback or recoupment policies, share trading policies and other policies that may be approved by the Board, as such policies may be in effect from time to time.

        (d)    Governing Law.    The validity, construction, interpretation and effect of the Plan and Grant Instruments issued under the Plan shall be governed and construed by and determined in accordance with the laws of the Commonwealth of Pennsylvania, without giving effect to the conflict of laws provisions thereof.

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PLEASE SEE BELOW FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS. IF YOU VOTE BY TELEPHONE OR INTERNET, PLEASE DO NOTMAIL BACKTHIS PROXY CARD. VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Daylight Time the day before the CEPHALON, INC. 41 MOORES ROAD FRAZER, PA 19355 cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS If you would like to reduce the costs incurred by Cephalon, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Daylight Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Cephalon, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS M31369-P08639 DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALIDONLY WHEN SIGNED AND DATED. CEPHALON, INC. The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4 1. ELECTION OF DIRECTORS Nominees: For Against Abstain 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 0 1a. J. Kevin Buchi 1b. William P. Egan For Against Abstain 2. APPROVAL OF AN AMENDMENT AND 0 0 0 0 0 0 1c. Martyn D. Greenacre RESTATEMENT OF THE 2011 EQUITY COMPENSATION PLAN. 3. RATIFICATION OF APPOINTMENT OF 1d. Charles J. Homcy, M.D. PRICEWATERHOUSECOOPERS LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE YEAR ENDING DECEMBER 31, 2011. 1e. Vaughn M. Kailian 4. TO APPROVE AN ADVISORY RESOLUTION REGARDING EXECUTIVE COMPENSATION. 0 0 0 1f. Kevin E. Moley The Board of Directors recommends you vote 1g. Charles A. Sanders, M.D. FOR a stockholder vote every 2 years with respect to Proposal 5: 1 Year 2 Years 3 Years Abstain 5. TO VOTE ON AN ADVISORY BASIS REGARDING 0 0 0 0 1h. Gail R. Wilensky, Ph.D. THE FREQUENCY OF ADVISORY STOCKHOLDER VOTES REGARDING EXECUTIVE COMPENSATION. 1i. Dennis L. Winger 6. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE For address changes and/or comments, please check this box and write them on the back where indicated. THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE 0 Yes 0 No Please indicate if you plan to attend this meeting. STOCKHOLDER. WHERE NO DIRECTION IS GIVEN, WHEN A DULY EXECUTED PROXY IS RETURNED, SUCH SHARES WILL BE VOTED AT THE MEETING FOR EACH PROPOSAL AS RECOMMENDED BY THE BOARD OF DIRECTORS, AND WILL GRANT AUTHORITY TO THE PROXYHOLDER TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF. (NOTE: Please sign exactly as your name(s) appear(s) hereon. All holders must sign. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. If a corporation, please sign in full corporate name, by authorized officer. If a partnership, please sign in partnership name by authorized person.) THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT OF CEPHALON, INC. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement, Form 10-K and Annual Report are available at www.proxyvote.com. M31370-P08639 PROXY PROXY CEPHALON, INC. PROXY FOR ANNUAL MEETING OF STOCKHOLDERS, MAY 10, 2011 The undersigned hereby appoints J. Kevin Buchi and Gerald J. Pappert, or either one of them acting singly in the absence of the other, with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of Stockholders of Cephalon, Inc. to be held on May 10, 2011, and any postponements or adjournments thereof, to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Annual Meeting of Stockholders to be held on May 10, 2011, or any postponements or adjournments thereof, all as set forth in the proxy statement dated March 25, 2011. This proxy also provides voting instructions for shares of stock held by Vanguard Fiduciary Trust Company, as trustee of the Cephalon, Inc. 401(k) Profit Sharing Plan (the "Plan"), and directs Vanguard Fiduciary Trust Company to vote at the Annual Meeting all of the shares of employer stock which are allocated to the undersigned's account in the Plan in the manner directed on the reverse side of this card. This proxy/voting instruction card is solicited on behalf of the Board of Directors of Cephalon, Inc. pursuant to a separate Notice of Annual Meeting and Proxy Statement dated March 25, 2011, receipt of which is hereby acknowledged. When properly executed, this proxy will be voted as directed, or, if no direction is given, will be voted for each Proposal as recommended by the Board of Directors, and will grant authority to the proxyholder to vote upon such other business as may properly come before the Meeting or any postponements or adjournments thereof. (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) (CONTINUED ANDTO BE SIGNED ON REVERSE SIDE) Address Changes/Comments: